                                                                  Exhibit 20.1


  CASE EQUIPMENT LOAN TRUST 1995-A
  $576,000,000 7.30% Asset Backed Notes due March 15, 2002
  $24,000,000 7.65% Asset Backed Certificates due
  March 15, 2002                                                       03/18/99
  Prepared by Lisa Sorenson Phone 414-636-6184                         08:32 PM
                                                            File: service\us95a

NPV Data Input Section                    IRR Calc                                    15-Mar-99
    Scheduled Cash Flows as of the               7.562%             Cut-off Date    pool 1          pool 2             pool 3
 End of the Fiscal                      0   (352,717,651.45)         756,797.64      1,724,843.47    2,395,798.88       550,793.04
     Month                              1      4,418,039.53        3,661,241.89      1,019,057.11    4,866,966.06     3,865,374.29
Line 0 is Scheduled                     2      4,012,602.90        4,012,602.90        609,953.07      261,462.46     4,484,788.64
 Amount Delinquent                      3      3,907,325.73        3,907,325.73        336,919.36      117,855.09        75,019.59
                                        4      5,254,112.46        5,254,112.46        641,425.62       84,112.73       110,088.16
                                        5      6,443,901.17        6,443,901.17        898,128.19       80,986.57       246,666.73
                                        6      5,675,841.78        5,675,841.78        599,995.56      216,278.29        66,891.34
                                        7      9,401,221.89        9,401,221.89        829,816.92      169,613.24       135,251.04
                                        8      5,176,887.89        5,176,887.89        546,431.58      134,670.20       193,567.51
                                        9      7,504,062.59        7,504,062.59      1,132,469.53      173,757.91       105,456.83
                                       10     25,460,912.46       25,460,912.46      6,433,489.96      339,535.07       506,240.05
                                       11     17,161,198.48       17,161,198.48      3,952,637.20      386,018.64       548,076.30
                                       12      9,725,133.70        9,725,133.70      1,650,465.87    2,668,119.80       180,946.32
                                       13      5,313,727.52        5,313,727.52        297,400.24    2,763,291.80     1,534,252.89
                                       14      4,141,877.81        4,141,877.81         62,443.27      128,167.96     2,072,371.24
                                       15      3,728,364.97        3,728,364.97         90,471.49        9,950.38        41,503.85
                                       16      4,893,554.35        4,893,554.35         10,516.11        4,098.18        36,734.53
                                       17      6,214,011.07        6,214,011.07         26,897.34            0.00        21,596.73
                                       18      5,387,093.37        5,387,093.37          1,715.60       11,796.59             0.00
                                       19      8,842,052.74        8,842,052.74         11,931.23       19,409.50         3,546.67
                                       20      4,928,939.62        4,928,939.62         17,752.28        3,319.57        59,678.12
                                       21      7,229,379.49        7,229,379.49          4,995.45            0.00             0.00
                                       22     25,037,082.60       25,037,082.60        156,164.41            0.00         7,695.12
                                       23     16,779,221.10       16,779,221.10         64,494.56       27,910.39        48,094.23
                                       24      9,308,425.49        9,308,425.49         35,254.58       50,115.97            69.03
                                       25      4,795,285.30        4,795,285.30         18,366.93       10,322.30       137,759.04
                                       26      3,781,783.09        3,781,783.09            692.13            0.00        12,811.40
                                       27      3,273,512.75        3,273,512.75            765.52            0.00             0.00
                                       28      4,371,478.35        4,371,478.35              0.00            0.00             0.00
                                       29      5,537,022.24        5,537,022.24              0.00            0.00             0.00
                                       30      4,897,672.87        4,897,672.87              0.00            0.00             0.00
                                       31      8,011,042.60        8,011,042.60          7,908.33            0.00             0.00
                                       32      4,491,987.98        4,491,987.98              0.00            0.00        39,254.82
                                       33      6,683,794.29        6,683,794.29              0.00            0.00             0.00
                                       34     24,058,728.76       24,058,728.76              0.00            0.00             0.00
                                       35     15,848,613.80       15,848,613.80              0.00            0.00             0.00
                                       36      8,320,850.71        8,320,850.71              0.00            0.00             0.00
                                       37      3,990,580.08        3,990,580.08              0.00            0.00             0.00
                                       38      2,991,922.80        2,991,922.80              0.00            0.00             0.00
                                       39      2,433,481.82        2,433,481.82              0.00            0.00             0.00
                                       40      3,283,542.26        3,283,542.26              0.00            0.00             0.00
                                       41      4,374,194.28        4,374,194.28              0.00            0.00             0.00
                                       42      3,724,329.06        3,724,329.06              0.00            0.00             0.00
                                       43      6,417,821.23        6,417,821.23              0.00            0.00             0.00
                                       44      3,114,191.49        3,114,191.49              0.00            0.00             0.00
                                       45      4,864,826.68        4,864,826.68              0.00            0.00             0.00
                                       46     20,215,309.91       20,215,309.91              0.00            0.00             0.00
                                       47     12,909,728.71       12,909,728.71              0.00            0.00             0.00
                                       48      6,349,954.88        6,349,954.88              0.00            0.00             0.00
                                       49      2,282,299.00        2,282,299.00              0.00            0.00             0.00
                                       50      1,264,180.73        1,264,180.73              0.00            0.00             0.00
                                       51        684,213.18          684,213.18              0.00            0.00             0.00
                                       52      1,214,774.34        1,214,774.34              0.00            0.00             0.00
                                       53      1,940,632.37        1,940,632.37              0.00            0.00             0.00
                                       54      1,492,868.04        1,492,868.04              0.00            0.00             0.00
                                       55      3,355,837.69        3,355,837.69              0.00            0.00             0.00
                                       56      1,372,485.44        1,372,485.44              0.00            0.00             0.00
                                       57      2,427,126.28        2,427,126.28              0.00            0.00             0.00
                                       58     14,388,915.95       14,388,915.95              0.00            0.00             0.00
                                       59      8,159,079.37        8,159,079.37              0.00            0.00             0.00
                                       60      2,986,211.22        2,986,211.22              0.00            0.00             0.00
                                       61        715,159.00          715,159.00              0.00            0.00             0.00
                                       62        236,175.21          236,175.21              0.00            0.00             0.00
                                       63         27,528.60           27,528.60              0.00            0.00             0.00
                                       64         42,207.34           42,207.34              0.00            0.00             0.00
                                       65         47,609.45           47,609.45              0.00            0.00             0.00
                                       66          8,162.69            8,162.69              0.00            0.00             0.00
                                       67        121,075.68          121,075.68              0.00            0.00             0.00
                                       68         15,557.18           15,557.18              0.00            0.00             0.00
                                       69        101,621.40          101,621.40              0.00            0.00             0.00
                                       70        437,852.74          437,852.74              0.00            0.00             0.00
                                       71        196,938.60          196,938.60              0.00            0.00             0.00
                                       72         61,221.73           61,221.73              0.00            0.00             0.00
                                       73         17,674.81           17,674.81              0.00            0.00             0.00

Total Time Balance of Scheduled
Cash Flows
                                             418,284,034.69      418,284,034.69     21,183,402.91   14,923,557.58    15,084,527.51


CASE EQUIPMENT LOAN TRUST 1995-A
$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Prepared by Lisa Sorenson Phone 414-636-6184


Payment Date                                                                                            15-Mar-99
Month Begin                                                                                             01-Feb-99
Month End                                                                       28-Feb-95               28-Feb-99
Days in accrual period (30/360)                                                                                30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                    $7,484,299.90

Warranty Repurchases
    Contracts deferred beyond final maturity date                                                           $0.00
    Government obligors                                                                                     $0.00
          Total Warranty Repurchases                                                                        $0.00

Total Collections For The Period                                                                    $7,484,299.90

Miscellaneous Data
    Aggregate Scheduled Amounts 30 - 59 days past due                                                 $527,213.06
    Aggregate Scheduled Amounts 60 days or more past due                                              $879,412.48
    Net Losses on Liquidated Receivables                                                                $8,900.31
    Number of Loans at Beginning of Period                                                                  5,703
    Number of Loans at End of Period                                                                        4,947
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                      $0.00
    Reinvestment Income                                                                               $106,286.01
    Pre-Funding Account Reinvestment Income                                                                 $0.00



Part II -- Servicing Calculations                                                                                    15-Mar-99

1.  Sources and Uses of Collection Account Balance               Cut-off Date       pool 1                pool 2          pool 3

Initial Pool Balance                                                               $600,998,991.37
Wtd. Avg. APR                                                               7.564%          7.564%           7.482%           7.806%
Contract Value (Beg. of Month)                                                      $24,027,847.61   $16,857,195.23   $15,254,968.16
Contract Value  (End of Month)                                     $352,717,651.45  $20,114,023.05   $14,372,180.02   $14,523,356.64
Contract Value Decline                                                               $3,913,824.56    $2,485,015.22      $731,611.52

Total Collections and Investment Income for the period                               $7,590,585.91

Yield Supplement Amount                                                                      $0.00
Negative Carry Amount                                                                        $0.00

Total Distribution Amount (TDA)                                                      $7,590,585.91

Principal Distribution Amount  (PDA)                                                 $7,130,451.30
Interest Distribution Amount  (IDA)                                                    $460,134.61

2.  Calculation of Distributable Amounts

Note Beginning Principal Balance                                                    $27,806,199.98
Noteholders' Principal Carryover Shortfall (Previous Period)                                 $0.00
Noteholders' Share of the Principal Distribution Amount                                     96.00%
Noteholders' Principal Distributable Amount                                          $6,845,233.24

Certificate Beginning Principal Balance                                              $7,127,553.60
Certificateholders' Principal Carryover Shortfall
  (Previous Period)                                                                          $0.00
Certificateholders' Share of the Principal Distribution Amount                               4.00%
Certificateholders' Principal Distributable Amount                                     $285,218.05

Interest Accrued on Notes this period                                        7.30%     $169,154.38
Noteholders' Interest Carryover Shortfall (Previous Period)                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                 $0.00
Noteholders' Interest Distributable Amount                                             $169,154.38

Interest Accrued on Certificates this period                                 7.65%      $45,438.15
Certificateholders' Interest Carryover Shortfall
  (Previous Period)                                                                          $0.00
Interest Due (in Arrears) on Above Beginning Shortfall                                       $0.00
Certificateholders' Interest Distributable Amount                                       $45,438.15

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                            $7,590,585.91

Administration Fee Shortfall (Previous Period)                                               $0.00
Administration Fee Accrued during this Period                    $500/qtr.                 $166.67
Administration Fee Paid this Period from TDA                                               $166.67
Administration Fee Shortfall                                                                 $0.00

Total Distribution Amount Remaining                                                  $7,590,419.24

Noteholders' Interest Distributable Amount                                             $169,154.38
Noteholders' Interest Paid this Period from TDA                                        $169,154.38
Prelim. Noteholders' Interest Carryover Shortfall                                            $0.00

Total Distribution Amount Remaining                                                  $7,421,264.86

Noteholders' Principal Distributable Amount                                          $6,845,233.24
Noteholders' Principal Paid this Period from TDA                                     $6,845,233.24
Prelim. Noteholders' Principal Carryover Shortfall                                           $0.00





Total Distribution Amount Remaining                                                    $576,031.62

Certificateolders' Interest Distributable Amount                                        $45,438.15
Certificateholders' Interest Paid this Period from TDA                                  $45,438.15
Prelim. Certificateholders' Interest Carryover Shortfall                                     $0.00

Total Distribution Amount Remaining                                                    $530,593.46

Certificateholders' Principal Distributable Amount                                     $285,218.05
Certificateholders' Principal Paid this Period from TDA                                $285,218.05
Prelim. Certificateholders' Principal Carryover Shortfall                                    $0.00

Total Distribution Amount Remaining                                                    $245,375.41

Servicing Fee Shortfall (Previous Period)                                                    $0.00
Servicing Fees Accrued during this Period                            1.00%              $46,783.34
Servicing Fees Paid this Period from TDA                                                $46,783.34
Servicing Fee Shortfall                                                                      $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                          $198,592.07

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                      ($0.00)

New Collateral Purchased                                                                     $0.00
Deposit to Spread Account                                                                    $0.00
Deposit to YSA                                                                               $0.00
Payment to Seller                                                                            $0.00

Ending Pre-Funding Account Balance                                                         ($0.00)

5.  Reconciliation of Yield Supplement Account

Beginning Yield Supplement Account Balance                                           $5,681,958.21

Receivables Percentage                                                                    100.000%
Yield Supplement Amount                                                                      $0.00
Cumulative Yield Supplement Amount                                                  $15,059,477.79
Deposit to YSA for purchased collateral                                                      $0.00
Original YSA Balance                                                                $21,522,322.00
Maximum YSA Amount                                                                  $15,806,006.42
Required YSA Balance                                                                 $6,462,844.21
Interim Ending YSA Balance                                                           $5,681,958.21
YSA Released to Seller                                                                       $0.00

Ending Yield Supplement Account Balance                                              $5,681,958.21

6.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                   ($0.00)

Pre-Funded Percentage                                                                       0.000%
Negative Carry Amount                                                                        $0.00
Cumulative Negative Carry Amount                                                       $756,233.52
Maximum Negative Carry Amount                                                                $0.00
Required Negative Carry Account Balance                                                      $0.00
Interim Ending Negative Carry Account Balance                                              ($0.00)
Negative Carry Amount Released to Seller                                                     $0.00

Ending Negative Carry Account Balance                                                      ($0.00)


7.  Distributions from Spread Account


BeginningSpread Account Balance                                                     $15,024,974.78
Deposit to Spread Account from Pre-Funding Account                                           $0.00
Deposit to Spread Account from Excess Collections over Distributions                   $198,592.07

Distribution from Spread Account to Noteholders' Distr. Account                              $0.00
Adjustment to Noteholder Interest Carryover Shortfall                                        $0.00
Adjustment to Noteholder Principal Carryover Shortfall                                       $0.00

Prelim. Spread Account Balance Remaining                                            $15,223,566.85

Distribution from Spread Account to Certificateholders' Distr. Account                       $0.00
Adjustment to Certificateholders' Interest Carryover Shortfall                               $0.00
Adjustment to Certificateholders' Principal Carryover Shortfall                              $0.00

Prelim. Spread Account Balance Remaining                                            $15,223,566.85

Cumulative Realized Losses since 28-February-95 (Cut-off Date)                       $1,674,517.71
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                       NO
12*(Realized Losses during Collection Period + Repos at end of
  Collection Period)                                                                   $106,803.72
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?              NO
60 day or > Delinquent Scheduled Amounts                                               $879,412.48
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                   NO
Are any of the three conditions "YES"?                                          NO

Preliminary Note Principal Balance (End of Period)                                  $20,960,966.74
Preliminary Certificate Principal Balance (End of Period)                            $6,842,335.55
Preliminary Total Principal Balance of Notes and Certificates                       $27,803,302.29

Specified Spread Acct Balance (Before Distribution of 5.06
  (b) (ii))                                                                         $15,024,974.78

Greater of:

(a)  4.00% of Pool Balance at end of Collection Pd; and              4.00%           $1,960,382.39

(b)  2.5% of Initial Balance (Until Outstanding Note and
     Certificate Balance = Spread Account)                           2.50%          $15,024,974.78

Prelim. Spread Account Balance Remaining                                            $15,223,566.85
Prelim. Excess Spread Account Balance                                                  $198,592.07

Release from Spread Account to Seller as "Excess Servicing
  Fee"                                                       Turbo Date                      $0.00
Release from Spread Account to Noteholders as Principal          15-Oct-95             $198,592.07
Ending Spread Account Balance (after distributions)                                 $15,024,974.78
Net Change in Spread Account Balance                                                         $0.00

8.  Ending Balances
Note Interest Carryover Shortfall  (Ending Balance)                                          $0.00
Note Principal Carryover Shortfall  (Ending Balance)                                         $0.00
Certificateholders' Interest Carryover Shortfall
  (Ending Balance)                                                                           $0.00
Certificateholders' Principal Carryover Shortfall
  (Ending Balance)                                                                           $0.00

Note Principal Balance (End of Period)                                              $20,762,374.67
Certificate Principal Balance (End of Period)                                        $6,842,335.55
Total Principal Balance of Notes and Certificates                                   $27,604,710.22

Note Pool Factor (End of Period)                               $576,000,000.00           0.0360458
Certificate Pool Factor (End of Period)                         $24,000,000.00           0.2850973
Total Notes & Certificates Pool Factor (End of Period)                                   0.0460079

Specified Spread Account Balance (after all distributions
  and adjustments)                                                                  $15,024,974.78


CASE EQUIPMENT LOAN TRUST 1995-A
STATEMENT TO NOTEHOLDERS

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002


Payment Date:                                                                            15-Mar-99

(1) Amount of principal being paid on Notes:                                         $7,043,825.31
          per $1,000 original principal amount:                                        12.22886339

(2) Amount of interest being paid on Notes:                                            $169,154.38
          per $1,000 original principal amount:                                         0.29367080

(3) Pool Balance at end of related Collection Period:                               $49,009,559.71

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of notes:                                 $20,762,374.67
       (ii)  Note Pool Factor:                                                           0.0360458

    (b) (i)  Certificate Balance                                                     $6,842,335.55
       (ii)  Certificate Pool Factor:                                                    0.2850973

(5)  Amount of Servicing Fee:                                                           $46,783.34
          per $1,000 Original Pool Balance:                                             0.07784263

(6)  Amount of Administration Fee:                                                         $166.67
          per $1,000 Original Pool Balance:                                             0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                       $0.00

(8)  Aggregate amount of Realized Losses for the
         Collection Period:                                                              $8,900.31

(9)  Amount in Spread Account:                                                      $15,024,974.78

(10)  Amount in Pre-Funding Account:                                                        ($0.00

(11)  For the Final payment date with respect to the Funding Period, the          NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                            $5,681,958.21

(13)  Amount in Negative Carry Account:                                                     ($0.00


CASE EQUIPMENT LOAN TRUST 1995-A

STATEMENT TO CERTIFICATEHOLDERS

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002



Payment Date:                                                                            15-Mar-99

(1) Amount of principal being paid or distributed:

    (a)  Notes:                                                                      $7,043,825.31
           per $1,000 original principal amount:                                       12.22886339

    (b)  Certificates:                                                                 $285,218.05
           per $1,000 original principal amount:                                       11.88408549

    (c)  Total:                                                                      $7,329,043.36

(2) Amount of interest being paid or distributed:

    (a)  Notes:                                                                        $169,154.38
           per $1,000 original principal amount:                                        0.29367080

    (b)  Certificates:                                                                  $45,438.15
           per $1,000 original principal amount:                                        1.89325643

    (c)  Total:                                                                        $214,592.54

(3) Pool Balance at end of related Collection Period:                               $49,009,559.71

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of notes:                                 $20,762,374.67
       (ii)  Note Pool Factor:                                                           0.0360458

    (c) (i)  Certificate Balance                                                     $6,842,335.55
       (ii)  Certificate Pool Factor:                                                    0.2850973

(5)  Amount of Servicing Fee:                                                           $46,783.34
           per $1,000 Original Pool Balance:                                            0.07784263

(6)  Amount of Administration Fee:                                                         $166.67
           per $1,000 Original Pool Balance:                                            0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                       $0.00

(8)  Aggregate amount of Realized Losses for the
           Collection Period:                                                            $8,900.31

(9)  Amount in Spread Account:                                                      $15,024,974.78

(10)  Amount in Pre-Funding Account:                                                       ($0.00

(11)  For the Final payment date with respect to the Funding Period, the     NA
           Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                            $5,681,958.21

(13)  Amount in Negative Carry Account:                                                    ($0.00)


CASE EQUIPMENT LOAN TRUST 1995-A

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE


Payment Date:                                                                            15-Mar-99

(1)  Payment of Administration Fee to Administrator:                                       $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                              $169,154.38

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                            $7,043,825.31

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                        $45,438.15

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                       $285,218.05

(6)  Payment of Servicing Fee to Servicer:                                              $46,783.34

(7)  Deposit to Spread Account:                                                        $198,592.07

Check for Error                                                                 NO ERROR
Sum of Above Distributions                                                           $7,789,177.98
Total Distribution Amount plus Turbo                                                 $7,789,177.98


CASE EQUIPMENT LOAN TRUST 1995-A

SERVICER'S CERTIFICATE

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002



Payment Date:                                                                            15-Mar-99

(1)  Total Distribution Amount:                                                      $7,590,585.91

(2)  Administration Fee:                                                                   $166.67

(3)  Noteholders' Interest Distributable Amount:                                       $169,154.38

(4)  Noteholders' Interest Carryover Shortfall:                                              $0.00

(5)  Noteholders' Percentage:                                                                  96%

(6)  Noteholders' Principal Distributable Amount:                                    $7,043,825.31

(7)  Noteholders' Principal Carryover Shortfall:                                             $0.00

(8)  Noteholders' Distributable Amount:                                              $7,212,979.69

(9)  Certificateholders' Interest Distributable Amount:                                 $45,438.15

(10)  Certificateholders' Interest Carryover Shortfall:                                      $0.00

(11)  Certificateholders' Percentage:                                                           4%

(12)  Certificateholders' Principal Distributable Amount:                              $285,218.05

(13)  Certificateholders' Principal Carryover Shortfall:                                     $0.00

(14)  Certificateholders' Distributable Amount:                                        $330,656.21

(15)  Servicing Fee:                                                                    $46,783.34

(16)  Deposit to Spread Account (before any distributions of excess):                  $198,592.07

(17)  Specified Spread Account Balance (after all distributions and adjustments) :  $15,024,974.78
      The greater of:
      (a) 4.00% of the Pool Balance at the beginning of the Collection Period
          in which the Payment Date occurs plus                                      $1,960,382.39

      (b) 2.5% of Initial Balance (Until Outstanding Note and Certificate           $15,024,974.78
          Balance = Spread Account)


STATEMENT TO CERTIFICATEHOLDERS


(18)  Spread Account Trigger Tests:
    (a) (i)  Aggregate Realized Losses from the Cutoff Date through
             the end of the related Collection Period:                               $1,674,517.71

        (ii)  2.25% of the Original Pool Balance:                                   $13,522,477.31

    (b) (i) 12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract
            Value of all Receivables as to which the related Finance
            Equipment has been repossessed but in which the receivable
            has not been liquidated:                                                   $106,803.72

        (ii) 1.65% of the Pool Balance at the beginning of the
             Collection Period:                                                        $926,310.18

    (c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
             as of the end of the related Collection Period:                           $879,412.48

        (ii) 2.25% of the Pool Balance at the beginning of the Collection
             Period in which the Payment Date occurs:                                $1,102,715.09

(19) Spread Account Balance over the Specified Spread Account Balance:                 $198,592.07

(20) Excess Amount in Spread Account Distributed To:
     (a) Seller:                                                                             $0.00
     (b) Seller:  Release of Excess Amount in Yield Supplement Account                       $0.00
     (c) Noteholders:                                                                  $198,592.07

(21) Amount to be withdrawn from the Spread Account and deposited into the Note Distribution Account (other than as set
     forth in (32)(b) above):                                                                $0.00
(22) Amount to be withdrawn from the Spread Account and deposited
     into the Certificate Distribution Account:                                              $0.00

(23) Pool Balance as of the opening of business on the first day of
       the Collection Period in which the Payment Date occurs:                      $49,009,559.71

(24) After giving effect to all distributions on such Payment Date:
       Outstanding Principal Balance of Notes:                                      $20,762,374.67
       Note Pool Factor:                                                                 0.0360458

       Outstanding Principal Balance of the Certificates:                            $6,842,335.55
       Certificate Pool Factor:                                                          0.2850973

(25)  Aggregate Purchase Amounts for related Collection Period:                               0.00

(26)  Aggregate Amount of Realized Losses for the related Collection Period:             $8,900.31

(27)  Spread Account Balance after giving effect to all distributions:              $15,024,974.78


CASE EQUIPMENT LOAN TRUST 1995-B
$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes Due September 15, 2000 $294,000,000 Class A-3 6.15% Asset Backed Notes Due September 15, 2002 $26,000,000 6.45% Asset Backed Certificates Due September 15, 2002

Prepared by Lisa Sorenson Phone 414-636-6184


NPV Data Input Section                       IRR Calc             15-Mar-99
                                                   8.319%         pool 1            pool 2            pool 3
Scheduled Cash Flows as of the
 End of the Fiscal                    0    (375,056,914.00)       1,396,403.84      417,574.41        964,827.06
     Month                            1       7,065,483.08        1,662,945.18      737,584.87        866,348.54
Line 0 is Scheduled                   2       5,497,424.34        3,628,330.81      620,214.46        693,737.65
 Amount Delinquent                    3       6,911,943.75        3,888,081.97      400,566.90        483,820.50
                                      4      13,755,624.68        4,041,225.21      395,246.01        469,364.47
                                      5      10,320,462.30        4,030,407.86      842,369.43        550,005.00
                                      6       6,063,795.64        3,050,201.21    1,734,839.81        680,002.43
                                      7       6,187,590.06          756,667.98    3,965,892.18      2,098,762.41
                                      8      10,444,882.53          541,247.66      264,741.56      3,681,089.30
                                      9      11,257,480.67          893,948.99      434,545.74        923,607.04
                                      10     12,103,680.98        2,829,123.50      800,475.16        930,423.37
                                      11     13,868,539.05        1,836,755.58      439,943.17        398,091.96
                                      12     11,237,527.54          514,122.38      215,606.31        306,509.72
                                      13      7,211,321.42          393,707.94      359,197.32        297,094.27
                                      14      5,108,428.29        1,042,449.07      264,167.32        166,343.06
                                      15      6,956,327.97        1,225,799.43       89,008.97        102,864.44
                                      16     13,951,027.49        1,305,848.67       80,731.90         77,567.59
                                      17     10,189,666.03        1,653,437.82      433,111.85         90,826.22
                                      18      5,786,133.77        1,588,874.70      848,077.27        202,232.37
                                      19      6,008,036.09          234,916.00    2,570,024.82        941,903.31
                                      20     10,019,601.65          107,723.12      159,368.10      1,937,782.14
                                      21     10,876,927.96          188,463.47      248,979.20        285,479.40
                                      22     11,717,351.64          152,370.74      163,837.75        272,247.98
                                      23     13,292,442.97           92,146.00       67,627.48         24,794.55
                                      24     10,769,940.61            1,530.56       27,428.60         40,414.67
                                      25      6,807,002.99              531.88       19,070.58         22,892.66
                                      26      4,622,643.12           15,466.48        8,337.26              0.00
                                      27      6,520,941.54            6,837.09        2,347.11              0.00
                                      28     13,253,785.46           22,529.51        2,347.11              0.00
                                      29      9,545,425.28           72,892.59       24,179.76              0.00
                                      30      5,316,722.42            9,746.16        2,347.11              0.00
                                      31      5,492,559.12                0.00       19,605.87         57,013.83
                                      32      9,259,151.29           24,406.27            0.00              0.00
                                      33     10,091,918.30           13,082.34            0.00              0.00
                                      34     10,667,452.02                0.00            0.00              0.00
                                      35     11,924,557.05                0.00            0.00              0.00
                                      36      9,592,980.21                0.00            0.00              0.00
                                      37      5,571,999.63                0.00            0.00              0.00
                                      38      3,525,826.06                0.00            0.00              0.00
                                      39      5,110,243.54                0.00            0.00              0.00
                                      40     11,200,013.98                0.00            0.00              0.00
                                      41      7,862,891.62                0.00            0.00              0.00
                                      42      4,170,368.98                0.00            0.00              0.00
                                      43      4,180,220.31                0.00            0.00              0.00
                                      44      7,194,052.79                0.00            0.00              0.00
                                      45      7,888,376.20                0.00            0.00              0.00
                                      46      8,111,468.65                0.00            0.00              0.00
                                      47      8,851,625.45                0.00            0.00              0.00
                                      48      6,473,689.43                0.00            0.00              0.00
                                      49      2,558,905.47                0.00            0.00              0.00
                                      50        987,593.55                0.00            0.00              0.00
                                      51      1,988,949.69                0.00            0.00              0.00
                                      52      6,389,191.39                0.00            0.00              0.00
                                      53      4,265,291.38                0.00            0.00              0.00
                                      54      1,579,374.37                0.00            0.00              0.00
                                      55      1,180,951.76                0.00            0.00              0.00
                                      56      2,293,132.32                0.00            0.00              0.00
                                      57      2,688,019.89                0.00            0.00              0.00
                                      58      2,713,276.68                0.00            0.00              0.00
                                      59      3,895,027.62                0.00            0.00              0.00
                                      60      3,049,513.88                0.00            0.00              0.00
                                      61        888,385.50                0.00            0.00              0.00
                                      62        151,117.06                0.00            0.00              0.00
                                      63        381,464.41                0.00            0.00              0.00
                                      64        339,379.02                0.00            0.00              0.00





                                                                       PAGE -- 1



                                65        180,746.13                0.00            0.00              0.00
                                66         87,347.49                0.00            0.00              0.00
                                67         17,948.98                0.00            0.00              0.00
                                68         89,040.34                0.00            0.00              0.00
                                69        217,072.75                0.00            0.00              0.00
                                70         66,233.26                0.00            0.00              0.00
                                71        502,016.97                0.00            0.00              0.00
                                72              0.00                0.00            0.00              0.00
                                73              0.00                0.00            0.00              0.00

      Total Time Balance of Scheduled Cash Flows
                                      446,347,535.86       37,222,222.01   16,659,395.39     17,566,045.94








                                                                       PAGE -- 2

CASE EQUIPMENT LOAN TRUST 1995-B
$100,000,000 CLASS A-1 5.825% MONEY MARKET ASSET BACKED NOTES DUE SEPTEMBER 15, 1996
$230,000,000 CLASS A-2 5.95% ASSET BACKED NOTES DUE SEPTEMBER 15, 2000 $294,000,000 CLASS A-3 6.15% ASSET BACKED NOTES DUE SEPTEMBER 15, 2002 $26,000,000 6.45% ASSET BACKED CERTIFICATES DUE SEPTEMBER 15, 2002

Prepared by Sandra Tomlinson Phone 414-636-7833


     Payment Date                                                        15-Mar-99
     Month Begin                                                         01-Feb-99
     Month End                                                           28-Feb-99
     Days in accrual period (30/360)                                            30

     PART I -- MONTHLY DATA INPUT

     Total Receipts During the Period                                $4,495,197.46

     Warranty Repurchases
         Contracts deferred beyond Final Scheduled Maturity Date             $0.00
         Government obligors                                                 $0.00
               Total Warranty Repurchases                                    $0.00

     Total Collections For The Period                                $4,495,197.46

     Miscellaneous Data
         Aggregate Scheduled Amounts 30 - 59 days past due             $545,955.49
         Aggregate Scheduled Amounts 60 days or more past due        $1,179,017.62
         Net Losses on Liquidated Receivables                             ($848.61)
         Number of Loans at Beginning of Period                              7,446
         Number of Loans at End of Period                                    7,168
         Repossessed Equipment not Sold or Reassigned (Beginning)            $0.00
         Repossessed Equipment not Sold or Reassigned (End)                  $0.00
         Reinvestment Income (including Pre-Funding Account)            $86,344.83
         Pre-Funding Account Reinvestment Income                             $0.00







                                                                       PAGE -- 3



         PART II -- SERVICING CALCULATIONS                                          15-Mar-99

         1.  Sources and Uses of Collection Account Balance                   pool 1           pool 2         pool 3
         Initial Pool Balance                                               $650,228,245.97
         Wtd. Avg. APR                                                                8.320%          8.820%          8.787%
         Contract Value (Beg. of Month)                                       $37,750,680.78  $16,142,696.63  $17,294,711.49
         Contract Value  (End of Month)                                       $35,337,206.84  $15,493,492.63  $16,393,799.04
         Contract Value Decline                                                $2,413,473.94     $649,204.00     $900,912.45

         Total Collections and Investment Income for the period                $4,581,542.29

         Yield Supplement Amount                                                       $0.00
         Negative Carry Amount                                                         $0.00

         Total Distribution Amount (TDA)                                       $4,581,542.29

         Principal Distribution Amount  (PDA)                                  $3,963,590.39
         Interest Distribution Amount  (IDA)                                     $617,951.90

         2.  Calculation of Distributable Amounts

         A-1 Note Beginning Principal Balance                                          $0.00
         A-1 Noteholders' Principal Carryover Shortfall (Previous Period)              $0.00
         A-1 Noteholders' Share of the Principal Distribution Amount                   0.00%
         A-1 Noteholders' Principal Distributable Amount                               $0.00

         A-2 Note Beginning Principal Balance                                          $0.00
         A-2 Noteholders' Principal Carryover Shortfall (Previous Period)              $0.00
         A-2 Noteholders' Share of the Principal Distribution Amount                   0.00%
         A-2 Noteholders' Principal Distributable Amount                               $0.00

         A-3 Note Beginning Principal Balance                                 $45,188,088.62
         A-3 Noteholders' Principal Carryover Shortfall (Previous Period)              $0.00
         A-3 Noteholders' Share of the Principal Distribution Amount                 100.00%
         A-3 Noteholders' Principal Distributable Amount                       $3,963,590.39

         Certificate Beginning Principal Balance                              $26,000,000.00
         Certificateholders' Principal Carryover Shortfall (Previous Period)           $0.00
         Certificateholders' Share of the Principal Distribution Amount                0.00%
         Certificateholders' Principal Distributable Amount                            $0.00

         Interest Accrued on Class A-1 Notes this period                               $0.00
         Noteholders' Interest Carryover Shortfall (Previous Period)
             applicable to A-1 Notes                                                   $0.00
         Interest Due (in Arrears) on above Shortfall                                  $0.00
         Noteholders' Interest Distributable Amount applicable to A-1 Notes            $0.00

         Interest Accrued on Class A-2 Notes this period                               $0.00
         Noteholders' Interest Carryover Shortfall (Previous Period)
            applicable to A-2 Notes                                                    $0.00
         Interest Due (in Arrears) on above Shortfall                                  $0.00
         Noteholders' Interest Distributable Amount applicable to A-2 Notes            $0.00

         Interest Accrued on Class A-3 Notes this period                         $231,588.95
         Noteholders' Interest Carryover Shortfall (Previous Period)
            applicable to A-3 Notes                                                    $0.00
         Interest Due (in Arrears) on above Shortfall                                  $0.00
         Noteholders' Interest Distributable Amount applicable to
            A-3 Notes                                                            $231,588.95

         Interest Accrued on Class A-1, A-2, and A-3 Notes this period           $231,588.95
         Noteholders' Interest Carryover Shortfall (Previous Period)                   $0.00
         Interest Due (in Arrears) on above Shortfall                                  $0.00
         Noteholders' Interest Distributable Amount                              $231,588.95

         Interest Accrued on Certificates this period                            $139,750.00
         Certificateholders' Interest Carryover Shortfall (Previous Period)            $0.00
         Interest Due (in Arrears) on Above Shortfall                                  $0.00
         Certificateholders' Interest Distributable Amount                       $139,750.00






                                                                       PAGE -- 4


         3.  Allocation of Total Distribution Amount

         Total Distribution Amount                                               $4,581,542.29

         Administration Fee Shortfall (Previous Period)                                  $0.00
         Administration Fee Accrued during this Period                                 $166.67
         Administration Fee Paid this Period from TDA                                  $166.67
         Administration Fee Shortfall                                                    $0.00

         Total Distribution Amount Remaining                                     $4,581,375.62

         Noteholders' Interest Carryover Shortfall (Previous Period)
            applicable to A-1 Notes                                                      $0.00
         Interest Due (in Arrears) on above Shortfall                                    $0.00
         Interest Accrued on Class A-1 Notes this period                                 $0.00
         Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA         $0.00
         Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
            applicable to A-1 Notes                                                      $0.00

         Noteholders' Interest Carryover Shortfall (Previous Period) applicable
            to A-2 Notes                                                                 $0.00
         Interest Due (in Arrears) on above Shortfall                                    $0.00
         Interest Accrued on Class A-2 Notes this period                                 $0.00
         Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA         $0.00
         Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
            applicable to A-2 Notes                                                      $0.00

         Noteholders' Interest Carryover Shortfall (Previous Period) applicable
            to A-3 Notes                                                                 $0.00
         Interest Due (in Arrears) on above Shortfall                                    $0.00
         Interest Accrued on Class A-3 Notes this period                           $231,588.95
         Noteholders' Interest  applicable to A-3 Notes Paid this Period from TDA  $231,588.95
         Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
             applicable to A-3 Notes                                                     $0.00

         Noteholders' Interest Carryover Shortfall (Previous Period)                     $0.00
         Interest Due (in Arrears) on above Shortfall                                    $0.00
         Interest Accrued on Class A-1, A-2, and A-3 Notes this period             $231,588.95
         Noteholders' Interest Paid this Period from TDA                           $231,588.95
         Preliminary Noteholders' Interest Carryover Shortfall (Current Period)          $0.00

         Total Distribution Amount Remaining                                     $4,349,786.67

         A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
         A-1 Noteholders' Monthly Principal Distributable Amount                         $0.00
         A-1 Noteholders' Principal Distributable Amount Paid from TDA                   $0.00
         Preliminary A-1 Noteholders' Principal Carryover Shortfall
             (Current Period)                                                            $0.00

         Total Distribution Amount Remaining                                     $4,349,786.67

         A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
         A-2 Noteholders' Monthly Principal Distributable Amount                         $0.00
         A-2 Noteholders' Principal Distributable Amount Paid from TDA                   $0.00
         Preliminary A-2 Noteholders' Principal Carryover Shortfall
             (Current Period)                                                            $0.00

         Total Distribution Amount Remaining                                     $4,349,786.67

         A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
         A-3 Noteholders' Monthly Principal Distributable Amount                 $3,963,590.39
         A-3 Noteholders' Principal Distributable Amount Paid from TDA           $3,963,590.39
         Prelim. A-3 Noteholders' Principal Carryover Shortfall
             (Current Period)                                                            $0.00

         Total Distribution Amount Remaining                                       $386,196.28

         Certificateholders' Interest Carryover Shortfall (Previous Period)              $0.00
         Interest Due (in Arrears) on Above Shortfall                                    $0.00
         Interest Accrued on Certificates this period                              $139,750.00
         Certificateholders' Interest Paid this Period from TDA                    $139,750.00
         Preliminary Certificateholders' Interest Carryover Shortfall
             (Current Period)                                                            $0.00

         Total Distribution Amount Remaining                                       $246,446.28

         Certificateholders' Principal Carryover Shortfall (Previous Period)             $0.00
         Certificateholders' Principal Distributable Amount applicable to
             current period                                                              $0.00
         Certificateholders' Principal Distributable Amount Paid from TDA                $0.00
         Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)      $0.00

         Total Distribution Amount Remaining                                       $246,446.28





                                                                       PAGE -- 5


         Servicing Fee Shortfall (Previous Period)                                            $0.00
         Servicing Fees Accrued during this Period                                       $59,323.41
         Servicing Fees Paid this Period from TDA                                        $59,323.41
         Servicing Fee Shortfall                                                              $0.00

         Total Distribution Amount Remaining to Deposit to Spread Acct                  $187,122.87

         4.  Reconciliation of Pre-Funding Account

         Beginning Pre-Funding Account Balance                                                $0.00

         New Collateral Purchased                                                             $0.00
         Deposit to Spread Account                                                            $0.00
         Deposit to YSA                                                                       $0.00
         Payment to Seller                                                                    $0.00

         Ending Pre-Funding Account Balance                                                   $0.00

         5.  Reconciliation of Yield Supplement Account

         Beginning Yield Supplement Account Balance                                   $1,548,208.68

         Receivables Percentage                                                            100.000%
         Yield Supplement Amount                                                              $0.00
         Cumulative Yield Supplement Amount                                             $575,231.33
         Deposit to YSA for purchased collateral                                              $0.00
         Original YSA Balance                                                         $2,284,539.32
         Maximum YSA Amount                                                           $2,123,440.01
         Required YSA Balance                                                         $1,709,307.99
         Interim Ending YSA Balance                                                   $1,548,208.68
         YSA Released to Seller                                                               $0.00

         Ending Yield Supplement Account Balance                                      $1,548,208.68

         6.  Reconciliation of Negative Carry Account

         Beginning Negative Carry Account Balance                                             $0.00

         Pre-Funded Percentage                                                               0.000%
         Negative Carry Amount                                                                $0.00
         Cumulative Negative Carry Amount                                               $265,109.61
         Maximum Negative Carry Amount                                                        $0.00
         Required Negative Carry Account Balance                                              $0.00
         Interim Ending Negative Carry Account Balance                                        $0.00
         Negative Carry Amount Released to Seller                                             $0.00

         Ending Negative Carry Account Balance                                                $0.00

         7.  Distributions from Spread Account

         Beginning Spread Account Balance                                            $16,255,706.15
         Deposit to Spread Account from Pre-Funding Account                                   $0.00
         Deposit to Spread Account from Excess Collections over Distributions           $187,122.87

         Distribution from Spread Account to Noteholders' Distr. Account                      $0.00
         Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
             (Current Period) applicable to A-1 Notes                                         $0.00
         Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
             (Current Period) applicable to A-2 Notes                                         $0.00
         Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
             (Current Period) applicable to A-3 Notes                                         $0.00
         Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall
             (Current Period)                                                                 $0.00
         Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall
             (Current Period)                                                                 $0.00
         Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall
             (Current Period)                                                                 $0.00

         Prelim. Spread Account Balance Remaining                                    $16,442,829.02

         Distribution from Spread Account to Certificateholders' Distr. Account               $0.00
         Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall
             (Current Period)                                                                 $0.00
         Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall
             (Current Period)                                                                 $0.00

         Prelim. Spread Account Balance Remaining                                    $16,442,829.02





                                                                       PAGE -- 6


         Cumulative Realized Losses since 31-August-95 (Cut-off Date)            $2,720,396.16
         Are Cum. Realized Losses greater than 2.25% of Initial Pool Balance?               NO
         12*(Realized Losses during Collection Period + Repos at end of
            Collection Period)                                                     ($10,183.32)
         Is 12*Realized Losses + Unliq. Repos greater than 1.65% of Beg.
            Pool Balance?                                                                   NO
         60 day or greater than Delinquent Scheduled Amounts                     $1,179,017.62
         Are 60 day or greater than Delinquencies greater than 2.25% of Ending
            Pool Balance?                                                                           NO
         Are any of the three conditions "YES"?                                               NO

         A-1 Note Principal Balance (End of Period)                                           $0.00
         A-2 Note Principal Balance (End of Period)                                           $0.00
         A-3 Note Principal Balance (End of Period)                                  $41,224,498.23
         Certificate Principal Balance (End of Period)                               $26,000,000.00
         Total Principal Balance of Notes and Certificates (End of Period)           $67,224,498.23

         Specified Spread Acct Balance                                               $16,255,706.15
         Greater of:
         (a)  3.75% of Pool Balance at end of Collection Pd; and                      $2,520,918.69

         (b)  2.5% of Initial Pool Balance (Until Outstanding Note and Certificate
                Balance = Spread Account)                                            $16,255,706.15

         Prelim. Spread Account Balance Remaining                                    $16,442,829.02
         Prelim. Excess Spread Account Balance                                          $187,122.87

         Release from Spread Account to Seller as "Excess Servicing Fee"                $187,122.87
         Ending Spread Account Balance (after distributions)                         $16,255,706.15
         Net Change in Spread Account Balance                                                 $0.00

           8.  Ending Balances
           Noteholders' Interest Carryover Shortfall (Current Period) applicable
               to A-1 Notes                                                                   $0.00
           Noteholders' Interest Carryover Shortfall (Current Period) applicable
               to A-2 Notes                                                                   $0.00
           Noteholders' Interest Carryover Shortfall (Current Period) applicable
               to A-3 Notes                                                                   $0.00
           A-1 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00
           A-2 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00
           A-3 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00
           Certificateholders' Interest Carryover Shortfall  (Ending Balance)                 $0.00
           Certificateholders' Principal Carryover Shortfall  (Ending Balance)                $0.00

           A-1 Note Principal Balance (End of Period)                                         $0.00
           A-2 Note Principal Balance (End of Period)                                         $0.00
           A-3 Note Principal Balance (End of Period)                                $41,224,498.23
           Certificate Principal Balance (End of Period)                             $26,000,000.00
           Total Principal Balance of Notes and Certificates (End of Period)         $67,224,498.23

           A-1 Note Pool Factor (End of Period)                                           0.0000000
           A-2 Note Pool Factor (End of Period)                                           0.0000000
           A-3 Note Pool Factor (End of Period)                                           0.1402194
           Certificate Pool Factor (End of Period)                                        1.0000000
           Total Notes & Certificates Pool Factor (End of Period)                         0.1034223

           Specified Spread Account Balance (after all distributions and
           adjustments)                                                              $16,255,706.15




                                                                       PAGE -- 7

CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO NOTEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes Due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes Due September 15, 2000 $294,000,000 Class A-3 6.15% Asset Backed Notes Due September 15, 2002 $26,000,000 6.45% Asset Backed Certificates Due September 15, 2002


        Payment Date:                                                                       15-Mar-99

         (1)  Amount of principal being paid on the Notes:

              (a)  A-1 Notes:                                                                $0.00
                    per $1,000 original principal amount:                              $0.00000000

              (b)   A-2 Notes:                                                               $0.00
                     per $1,000 original principal amount:                             $0.00000000

              (c)  A-3 Notes:                                                        $3,963,590.39
                     per $1,000 original principal amount:                            $13.48159996

              (d)   Total                                                            $3,963,590.39

         (2) Interest on the Notes

              (a)  A-1 Notes:                                                                $0.00
                    per $1,000 original principal amount:                              $0.00000000

              (b)  A-2 Notes:                                                                $0.00
                    per $1,000 original principal amount:                              $0.00000000

              (c)  A-3 Notes:                                                          $231,588.95
                    per $1,000 original principal amount:                              $0.78771753

              (d)  Total                                                               $231,588.95

         (3) Pool Balance at the end of the related Collection Period               $67,224,498.50

         (4) After giving effect to distributions on current Payment Date:

              (a) (i)  outstanding principal amount of A-1 Notes:                            $0.00
                  (ii)  A-1 Note Pool Factor:                                            0.0000000

              (b) (i)  outstanding principal amount of A-2 Notes:                            $0.00
                  (ii)  A-2 Note Pool Factor:                                            0.0000000

              (c) (i)  outstanding principal amount of A-3 Notes:                   $41,224,498.23
                  (ii)  A-3 Note Pool Factor:                                            0.1402194

              (d) (i)  Certificate Balance                                          $26,000,000.00
                  (ii)  Certificate Pool Factor:                                         1.0000000

         (5)  Amount of Servicing Fee:                                                  $59,323.41
                 per $1,000 Original Pool Balance:                                      0.09123474

         (6)  Amount of Administration Fee:                                                $166.67
                 per $1,000 Original Pool Balance:                                      0.00025632

         (7)  Aggregate Purchase Amounts for Collection Period:                              $0.00

         (8)  Aggregate amount of Realized Losses for the
                Collection Period:                                                         ($848.61)

         (9)  Amount in Spread Account:                                              $16,255,706.15

         (10) Amount in Pre-Funding Account:                                                  $0.00

         (11) For the Final payment date with respect to the Funding Period, the                 NA
              Remaining Pre-Funded Amount

         (12) Amount in Yield Supplement Account:                                     $1,548,208.68

         (13) Amount in Negative Carry Account:                                               $0.00




                                                                       PAGE -- 8

CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO CERTIFICATEHOLDERS

$100,000,000 CLASS A-1 5.825% Money Market Asset Backed Notes Due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes Due September 15, 2000 $294,000,000 Class A-3 6.15% Asset Backed Notes Due September 15, 2002 $26,000,000 6.45% Asset Backed Certificates Due September 15, 2002



         Payment Date:                                                                   15-Mar-99

         (1)  Amount of principal being paid or distributed:

              (a)  A-1 Notes:                                                                 $0.00
                     per $1,000 original principal amount:                              $0.00000000

              (b)  A-2 Notes:                                                                 $0.00
                     per $1,000 original principal amount:                              $0.00000000

              (c)  A-3 Notes:                                                         $3,963,590.39
                     per $1,000 original principal amount:                             $13.48159996

              (d)  Certificates:                                                              $0.00
                     per $1,000 original principal amount:                              $0.00000000

              (e)  Total:                                                             $3,963,590.39

         (2)  Amount of interest being paid or distributed:

              (a)  A-1 Notes:                                                                 $0.00
                     per $1,000 original principal amount:                              $0.00000000

              (b)  A-2 Notes:                                                                 $0.00
                     per $1,000 original principal amount:                              $0.00000000

              (c)  A-3 Notes:                                                           $231,588.95
                     per $1,000 original principal amount:                              $0.78771753

              (d)  Certificates:                                                        $139,750.00
                    per $1,000 original principal amount:                               $5.37500000

              (e)  Total:                                                               $139,750.00

         (3)  Pool Balance at end of related Collection Period:                      $67,224,498.50

         (4)  After giving effect to distributions on this Payment Date:

              (a) (i)  outstanding principal amount of A-1 Notes:                             $0.00
                  (ii) A-1 Note Pool Factor:                                              0.0000000

              (b) (i)  outstanding principal amount of A-2 Notes:                             $0.00
                  (ii) A-2 Note Pool Factor:                                              0.0000000

              (c) (i)  outstanding principal amount of A-3 Notes:                    $41,224,498.23
                  (ii) A-3 Note Pool Factor:                                              0.1402194

              (d) (i)  Certificate Balance                                           $26,000,000.00
                  (ii) Certificate Pool Factor:                                           1.0000000

         (5)  Amount of Servicing Fee:                                                   $59,323.41
                per $1,000 Original Pool Balance:                                       $0.09123474

         (6)  Amount of Administration Fee:                                                 $166.67
                per $1,000 Original Pool Balance:                                       $0.00025632

         (7)  Aggregate Purchase Amounts for Collection Period:                               $0.00

         (8)  Aggregate amount of Realized Losses for the
                Collection Period:                                                         ($848.61)

         (9)  Amount in Spread Account:                                              $16,255,706.15

         (10) Amount in Pre-Funding Account:                                                  $0.00

         (11) For the Final payment date with respect to the Funding Period, the                 NA
              Remaining Pre-Funded Amount

         (12) Amount in Yield Supplement Account:                                     $1,548,208.68

         (13) Amount in Negative Carry Account:                                               $0.00




                                                                      PAGE -- 10

Case Equipment Loan Trust 1995-B

$100,000,000 class A-1 5.825% Money Market Asset Backed Notes Due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes Due September 15, 2000 $294,000,000 Class A-3 6.15% Asset Backed Notes Due September 15, 2002 $26,000,000 6.45% Asset Backed Certificates Due September 15, 2002

Payment and Deposit Instructions to Indenture Trustee



         Payment Date:                                                                       15-Mar-99

         (1)  Payment of Administration Fee to Administrator:                                  $166.67

         (2)  Noteholders' Interest Distributable Amount to be
               deposited into Noteholders' Distribution Account:                           $231,588.95

         (3)  Noteholders' Principal Distributable Amount to be
               deposited into Noteholders' Distribution Account:                         $3,963,590.39

         (4)  Certificateholders' Interest Distributable Amount to be
               deposited into Certificateholders' Distribution Account:                    $139,750.00

         (5)  Certificateholders' Principal Distributable Amount to be
               deposited into Certificateholders' Distribution Account:                          $0.00

         (6)  Payment of Servicing Fee to Servicer:                                         $59,323.41

         (7)  Deposit to Spread Account:                                                   $187,122.87

         Check for Error                                                                      NO ERROR
         Sum of Above Distributions                                                      $4,581,542.29
         Total Distribution Amount                                                       $4,581,542.29



CASE EQUIPMENT LOAN TRUST 1995-B

SERVICER'S CERTIFICATE

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes Due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes Due September 15, 2000 $294,000,000 Class A-3 6.15% Asset Backed Notes Due September 15, 2002 $26,000,000 6.45% Asset Backed Certificates Due September 15, 2002


         Payment Date:                                                                       15-Mar-99
         (1)  Total Distribution Amount:                                                 $4,581,542.29

         (2)  Administration Fee:                                                              $166.67

         (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                $0.00

         (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                 $0.00

         (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                $0.00

         (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                 $0.00

         (7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:          $231,588.95

         (8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                 $0.00

         (9)  Noteholders' Interest Distributable Amount:                                  $231,588.95

         (10)  A-1 Noteholders' Monthly Principal Distributable Amount:                          $0.00

         (11)  % of Principal Distribution Amount applicable to A-1 Noteholders                     0%

         (12)  A-1 Noteholders' Principal Carryover Shortfall:                                   $0.00

         (13)  A-1 Noteholders' Principal Distributable Amount:                                  $0.00

         (14)  A-2 Noteholders' Monthly Principal Distributable Amount:                          $0.00

         (15)  % of Principal Distribution Amount applicable to A-2 Noteholders                     0%

         (16)  A-2 Noteholders' Principal Carryover Shortfall:                                   $0.00

         (17)  A-2 Noteholders' Principal Distributable Amount:                                  $0.00

         (18)  A-3 Noteholders' Monthly Principal Distributable Amount:                  $3,963,590.39

         (19)  % of Principal Distribution Amount applicable to A-3 Noteholders                100.00%

         (20)  A-3 Noteholders' Principal Carryover Shortfall:                                   $0.00

         (21)  A-3 Noteholders' Principal Distributable Amount:                          $3,963,590.39

         (22)  Noteholders' Principal Distributable Amount:                              $3,963,590.39

         (23)  Noteholders' Distributable Amount:                                        $4,195,179.34

         (24)  Certificateholders' Interest Distributable Amount:                          $139,750.00

         (25)  Certificateholders' Interest Carryover Shortfall:                                 $0.00

         (26)  Certificateholders' Percentage:                                                      0%

         (27)  Certificateholders' Principal Distributable Amount applicable to
               current period                                                                    $0.00

         (28)  Certificateholders' Principal Carryover Shortfall:                                $0.00

         (29)  Certificateholders' Principal Distributable Amount:                               $0.00

         (30)  Certificateholders' Distributable Amount:                                   $139,750.00

         (31)  Servicing Fee:                                                               $59,323.41




                                                                      PAGE -- 11


         (32)  Deposit to Spread Account (before any distributions of excess):             $187,122.87

         (33)  Specified Spread Account Balance (after all distributions and
               adjustments):                                                            $16,255,706.15
               The greater of
               (a) 3.75% of the Pool Balance at the beginning of the Collection
                   Period in which the Payment Date occurs plus                          $2,520,918.69


               (b) 2.5% of Initial Pool Balance (Until Outstanding Note and
                   Certificate Balance = Spread Account)                                $16,255,706.15

         (34)  Spread Account Trigger Tests:
               (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date
                        through the end of the related Collection Period:                $2,720,396.16

                   (ii) 2.25% of the Initial Pool Balance:                              $14,630,135.53

               (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate
                        Contract Value of all Receivables as to which the related
                        Finance Equipment has been repossessed but in which the
                        receivable has not been liquidated:                                ($10,183.32)
                   (ii) 1.65% of the Pool Balance at the beginning of the
                        Collection Period:                                               $1,174,603.47
               (c) (i)  Aggregate Scheduled Payments delinquent by more than
                        60 days as of the end of the related Collection Period:          $1,179,017.62

                   (ii) 2.25% of the Pool Balance at the beginning of the
                        Collection Period in which the Payment Date occurs:              $1,512,551.22

         (35)  Spread Account Balance over the Specified Spread Account Balance:           $187,122.87

         (36)  Excess Amounts Distributed To Seller:
               (a) Release of Excess Amount in Spread Account                              $187,122.87
               (b) Release of Excess Amount in Yield Supplement Account                           0.00
               (c) Release of Excess Amount in Negative Carry Account                             0.00

         (37)  Amount to be withdrawn from the Spread Account and deposited
               into the Note Distribution Account                                                $0.00

         (38)  Amount to be withdrawn from the Spread Account and deposited
               into the Certificate Distribution Account:                                        $0.00

         (39)  Pool Balance as of the opening of business on the first day of
               the Collection Period in which the Payment Date occurs:                  $67,224,498.50

         (40)  After giving effect to all distributions on such Payment Date:
               Outstanding Principal Balance of A-1 Notes:                                       $0.00
               A-1 Note Pool Factor:                                                         0.0000000

               Outstanding Principal Balance of A-2 Notes:                                   0.0000000
               A-2 Note Pool Factor:                                                         0.0000000

               Outstanding Principal Balance of A-3 Notes:                               41,224,498.23
               A-3 Note Pool Factor:                                                         0.1402194

               Outstanding Principal Balance of the Certificates:                       $26,000,000.00
               Certificate Pool Factor:                                                      1.0000000

         (41)  Aggregate Purchase Amounts for related Collection Period:                         $0.00

         (42)  Aggregate Amount of Realized Losses for the related Collection Period:         ($848.61)

         (43)  Spread Account Balance after giving effect to all distributions:         $16,255,706.15







                                                                      PAGE -- 12

CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due
February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Prepared by Lisa Sorenson, Phone 414-636-6184


NPV Data Input Section                      IRR Calc (pool 1)     15-Mar-99
Scheduled cash flows as of the                        8.744%          Pool 1           Pool 2           Pool 3          Pool 4
    end of the collection period
Line 0 is scheduled amount             0     (391,313,488.41)   3,562,152.80     1,231,615.41     1,338,768.93      424,108.25
    delinquent                         1        7,801,356.48    2,406,109.17       482,107.39     2,555,513.17    2,569,667.34
                                       2        5,531,018.13    2,322,847.17       421,662.12       374,465.92    1,476,850.92
                                       3        6,292,888.88    2,361,128.11       379,707.44       381,046.29      308,001.76
                                       4        6,178,687.37    2,331,634.18       402,475.35       395,347.61      289,553.20
                                       5        6,549,877.43    1,736,694.91       461,513.21       410,408.03      301,448.34
                                       6        5,599,124.19    2,515,510.34       542,383.88       432,895.83      358,426.15
                                       7       11,728,887.23    1,932,351.60       444,653.36       429,580.63      351,270.85
                                       8        6,044,039.29    4,954,218.46       818,166.46       377,780.69      481,991.14
                                       9       14,469,336.82    6,526,278.07       904,351.48       558,301.32      411,375.69
                                      10       19,551,134.56    7,615,964.47     1,393,570.74       756,666.29      479,306.85
                                      11       23,450,395.65    2,182,303.53     2,342,716.70       644,586.89      328,512.21
                                      12        8,097,611.75    1,028,628.72     1,432,434.85     2,333,092.53      428,986.69
                                      13        5,524,121.98      951,511.55       165,804.93     1,945,355.44    2,174,196.71
                                      14        5,571,124.03      673,319.35       103,413.63        88,179.73    1,124,361.24
                                      15        5,781,966.02      684,381.46        88,460.32        68,748.83       83,795.27
                                      16        5,757,754.54      699,988.54        84,862.47        68,396.55       68,980.87
                                      17        6,057,843.66      482,602.98       135,029.33        92,728.27       66,144.43
                                      18        5,144,760.40      862,994.87       216,434.16        59,127.65       95,125.10
                                      19       10,457,010.15      653,052.21        57,173.59        90,688.41       88,089.56
                                      20        5,678,703.73    2,491,347.66       309,867.45        57,227.24      186,030.72
                                      21       14,170,346.24    3,459,174.57       347,141.69       157,682.93      132,586.22
                                      22       19,198,808.36    4,319,091.34       650,946.92       276,418.96      148,017.49
                                      23       23,041,630.90      911,768.92     1,223,497.59       244,835.24       90,928.61
                                      24        7,767,922.51      221,894.17       464,591.38     1,056,361.58      171,750.17
                                      25        5,180,140.04       82,327.06        39,467.19       831,268.77      998,218.90
                                      26        5,169,577.15       56,345.03         1,838.94        34,110.86      525,525.77
                                      27        5,402,025.15       45,064.02        13,247.54        11,334.78        4,273.84
                                      28        5,315,366.24       19,453.51         3,460.44        11,054.43       13,732.69
                                      29        5,562,394.55        2,578.63         7,838.94         9,265.88          684.40
                                      30        4,707,758.31       16,930.92        25,800.04             0.00          684.40
                                      31        9,584,364.45       30,160.45         1,838.94             0.00          684.40
                                      32        5,180,927.58       97,465.24         1,838.94        20,280.67       12,398.07
                                      33       13,345,422.82      221,824.50         1,838.94             0.00          684.40
                                      34       18,045,607.49      110,028.83       124,536.99        21,953.09          684.40
                                      35       21,782,339.07       19,838.68        39,838.02        51,534.41          684.40
                                      36        6,814,608.24        7,703.97             0.00        24,070.95       51,840.67
                                      37        4,373,791.80            0.00             0.00             0.00       25,208.65
                                      38        4,306,308.12            0.00             0.00             0.00            0.00
                                      39        4,336,181.80            0.00             0.00             0.00            0.00
                                      40        4,235,875.01            0.00             0.00             0.00            0.00
                                      41        4,212,914.29            0.00             0.00             0.00            0.00
                                      42        3,373,098.70            0.00             0.00             0.00            0.00
                                      43        7,536,129.12            0.00             0.00             0.00            0.00
                                      44        3,795,320.22            0.00             0.00             0.00            0.00
                                      45       11,010,093.10            0.00             0.00             0.00            0.00
                                      46       15,251,123.35            0.00         1,853.94             0.00            0.00
                                      47       18,472,571.70            0.00         1,838.94             0.00            0.00
                                      48        4,367,542.68            0.00         1,838.94             0.00            0.00
                                      49        2,235,205.10            0.00         1,838.94             0.00            0.00
                                      50        1,873,477.21            0.00         1,838.94             0.00            0.00
                                      51        1,551,335.06            0.00         1,838.94             0.00            0.00
                                      52        1,338,174.06            0.00         1,838.94             0.00            0.00
                                      53        1,457,024.39            0.00         1,838.94             0.00            0.00
                                      54        1,160,456.33            0.00         1,838.94             0.00            0.00
                                      55        3,786,139.76            0.00             0.00             0.00            0.00
                                      56        1,442,510.91            0.00             0.00             0.00            0.00
                                      57        6,632,389.86            0.00             0.00             0.00            0.00
                                      58        9,958,376.91            0.00             0.00             0.00            0.00
                                      59       12,009,644.97            0.00             0.00             0.00            0.00
                                      60        2,153,318.14            0.00             0.00             0.00            0.00
                                      61          423,639.45            0.00             0.00             0.00            0.00
                                      62          248,739.37            0.00             0.00             0.00            0.00
                                      63          185,713.82            0.00             0.00             0.00            0.00
                                      64           79,018.37            0.00             0.00             0.00            0.00
                                      65          109,450.51            0.00             0.00             0.00            0.00
                                      66            6,995.43            0.00             0.00             0.00            0.00
                                      67           54,018.43            0.00             0.00             0.00            0.00
                                      68          205,992.34            0.00             0.00             0.00            0.00
                                      69          307,029.80            0.00             0.00             0.00            0.00
                                      70          510,946.62            0.00             0.00             0.00            0.00
                                      71           44,076.50            0.00             0.00             0.00            0.00
                                      72                0.00            0.00             0.00             0.00            0.00
                                      73                0.00            0.00             0.00             0.00            0.00

Total Time Balance of Scheduled Cash Flows
                                              474,581,504.62   58,596,669.99    15,382,692.23    16,209,078.80   14,274,810.77

CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due
February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184


Payment Date                                                                                          15-Mar-99
Collection Period Begin Date                                                                          06-Feb-99
Collection Period End Date                                                                            05-Mar-99
Days in accrual period (30/360)                                                                              30

Part I -- Monthly Data Input 105
Total Receipts During the Period                                                                  $8,811,626.73

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                               $0.00
    Government obligors                                                                                   $0.00
          Total Warranty Repurchases                                                                      $0.00

Total Collections For The Period                                                                  $8,811,626.73

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                       $1,815,371.86
    Scheduled Amounts 60 days or more past due                                                    $1,528,490.64
    Net Losses on Liquidated Receivables                                                             $72,946.08
    Number of Loans at Beginning of Period                                                                8,597
    Number of Loans at End of Period                                                                      8,083
    Repossessed Equipment not Sold or Reassigned (Beginning)                                              $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                    $0.00
    Reinvestment Income (including Pre-Funding Account)                                              $77,090.51
    Pre-Funding Account Reinvestment Income                                                               $0.00

CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February
15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date                                                                                          15-Mar-99
Collection Period Begin Date                                                                          06-Feb-99
Collection Period End Date                                                                            05-Mar-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                          $83,555,534.49
    A-1 Note Beginning Principal Balance                                                                  $0.00
    A-2 Note Beginning Principal Balance                                                         $58,555,534.49
    Certificate Beginning Principal Balance                                                      $25,000,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                $75,144,815.49
    A-1 Note Principal Balance (End of Period)                                                            $0.00
                                   A-1 Note Pool Factor (End of Period)                               0.0000000
    A-2 Note Principal Balance (End of Period)                                                   $50,144,815.49
                                   A-2 Note Pool Factor (End of Period)                               0.0977482
    Certificate Principal Balance (End of Period)                                                $25,000,000.00
                                   Certificate Pool Factor (End of Period)                            1.0000000

Contract Value Decline                                                                            $8,169,388.12
    Pool Balance (Beg. of Collection Period)                                                    $105,092,444.60
    Pool Balance (End of Collection Period)                                                      $96,923,056.48

Total Distribution Amount (TDA)                                                                   $8,888,717.24
    Total Collections and Investment Income for the Period                                        $8,888,717.24
    Negative Carry Amount                                                                                 $0.00

Administration Fee Accrued during this Period                                                           $166.67

Principal Distribution Amount  (PDA)                                                              $8,169,388.12
Release from Spread Account to Noteholders as Principal                                             $241,330.88
    A-1 Noteholders' Principal Distributable Amount                                                       $0.00
    A-2 Noteholders' Principal Distributable Amount                                               $8,169,388.12
    Certificateholders' Principal Distributable Amount                                                    $0.00

Interest Distributable Amount                                                                       $719,329.12
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                    $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                              $268,379.53
    Certificateholders' Interest Distributable Amount                                               $121,875.00

Servicing Fees Accrued during this Period                                                            $87,577.04

Total Distribution Amount Remaining to Deposit to Spread Account                                    $241,330.88

Spread Account
    Beginning Spread Account Balance                                                             $12,502,160.02
     Deposit to Spread Account from Pre-Funding Account                                                    $0.00
    Deposit to Spread Account from Excess Collections over Distributions                            $241,330.88
    Distribution from Spread Account for Interest / Principal Shortfall                                   $0.00
    Preliminary Spread Account Balance Remaining                                                 $12,743,490.90

    Specified Spread Account Balance                                                             $12,502,160.02
    Release from Spread Account to Seller as "Excess Servicing Fee"                                       $0.00
    Release from Spread Account to Noteholders as Principal                                         $241,330.88
    Ending Spread Account Balance (after distributions)                                          $12,502,160.02

Credit Enhancement                                                                                       41.88%
     Spread account % of Ending Pool Balance                                                              12.90%
     Overcollateralization % of Ending Pool Balance                                                       28.98%

Current Month CPR                                                                                        16.14%
Life-to-Date CPR                                                                                         19.47%

Scheduled Amounts 30 - 59 days past due                                                           $1,815,371.86
                                   as % of Ending Pool Balance                                            1.87%
Scheduled Amounts 60 days or more past due                                                        $1,528,490.64
                                   as % of Ending Pool Balance                                            1.58%
Net Losses on Liquidated Receivables                                                                 $72,946.08
                                   as % of Ending Pool Balance                                            0.08%



PART III -- SERVICING CALCULATIONS                                                                  15-Mar-99

1.  Sources and Uses of Collection Account Balance                                                     Pool 1                Pool 2

Wtd. Avg. APR                                                                                          8.745%                8.719%
Contract Value (Beg. of Collection Period), by origination pool                                $57,358,252.22        $16,311,896.58
Contract Value  (End of Collection Period), by origination pool                                $54,357,943.67        $14,193,520.45
Contract Value Decline                                                                          $3,000,308.56         $2,118,376.14

Initial Pool Balance                                                                          $625,108,001.05
Pool Balance (End of Collection Period)                                                        $96,923,056.48

Total Collections and Investment Income for the period                                          $8,888,717.24
Negative Carry Amount                                                                                   $0.00

Total Distribution Amount (TDA)                                                                 $8,888,717.24
Principal Distribution Amount  (PDA)                                                            $8,169,388.12
Interest Distribution Amount  (IDA)                                                               $719,329.12

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                    $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                             0.00%
A-1 Noteholders' Principal Distributable Amount                                                         $0.00

A-2 Note Beginning Principal Balance                                                           $58,555,534.49
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                           100.00%
A-2 Noteholders' Principal Distributable Amount                                                 $8,169,388.12

Certificate Beginning Principal Balance                                                        $25,000,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
Certificateholders' Share of the Principal Distribution Amount                                          0.00%
Certificateholders' Principal Distributable Amount                                                      $0.00

Interest Accrued on Class A-1 Notes this period                                                         $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                     $0.00
Interest Due (in Arrears) on above Shortfall                                                            $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                      $0.00

Interest Accrued on Class A-2 Notes this period                                                   $268,379.53
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                     $0.00
Interest Due (in Arrears) on above Shortfall                                                            $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                $268,379.53

Interest Accrued on Class A-1 and A-2 Notes this period                                           $268,379.53
Noteholders' Interest Carryover Shortfall (Previous Period)                                             $0.00
Interest Due (in Arrears) on above Shortfall                                                            $0.00
Noteholders' Interest Distributable Amount                                                        $268,379.53

Interest Accrued on Certificates this period                                                      $121,875.00
Certificateholders' Interest Carryover Shortfall (Previous Period)                                      $0.00
Interest Due (in Arrears) on Above Shortfall                                                            $0.00
Certificateholders' Interest Distributable Amount                                                 $121,875.00

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                       $8,888,717.24

Administration Fee Shortfall (Previous Period)                                                          $0.00
Administration Fee Accrued during this Period                                                         $166.67
Administration Fee Paid this Period from TDA                                                          $166.67
Administration Fee Shortfall                                                                            $0.00

Total Distribution Amount Remaining                                                             $8,888,550.57

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                     $0.00
Interest Due (in Arrears) on above Shortfall                                                            $0.00
Interest Accrued on Class A-1 Notes this period                                                         $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                 $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes          $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                     $0.00
Interest Due (in Arrears) on above Shortfall                                                            $0.00
Interest Accrued on Class A-2 Notes this period                                                   $268,379.53
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                           $268,379.53
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes          $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)                                             $0.00
Interest Due (in Arrears) on above Shortfall                                                            $0.00
Interest Accrued on Class A-1 and A-2 Notes this period                                           $268,379.53
Noteholders' Interest Paid this Period from TDA                                                   $268,379.53
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                  $0.00

Total Distribution Amount Remaining                                                             $8,620,171.04

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                 $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                           $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00

Total Distribution Amount Remaining                                                             $8,620,171.04

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                         $8,169,388.12
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                   $8,169,388.12
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00

Total Distribution Amount Remaining                                                               $450,782.92

Certificateholders' Interest Carryover Shortfall (Previous Period)                                      $0.00
Interest Due (in Arrears) on Above Shortfall                                                            $0.00
Interest Accrued on Certificates this period                                                      $121,875.00
Certificateholders' Interest Paid this Period from TDA                                            $121,875.00
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                           $0.00

Total Distribution Amount Remaining                                                               $328,907.92



PART III -- SERVICING CALCULATIONS                                                                  15-Mar-99

1.  Sources and Uses of Collection Account Balance                                            Pool 3                Pool 4

Wtd. Avg. APR                                                                                 8.784%                8.644%
Contract Value (Beg. of Collection Period), by origination pool                       $17,350,300.11        $14,071,995.69
Contract Value  (End of Collection Period), by origination pool                       $15,071,474.82        $13,300,117.55
Contract Value Decline                                                                 $2,278,825.29           $771,878.13


Certificateholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
Certificateholders' Principal Distributable Amount applicable to current period                         $0.00
Certificateholders' Principal Distributable Amount Paid from TDA                                        $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                          $0.00

Total Distribution Amount Remaining                                                               $328,907.92

Servicing Fee Shortfall (Previous Period)                                                               $0.00
Servicing Fees Accrued during this Period                                                          $87,577.04
Servicing Fees Paid this Period from TDA                                                           $87,577.04
Servicing Fee Shortfall                                                                                 $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                                     $241,330.88

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                   $0.00

New Collateral Purchased                                                                                $0.00
Deposit to Spread Account                                                                               $0.00
Payment to Seller                                                                                       $0.00

Ending Pre-Funding Account Balance                                                                      $0.00

Excess Pre-Funded Amount/(Payment to Seller)

Adjusted Ending Pre-Funding Account Balance

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                $0.00

Pre-Funded Percentage                                                                                  0.000%
Negative Carry Amount                                                                                   $0.00
Cumulative Negative Carry Amount                                                                  $433,178.05
Maximum Negative Carry Amount                                                                           $0.00
Required Negative Carry Account Balance                                                                 $0.00
Interim Ending Negative Carry Account Balance                                                           $0.00
Negative Carry Amount Released to Seller                                                                $0.00

Ending Negative Carry Account Balance                                                                   $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                               $12,502,160.02
Deposit to Spread Account from Pre-Funding Account                                                      $0.00
Deposit to Spread Account from Excess Collections over Distributions                              $241,330.88

Distribution from Spread Account to Noteholders' Distr. Account                                         $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
    applicable to A-1 Notes                                                                             $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
    applicable to A-2 Notes                                                                             $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)               $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)               $0.00

Preliminary Spread Account Balance Remaining                                                   $12,743,490.90

Distribution from Spread Account to Certificateholders' Distr. Account                                  $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)             $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                $0.00

Preliminary Spread Account Balance Remaining                                                   $12,743,490.90

Cumulative Realized Losses since 31-January-95 (Cut-off Date)                                   $1,674,104.87
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                               NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                 $875,352.96
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                      NO
60 day or > Delinquent Scheduled Amounts                                                        $1,528,490.64
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                           NO
Are any of the three conditions "YES"?                                                  NO

Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.
Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
have been charged to the trust was:                                                               $144,726.86

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                            $1,818,831.73
Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                     NO


Preliminary A-1 Note Principal Balance (End of Period)                                                  $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                         $50,386,146.37
Preliminary Certificate Principal Balance (End of Period)                                      $25,000,000.00
Preliminary Total Principal Balance of Notes and Certificates (End of Period)                  $75,386,146.37

Specified Spread Account Balance                                                               $12,502,160.02
Greater of:
(a)  3.75% of Pool Balance at end of Collection Period; and                                     $3,634,614.62

(b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
       Certificate Balance = Spread Account), or $15,627,700.03
(b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
       and Certificates less than or equal to 97.50% of Pool Balance), or                      $14,064,930.02
(b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
       and Certificates less than or equal to 96.25% of Pool Balance)                          $12,502,160.02

Preliminary Spread Account Balance Remaining                                                   $12,743,490.90

Preliminary Excess Amount in Spread Account                                                       $241,330.88

Release from Spread Account to Seller as "Excess Servicing Fee"                                         $0.00
Release from Spread Account to Noteholders as Principal                                           $241,330.88
Ending Spread Account Balance (after distributions)                                            $12,502,160.02
Net Change in Spread Account Balance                                                                    $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                      $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                      $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                      $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                     $0.00

A-1 Note Principal Balance (End of Period)                                                              $0.00
A-2 Note Principal Balance (End of Period)                                                     $50,144,815.49
Certificate Principal Balance (End of Period)                                                  $25,000,000.00
Total Principal Balance of Notes and Certificates (End of Period)                              $75,386,146.37

A-1 Note Pool Factor (End of Period)                                                                0.0000000
A-2 Note Pool Factor (End of Period)                                                                0.0977482
Certificate Pool Factor (End of Period)                                                             1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                              0.1206178

Specified Spread Account Balance (after all distributions and adjustments)                     $12,502,160.02

CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO NOTEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due
February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                         15-Mar-99

(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                       $0.00
         per $1,000 original principal amount:                                                      $0.00000000

    (b)  A-2 Notes:                                                                               $8,410,719.00
         per $1,000 original principal amount:                                                     $16.39516375

    (c)  Total                                                                                    $8,410,719.00

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                       $0.00
         per $1,000 original principal amount:                                                      $0.00000000

    (b)  A-2 Notes:                                                                                 $268,379.53
         per $1,000 original principal amount:                                                      $0.52315698

    (c)  Total                                                                                      $268,379.53

(3) Pool Balance at the end of the related Collection Period                                     $96,923,056.48

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                   $0.00
        (ii) A-1 Note Pool Factor:                                                                    0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                          $50,144,815.49
        (ii) A-2 Note Pool Factor:                                                                    0.0977482

    (c) (i)  Certificate Balance                                                                 $25,000,000.00
        (ii) Certificate Pool Factor:                                                                 1.0000000

(5)  Amount of Servicing Fee:                                                                        $87,577.04
         perp$1,0000InitialiPoolPBalance:nce:                                                        0.14009905

(6)  Amount of Administration Fee:                                                                      $166.67
         perp$1,0000InitialiPoolPBalance:nce:                                                        0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                                    $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                         $72,946.08

(9)  Amount in Spread Account:                                                                   $12,502,160.02

(10)  Amount in Pre-Funding Account:                                                                      $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                  $0.00
      Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                   $0.00


CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO CERTIFICATEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due
February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                                                         15-Mar-99

(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                       $0.00
         per $1,000 original principal amount:                                                      $0.00000000

    (b)  A-2 Notes:                                                                               $8,410,719.00
         per $1,000 original principal amount:                                                     $16.39516375

    (c)  Certificates:                                                                                    $0.00
         per $1,000 original principal amount:                                                      $0.00000000

    (d)  Total:                                                                                   $8,410,719.00

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                       $0.00
         per $1,000 original principal amount:                                                      $0.00000000

    (b)  A-2 Notes:                                                                                 $268,379.53
         per $1,000 original principal amount:                                                      $0.52315698

    (c)  Certificates:                                                                              $121,875.00
         per $1,000 original principal amount:                                                      $4.87500000

    (d)  Total:                                                                                     $390,254.53

(3)  Pool Balance at end of related Collection Period:                                           $96,923,056.48

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                   $0.00
        (ii) A-1 Note Pool Factor:                                                                    0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                          $50,144,815.49
        (ii) A-2 Note Pool Factor:                                                                    0.0977482

    (c) (i)  Certificate Balance                                                                 $25,000,000.00
        (ii) Certificate Pool Factor:                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                        $87,577.04
         per $1,000 Initial Pool Balance:                                                           $0.14009905

(6)  Amount of Administration Fee:                                                                      $166.67
         per $1,000 Initial Pool Balance:                                                           $0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                                    $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                         $72,946.08

(9)  Amount in Spread Account:                                                                   $12,502,160.02

(10)  Amount in Pre-Funding Account:                                                                      $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                  $0.00
      Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                   $0.00

CASE EQUIPMENT LOAN TRUST 1996-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due
February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                                                         15-Mar-99

(1)  Payment of Administration Fee to Administrator:                                                    $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                           $268,379.53

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                         $8,410,719.00

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                    $121,875.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                          $0.00

(6)  Payment of Servicing Fee to Servicer:                                                           $87,577.04

(7)  Deposit to Spread Account from Excess Collections over Distributions:                          $241,330.88

Check for Spread Account Draw                                                             NO
Sum of Above Distributions                                                                        $9,130,048.12
Total Distribution Amount plus Turbo                                                              $9,130,048.12


CASE EQUIPMENT LOAN TRUST 1996-A
SERVICER'S CERTIFICATE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due
February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003


 Payment Date:                                                                                         15-Mar-99
(1)  Total Distribution Amount:                                                                   $8,888,717.24

(2)  Administration Fee:                                                                                $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                  $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                   $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                            $268,379.53

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                   $0.00

(7)  Noteholders' Interest Distributable Amount:                                                    $268,379.53

(8)  A-1 Noteholders' Monthly Principal Distributable Amount:                                             $0.00

(9)  % of Principal Distribution Amount applicable to A-1 Noteholders                                     0.00%

(10)  A-1 Noteholders' Principal Carryover Shortfall:                                                     $0.00

(11)  A-1 Noteholders' Principal Distributable Amount:                                                    $0.00

(12)  A-2 Noteholders' Monthly Principal Distributable Amount:                                    $8,169,388.12

(13)  % of Principal Distribution Amount applicable to A-2 Noteholders                                  100.00%

(14)  A-2 Noteholders' Principal Carryover Shortfall:                                                     $0.00

(15)  A-2 Noteholders' Principal Distributable Amount:                                            $8,410,719.00

(16)  Noteholders' Principal Distributable Amount:                                                $8,410,719.00

(17)  Noteholders' Distributable Amount:                                                          $8,679,098.54

(18)  Certificateholders' Interest Distributable Amount:                                            $121,875.00

(19)  Certificateholders' Interest Carryover Shortfall:                                                   $0.00

(20)  Certificateholders' Percentage:                                                                     0.00%

(21) Certificateholders' Principal Distributable Amount applicable to current period                      $0.00

(22)  Certificateholders' Principal Carryover Shortfall:                                                  $0.00

(23)  Certificateholders' Principal Distributable Amount:                                                 $0.00

(24)  Certificateholders' Distributable Amount:                                                     $121,875.00

(25)  Servicing Fee:                                                                                 $87,577.04

(26)  Deposit to Spread Account (from excess collections):                                          $241,330.88

(27)  Specified Spread Account Balance (after all distributions and adjustments) :               $12,502,160.02
    The greater of:
    (a) 3.75% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs; and                                              $3,634,614.62

    (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
           Balance = Spread Account), or                                                         $15,627,700.03

    (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
            and Certificates less than or equal to 97.50% of Pool Balance                        $14,064,930.02

    (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
            and Certificates less than or equal to 96.25% of Pool Balance                        $12,502,160.02

(28)  Spread Account Trigger Tests:
(a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
         the end of the related Collection Period:                                                $1,674,104.87

    (ii) 2.25% of the Initial Pool Balance:                                                      $14,064,930.02

(b) (i) 12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value 696 of
Receivables as to which the related Finance Equipment
has been repossessed but in which the receivable has not been liquidated:                           $875,352.96

    (ii) 1.65% of the Pool Balance at the beginning of the Collection Period:                     $1,734,025.34

(c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
         as of the end of the related Collection Period:                                          $1,528,490.64

    (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
         in which the Payment Date occurs:                                                        $2,180,768.77

(29)  Spread Account Balance over the Specified Spread Account Balance:                             $241,330.88

(30)  Excess Amounts Distributed To Seller:
    (a) Release of Excess Amount in Spread Account                                                        $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                    0


(31)  Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account                                                                  $0.00

(32)  Amount to be withdrawn from the Spread Account and deposited
      into the Certificate Distribution Account:                                                          $0.00



(33)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                               $96,923,056.48

(34)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                    $0.00
           A-1 Note Pool Factor:                                                                      0.0000000

           Outstanding Principal Balance of A-2 Notes:                                           $50,144,815.49
           A-2 Note Pool Factor:                                                                      0.0977482

           Outstanding Principal Balance of the Certificates:                                    $25,000,000.00
           Certificate Pool Factor:                                                                   1.0000000

(35)  Aggregate Purchase Amounts for related Collection Period:                                           $0.00

(36)  Aggregate Amount of Realized Losses for the related Collection Period:                         $72,946.08

(37)  Spread Account Balance after giving effect to all distributions:                           $12,502,160.02

38)  Originally Scheduled Pool Balance as of the opening of business on the
            first day of the Collection Period in which the Payment Date occurs:                 $188,995,968.37

(39)  Number of Collection Periods since Completion of Funding Period                                        37

(40)  Current Month CPR                                                                                  16.14%

(41)  Life-to-Date CPR                                                                                   19.47%

Case Equipment Loan Trust 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Prepared by Lisa Sorenson, Phone 414-636-6184


NPV Data Input Section                        IRR Calc (pool 1)     05-Mar-99        05-Mar-99    5-Mar-99          5-Mar-99
                                                     8.309%            Pool 1         Pool 2       Pool 3            Pool 4
Scheduled cash flows as of the
    end of the collection period   0          (467,425,285.55)     3,697,573.79     13,593.22   1,391,860.01      1,268,785.33
Line 0 is scheduled amount         1            15,757,657.24      6,129,113.81     14,732.12     977,267.74      1,154,878.55
    delinquent                     2            10,488,530.06      9,696,200.41      1,141.11     786,028.85        998,579.32
                                   3            11,648,174.21      8,255,426.21          0.00     743,808.32        856,855.25
                                   4            13,676,813.20      9,565,144.39          0.00     715,646.73        952,214.52
                                   5             9,531,315.06      7,880,217.40          0.00   1,071,894.39      1,066,779.03
                                   6             8,372,935.20      5,549,116.46          0.00   5,468,247.24      2,369,318.98
                                   7            11,722,851.90      3,005,281.15          0.00   2,577,116.49      5,656,877.08
                                   8            17,207,560.18      3,434,932.73      5,626.36     962,960.15      3,444,772.81
                                   9            14,691,800.81      4,707,614.36          0.00   1,043,547.48      1,177,939.24
                                  10            17,197,279.08      4,652,243.00          0.00   1,068,083.28      1,026,531.13
                                  11            15,504,490.86      3,454,516.32          0.00     735,723.00        811,914.73
                                  12            11,904,998.66      3,125,564.65          0.00     725,715.78        768,002.66
                                  13             7,211,819.84      4,631,032.19          0.00     590,468.87        685,574.65
                                  14             8,633,057.26      7,353,991.48          0.00     488,068.44        661,028.19
                                  15            10,443,070.12      5,109,238.25          0.00     447,464.10        558,237.08
                                  16            11,720,349.94      5,086,784.91          0.00     459,162.37        670,070.74
                                  17             8,564,089.35      4,689,808.14          0.00     720,047.62        753,016.22
                                  18             7,479,246.64      3,107,348.86          0.00   4,385,497.10      1,973,689.52
                                  19            10,611,284.66        907,802.39          0.00   1,904,444.73      4,296,954.01
                                  20            16,496,614.28      1,058,245.56          0.00     538,906.85      2,630,317.28
                                  21            14,115,082.64      1,679,267.40          0.00     553,253.28        691,651.14
                                  22            16,562,222.16      1,778,570.91          0.00     533,335.00        464,732.87
                                  23            14,840,653.37      1,014,161.01          0.00     277,081.25        356,969.93
                                  24            11,271,867.97        852,775.16          0.00     230,500.93        281,813.69
                                  25             6,644,313.99      1,710,539.03          0.00     222,031.82        225,744.14
                                  26             7,693,316.20      2,777,129.22          0.00     147,827.57        192,175.32
                                  27             9,795,133.28      1,710,929.97          0.00      83,670.90        146,792.00
                                  28            10,958,156.04      1,913,865.72          0.00     103,904.44        179,101.18
                                  29             8,033,198.42      1,403,503.71          0.00     280,500.89        260,797.08
                                  30             7,001,521.70        758,101.15          0.00   1,947,297.70        960,115.82
                                  31            10,001,306.67        191,813.81          0.00     768,379.93      1,629,242.52
                                  32            15,686,375.93        147,425.31          0.00     247,502.22      1,205,561.15
                                  33            13,305,308.18        191,187.14          0.00     108,747.72        310,010.75
                                  34            15,253,592.56        169,274.82          0.00     181,222.21         97,692.71
                                  35            13,439,340.18        106,949.36          0.00      59,650.18         90,591.82
                                  36             9,627,709.80         30,050.53          0.00      21,930.87          7,967.18
                                  37             4,845,435.52        189,901.75          0.00         358.23         22,259.18
                                  38             5,846,192.76        156,486.91          0.00           0.00          1,178.75
                                  39             7,626,986.55         47,846.30          0.00           0.00          1,178.75
                                  40             8,420,026.39        104,059.24          0.00           0.00          1,178.75
                                  41             6,063,594.56          5,560.22          0.00      21,298.52          1,178.75
                                  42             5,223,953.51              0.00          0.00      62,056.21         68,586.52
                                  43             7,797,581.78          9,386.14          0.00           0.00         72,350.24
                                  44            12,241,335.77              0.00          0.00           0.00          1,934.52
                                  45             8,547,844.85              0.00          0.00           0.00         13,719.07
                                  46             9,171,743.38              0.00          0.00           0.00              0.00
                                  47             8,838,821.22              0.00          0.00           0.00              0.00
                                  48             5,892,614.25              0.00          0.00           0.00              0.00
                                  49             1,524,196.03              0.00          0.00           0.00              0.00
                                  50             2,155,353.95              0.00          0.00           0.00              0.00
                                  51             2,948,921.29              0.00          0.00           0.00              0.00
                                  52             3,471,809.78              0.00          0.00           0.00              0.00
                                  53             1,939,596.57              0.00          0.00           0.00              0.00
                                  54             1,711,213.57              0.00          0.00           0.00              0.00
                                  55             3,365,677.46              0.00          0.00           0.00              0.00
                                  56             5,657,510.12              0.00          0.00           0.00              0.00
                                  57             3,605,516.92              0.00          0.00           0.00              0.00
                                  58             3,745,028.73              0.00          0.00           0.00              0.00
                                  59             3,458,411.68              0.00          0.00           0.00              0.00
                                  60             1,765,194.32              0.00          0.00           0.00              0.00
                                  61               308,041.89              0.00          0.00           0.00              0.00
                                  62               231,422.23              0.00          0.00           0.00              0.00
                                  63               276,666.19              0.00          0.00           0.00              0.00
                                  64               336,307.15              0.00          0.00           0.00              0.00
                                  65               135,733.57              0.00          0.00           0.00              0.00
                                  66                82,298.61              0.00          0.00           0.00              0.00
                                  67               356,451.64              0.00          0.00           0.00              0.00
                                  68               354,314.13              0.00          0.00           0.00              0.00
                                  69               125,457.56              0.00          0.00           0.00              0.00
                                  70               223,408.04              0.00          0.00           0.00              0.00
                                  71                26,132.80              0.00          0.00           0.00              0.00
                                  72                     0.00              0.00          0.00           0.00              0.00
                                  73                     0.00              0.00          0.00           0.00              0.00

Total Time Balance of Scheduled
   Cash Flows
                                               551,413,832.41    122,045,981.27     35,092.81  33,652,509.41     41,066,860.15



NPV Data Input Section                        5-Mar-99         5-Mar-99
                                                Pool 5           Pool 6

Scheduled cash flows as of the
    end of the collection period 0        1,204,528.69        37,512.39
Line 0 is scheduled amount       1          954,948.82        76,945.52
    delinquent                   2        1,073,585.11        83,947.83
                                 3          880,517.15        68,070.28
                                 4          959,598.09        50,415.59
                                 5          969,524.13        54,715.47
                                 6        1,427,874.99        89,883.90
                                 7        1,368,918.19        50,230.77
                                 8        6,263,059.70        80,762.53
                                 9        3,164,541.79       278,253.89
                                10        1,123,732.36       201,807.26
                                11          682,026.42        43,724.52
                                12          602,063.43        36,951.94
                                13          624,027.56        52,732.39
                                14          764,623.83        68,675.83
                                15          601,050.99        45,451.74
                                16          719,615.05        43,273.34
                                17          674,688.23        47,758.04
                                18        1,082,634.44        64,645.79
                                19        1,065,547.94        43,273.34
                                20        5,069,948.32        69,037.76
                                21        2,362,191.82       195,243.96
                                22          514,119.02       180,133.29
                                23          227,524.27        11,092.41
                                24          177,558.83         7,448.27
                                25          205,121.49         7,448.27
                                26          200,356.18        10,930.99
                                27          118,545.70         9,309.26
                                28          220,390.10         9,309.26
                                29          175,711.20         9,309.26
                                30          346,870.92         9,309.26
                                31          370,329.15         9,308.26
                                32        1,906,179.61        30,057.76
                                33        1,176,319.48        94,434.61
                                34          187,760.86        61,544.54
                                35           16,492.77             0.00
                                36           26,123.06             0.00
                                37           38,876.30             0.00
                                38            6,349.83             0.00
                                39            2,611.64             0.00
                                40           22,674.26             0.00
                                41            1,474.69             0.00
                                42           38,177.92             0.00
                                43           81,937.58             0.00
                                44          143,618.20        12,875.66
                                45           32,368.09             0.00
                                46                0.00             0.00
                                47                0.00             0.00
                                48                0.00             0.00
                                49                0.00             0.00
                                50                0.00             0.00
                                51                0.00             0.00
                                52                0.00             0.00
                                53                0.00             0.00
                                54                0.00             0.00
                                55                0.00             0.00
                                56                0.00             0.00
                                57                0.00             0.00
                                58                0.00             0.00
                                59                0.00             0.00
                                60                0.00             0.00
                                61                0.00             0.00
                                62                0.00             0.00
                                63                0.00             0.00
                                64                0.00             0.00
                                65                0.00             0.00
                                66                0.00             0.00
                                67                0.00             0.00
                                68                0.00             0.00
                                69                0.00             0.00
                                70                0.00             0.00
                                71                0.00             0.00
                                72                0.00             0.00
                                73                0.00             0.00

Total Time Balance of
  Scheduled Cash
                                         39,876,738.20     2,245,825.18



Case Equipment Loan Trust 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184                  03/18/99
                                                               10:03 PM


Payment Date                                                                            15-Mar-99
Collection Period Begin Date                                                            06-Feb-99
Collection Period End Date                                     31-Aug-96                05-Mar-99
Days in accrual period (30/360)                                                                30

Part I -- Monthly Data Input

Total Receipts During the Period                                                 $   12,561,359.28

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                      $            0.00
    Government obligors                                                          $            0.00
          Total Warranty Repurchases                                             $            0.00

Total Collections For The Period                                                 $   12,561,359.28

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                      $    2,130,560.05
    Scheduled Amounts 60 days or more past due                                   $    2,549,953.02
    Net Losses on Liquidated Receivables                                         $      116,573.07
    Number of Loans at Beginning of Period                                                  17,596
    Number of Loans at End of Period                                                        17,152
    Repossessed Equipment not Sold or Reassigned (Beginning)                     $            0.00
    Repossessed Equipment not Sold or Reassigned (End)                           $            0.00
    Reinvestment Income (including Pre-Funding Account)                          $      100,258.67
    Pre-Funding Account Reinvestment Income                                      $            0.00
    Additional Class B Notes (max $75,000,000)                                   $            0.00


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Case Equipment Loan Trust 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date                                                                             15-Mar-99
Collection Period Begin Date                                                             06-Feb-99
Collection Period End Date                                                               05-Mar-99

Part II -- Summary

Total Principal Balance of Notes and Certificates (Beginning of Period)           $ 213,420,925.20
    A-1 Note Beginning Principal Balance                                          $           0.00
    A-2 Note Beginning Principal Balance                                          $           0.00
    A-3 Note Beginning Principal Balance                                          $ 172,989,755.52
    B Note Beginning Principal Balance                                            $  13,145,118.20
    Certificate Beginning Principal Balance                                       $  27,286,051.49

Total Principal Balance of Notes and Certificates (End of Period)                 $ 202,144,754.07
    A-1 Note Principal Balance (End of Period)                                    $           0.00
                               A-1 Note Pool Factor (End of Period)                      0.0000000
    A-2 Note Principal Balance (End of Period)                                    $           0.00
                               A-2 Note Pool Factor (End of Period)                      0.0000000
    A-3 Note Principal Balance (End of Period)                                    $ 162,920,905.44
                               A-3 Note Pool Factor (End of Period)                      0.4952003
    B Note Principal Balance (End of Period)                                      $  12,380,008.01
                               B Note Pool Factor (End of Period)                        0.4952003
    Certificate Principal Balance (End of Period)                                 $  26,843,840.62
                               Certificate Pool Factor (End of Period)                   0.7895247

Contract Value Decline                                                            $  11,055,271.67
    Pool Balance (Beg. of Collection Period)                                        230,168,958.15
    Pool Balance (End of Collection Period)                                       $ 219,113,686.48

Total Distribution Amount (TDA)                                                   $  12,661,617.95
    Total Collections and Investment Income for the Period                        $  12,661,617.95
    Negative Carry Amount                                                         $           0.00

Administration Fee Accrued during this Period                                     $         166.67

Principal Distribution Amount  (PDA)                                              $  11,055,271.67
Release from Spread Account to A-1 Noteholders as Principal                       $           0.00
Release from Spread Account to A-2 Noteholders as Principal                       $           0.00
Release from Spread Account to A-3 Noteholders as Principal                       $     205,299.22
Release from Spread Account to B Noteholders as Principal                         $      15,600.24
    A-1 Noteholders' Principal Distributable Amount                               $           0.00
    A-2 Noteholders' Principal Distributable Amount                               $           0.00
    A-3 Noteholders' Principal Distributable Amount                               $   9,863,550.86
    B Noteholders' Principal Distributable Amount                                 $     749,509.94
    Certificateholders' Principal Distributable Amount                            $     442,210.87

Interest Distributable Amount                                                     $   1,193,472.68
    Noteholders' Interest Distributable Amount applicable to A-1 Notes            $           0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes            $           0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes            $     958,651.56
    Noteholders' Interest Distributable Amount applicable to B Notes              $      76,789.40
    Certificateholders' Interest Distributable Amount                             $     158,031.71

Servicing Fees Accrued during this Period                                         $     191,807.47

Total Distribution Amount Remaining to Deposit to Spread Account                  $     220,899.47

Spread Account
    Beginning Spread Account Balance                                              $  17,517,793.16
    Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes   $           0.00
    Deposit to Spread Account from Excess Collections over Distributions          $     220,899.47
    Distribution from Spread Account for Interest / Principal Shortfall           $           0.00
    Preliminary Spread Account Balance Remaining                                  $  17,738,692.63

    Specified Spread Account Balance                                              $  17,517,793.16
    Release from Spread Account to Seller as "Excess Servicing Fee"               $          (0.00)
    Ending Spread Account Balance (after distributions)                           $  17,517,793.16

Credit Enhancement                                                                           16.39%
    Spread account % of Ending Pool Balance                                                   7.99%
    Overcollateralization % of Ending Pool Balance                                            8.39%

Life-to-Date CPR                                                                             22.89%

Scheduled Amounts 30 - 59 days past due                                           $   2,130,560.05
                               as % of Ending Pool Balance                                    0.97%
Scheduled Amounts 60 days or more past due                                        $   2,549,953.02
                               as % of Ending Pool Balance                                    1.16%
Net Losses on Liquidated Receivables                                              $     116,573.07
                               as % of Ending Pool Balance                                    0.05%



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Part III -- Servicing Calculations                                 15-Mar-99


1.  Sources and Uses of Collection               Pool 1 Cutoff               Pool 1           Pool 2            Pool 3
    Account Balance
Wtd. Avg. APR                                            8.310%              8.310%              6.782%              9.186%
Contract Value (Beg. of Collection Period),
  by origination pool                                             $ 119,776,310.87    $      43,206.53    $  31,870,156.45
Contract Value  (End of Collection Period),

  by origination pool                         $ 467,425,285.55    $ 113,493,176.46    $      34,749.19    $  30,534,637.34
Contract Value Decline                                            $   6,283,134.41    $       8,457.34    $   1,335,519.11

Initial Pool Balance                                              $ 875,889,658.01       11,055,271.67
Pool Balance (End of Collection Period)                           $ 219,113,686.48

    Total Collections and Investment
     Income for the period                                        $  12,661,617.95
    Negative Carry Amount                                         $           0.00

    Total Distribution Amount (TDA)                               $  12,661,617.95
    Principal Distribution Amount  (PDA)                          $  11,055,271.67
    Interest Distribution Amount  (IDA)                           $   1,606,346.28




1.  Sources and Uses of Collection                Pool 4             Pool 5           Pool 6
    Account Balance
Wtd. Avg. APR                                            9.025%              9.089%              8.864%
Contract Value (Beg. of Collection Period),
  by origination pool                         $  39,147,350.17    $  37,190,666.41    $   2,141,267.72
Contract Value  (End of Collection Period),

  by origination pool                         $  37,133,713.13    $  35,891,598.03    $   2,025,812.33
Contract Value Decline                        $   2,013,637.04    $   1,299,068.38    $     115,455.39


                                                                                            Pool 1 Cutoff       Pool 1

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                      $           0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $           0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                           0.00%
A-1 Noteholders' Principal Distributable Amount                                                           $           0.00

A-2 Note Beginning Principal Balance                                                                      $           0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $           0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                           0.00%
A-2 Noteholders' Principal Distributable Amount                                                           $           0.00

A-3 Note Beginning Principal Balance                                                                      $ 172,989,755.52
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $           0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                          89.22%
A-3 Noteholders' Principal Distributable Amount                                                           $   9,863,550.86

B Note Beginning Principal Balance                                                                        $  13,145,118.20
B Noteholders' Principal Carryover Shortfall (Previous Period)                                            $           0.00
B Noteholders' Share of the Principal Distribution Amount                                                             6.78%
B Noteholders' Principal Distributable Amount                                                             $     749,509.94

Certificate Beginning Principal Balance                                                                   $  27,286,051.49
Certificateholders' Principal Carryover Shortfall (Previous Period)                                       $           0.00
Certificateholders' Share of the Principal Distribution Amount                                                        4.00%
Certificateholders' Principal Distributable Amount                                                        $     442,210.87

Interest Accrued on Class A-1 Notes this period                                                 5.5625%   $           0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                       $           0.00
Interest Due (in Arrears) on above Shortfall                                                              $           0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                        $           0.00

Interest Accrued on Class A-2 Notes this period                                                   6.25%   $           0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                       $           0.00
Interest Due (in Arrears) on above Shortfall                                                              $           0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                        $           0.00

Interest Accrued on Class A-3 Notes this period                                                   6.65%   $     958,651.56
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                       $           0.00
Interest Due (in Arrears) on above Shortfall                                                              $           0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                        $     958,651.56

Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                              $     958,651.56
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                       $           0.00
Interest Due (in Arrears) on above Shortfall                                                              $           0.00
Offered Noteholders' Interest Distributable Amount                                                        $     958,651.56

Interest Accrued on Class B Notes this period                                                     7.01%   $      76,789.40
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                         $           0.00
Interest Due (in Arrears) on above Shortfall                                                              $           0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                          $      76,789.40

Interest Accrued on Certificates this period                                                      6.95%   $     158,031.71
Certificateholders' Interest Carryover Shortfall (Previous Period)                                        $           0.00
Interest Due (in Arrears) on Above Shortfall                                                              $           0.00
Certificateholders' Interest Distributable Amount                                                         $     158,031.71

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                                 $  12,661,617.95

Administration Fee Shortfall (Previous Period)                                                            $           0.00
Administration Fee Accrued during this Period                                                $500/qtr.    $         166.67
Administration Fee Paid this Period from TDA                                                              $         166.67
Administration Fee Shortfall                                                                              $           0.00

Total Distribution Amount Remaining                                                                       $  12,661,451.28



Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                $         0.00
Interest Due (in Arrears) on above Shortfall                                                                       $         0.00
Interest Accrued on Class A-1 Notes this period                                                                    $         0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                            $         0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                     $         0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                $         0.00
Interest Due (in Arrears) on above Shortfall                                                                       $         0.00
Interest Accrued on Class A-2 Notes this period                                                                    $         0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                            $         0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                     $         0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                $         0.00
Interest Due (in Arrears) on above Shortfall                                                                       $         0.00
Interest Accrued on Class A-3 Notes this period                                                                    $   958,651.56
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                            $   958,651.56
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                     $         0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                $         0.00
Interest Due (in Arrears) on above Shortfall                                                                       $         0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                       $   958,651.56
Offered Noteholders' Interest Paid this Period from TDA                                                            $   958,651.56
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                             $         0.00

Total Distribution Amount Remaining                                                                                $11,702,799.72

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $         0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                            $         0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                      $         0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                        $         0.00

Total Distribution Amount Remaining                                                                                $11,702,799.72

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $         0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                            $         0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                      $         0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                        $         0.00

Total Distribution Amount Remaining                                                                                $11,702,799.72

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $         0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                            $ 9,863,550.86
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                      $ 9,863,550.86
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                        $         0.00

Total Distribution Amount Remaining                                                                                $ 1,839,248.86

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                  $         0.00
Interest Due (in Arrears) on above Shortfall                                                                       $         0.00
Interest Accrued on Class B Notes this period                                                                      $    76,789.40
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                              $    76,789.40
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                       $         0.00

Total Distribution Amount Remaining                                                                                $ 1,762,459.46

B Noteholders' Principal Distributable Amount                                                                      $         0.00
B Noteholders' Monthly Principal Distributable Amount                                                              $   749,509.94
B Noteholders' Principal Distributable Amount Paid from TDA                                                        $   749,509.94
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                          $         0.00

Total Distribution Amount Remaining                                                                                $ 1,012,949.52

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                 $         0.00
Interest Due (in Arrears) on Above Shortfall                                                                       $         0.00
Interest Accrued on Certificates this period                                                                       $   158,031.71
Certificateholders' Interest Paid this Period from TDA                                                             $   158,031.71
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                      $         0.00

Total Distribution Amount Remaining                                                                                $   854,917.80

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                $         0.00
Certificateholders' Principal Distributable Amount applicable to current period                                    $   442,210.87
Certificateholders' Principal Distributable Amount Paid from TDA                                                   $   442,210.87
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                     $         0.00

Total Distribution Amount Remaining                                                                                $   412,706.94

Servicing Fee Shortfall (Previous Period)                                                                          $         0.00
Servicing Fees Accrued during this Period                                                                  1.00%   $   191,807.47
Servicing Fees Paid this Period from TDA                                                                           $   191,807.47
Servicing Fee Shortfall                                                                                            $         0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                                                      $   220,899.47

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                              $         0.00

New Collateral Purchased                                                                                           $         0.00
Deposit to Spread Account                                                                                  3.75%   $         0.00
Payment to Seller                                                                                                  $         0.00

Ending Pre-Funding Account Balance                                                                                 $         0.00



Excess Pre-Funded Amount/(Payment to Seller)                                                                 $            0.00

Adjusted Ending Pre-Funding Account Balance                                                                  $            0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                     $            0.00

Pre-Funded Percentage                                                                                                    0.000%
Negative Carry Amount                                                                                        $            0.00
Cumulative Negative Carry Amount                                                                             $    1,279,542.53
Maximum Negative Carry Amount                                                                                $            0.00
Required Negative Carry Account Balance                                                                      $            0.00
Interim Ending Negative Carry Account Balance                                                                $            0.00
Negative Carry Amount Released to Seller                                                                     $            0.00

Ending Negative Carry Account Balance                                                                        $            0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                             $   17,517,793.16
Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                  $            0.00
Deposit to Spread Account from Excess Collections over Distributions                                         $      220,899.47

Distribution from Spread Account to Noteholders' Distr. Account                                              $            0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                                    $            0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                                    $            0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                                    $            0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                      $            0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                           $            0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                           $            0.00
Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                           $            0.00
Adjustment to Preliminary B Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                           $            0.00

Preliminary Spread Account Balance Remaining                                                                 $   17,738,692.63

Distribution from Spread Account to Certificateholders' Distr. Account                                       $            0.00
Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                  $            0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                     $            0.00

Preliminary Spread Account Balance Remaining                                                                 $   17,738,692.63

Cumulative Realized Losses since 31-August-96 (Cut-off Date)                                                 $    2,765,790.57
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                         NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                            $    1,398,876.84
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                NO
60 day or > Delinquent Scheduled Amounts                                                                     $    2,549,953.02
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                     NO
Are any of the three conditions "YES"?                                                            NO


Case Credit has discovered a systems error in the report used to identify losses for the trust.  The report only identified losses that had been applied against dealer reserves.  It failed to include in the loss figure any losses that were not covered by dealer reserves.  This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves
Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
have been charged to the trust was:                                                                          $     642,178.54

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                             3,407,969.11
Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                                        NO


Preliminary A-1 Note Principal Balance (End of Period)                                                       $           0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                       $           0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                       $ 163,126,204.66
Preliminary B Note Principal Balance (End of Period)                                                         $  12,395,608.26
Preliminary Certificate Principal Balance (End of Period)                                                    $  26,843,840.62
Preliminary Total Principal Balance of Notes and Certificates (End of Period)                                $ 202,365,653.53

Specified Spread Account Balance                                                                             $  17,517,793.16
Greater of:
(a)  3.75% of Pool Balance at end of Collection Period; and                                          3.75%   $   8,216,763.24

(b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
       Certificate Balance = Spread Account), or                                                     2.50%   $  21,897,241.45
(b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
       and Certificates less than or equal to 97.50% of Pool Balance), or                            2.25%   $  19,707,517.31
(b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
       and Certificates less than or equal to 96.25% of Pool Balance)                                2.00%   $  17,517,793.16

Preliminary Spread Account Balance Remaining                                                                 $  17,738,692.63
Preliminary Excess Amount in Spread Account                                                                  $     220,899.47

Release from Spread Account to Seller as "Excess Servicing Fee"                                Turbo Date    ($          0.00)
Release from Spread Account to A-1 Noteholders as Principal                                     15-Jul-97    $           0.00
Release from Spread Account to A-2 Noteholders as Principal                                                  $           0.00
Release from Spread Account to A-3 Noteholders as Principal                                                  $     205,299.22
Release from Spread Account to B Noteholders as Principal                                                    $      15,600.24
Ending Spread Account Balance (after distributions)                                                          $  17,517,793.16
Net Change in Spread Account Balance                                                                         $           0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                           $           0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                           $           0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                           $           0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                             $           0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                              $           0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                              $           0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                              $           0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                $           0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                           $           0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                          $           0.00

A-1 Note Principal Balance (End of Period)                                                                   $           0.00
A-2 Note Principal Balance (End of Period)                                                                   $           0.00
A-3 Note Principal Balance (End of Period)                                                                   $ 162,920,905.44
B Note Principal Balance (End of Period)                                                                     $  12,380,008.01
Certificate Principal Balance (End of Period)                                                                $  26,843,840.62
Total Principal Balance of Notes and Certificates (End of Period)                                            $ 202,144,754.07

A-1 Note Pool Factor (End of Period)                                                     $ 125,000,000.00           0.0000000
A-2 Note Pool Factor (End of Period)                                                     $ 362,000,000.00           0.0000000
A-3 Note Pool Factor (End of Period)                                                     $ 329,000,000.00           0.4952003
B Note Pool Factor (End of Period)                                                       $  25,000,000.00           0.4952003
Certificate Pool Factor (End of Period)                                                  $  34,000,000.00           0.7895247
Total Notes & Certificates Pool Factor (End of Period)                                                              0.2310226

Specified Spread Account Balance (after all distributions and adjustments)                                   $  17,517,793.16


Case Equipment Loan Trust 1996-B
Statement to Noteholders

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                 15-Mar-99


(1) Amount of principal being paid on the Notes:

    (a) A-1 Notes:                                                        $           0.00
        per $1,000 original principal amount:                             $     0.00000000

    (b) A-2 Notes:                                                        $           0.00
        per $1,000 original principal amount:                             $     0.00000000

    (c) A-3 Notes:                                                        $  10,068,850.08
        per $1,000 original principal amount:                             $    30.60440755

    (d) B Notes:                                                          $     765,110.19
        per $1,000 original principal amount:                             $    30.60440755

    (e) Total                                                             $  10,833,960.27

(2) Interest on the Notes

    (a) A-1 Notes:                                                        $           0.00
        per $1,000 original principal amount:                             $     0.00000000

    (b) A-2 Notes:                                                        $           0.00
        per $1,000 original principal amount:                             $     0.00000000

    (c) A-3 Notes:                                                        $     958,651.56
        per $1,000 original principal amount:                             $     2.91383453

    (d) B Notes:                                                          $      76,789.40
        per $1,000 original principal amount:                             $     3.07157595

    (e) Total                                                             $   1,035,440.96

(3) Pool Balance at the end of the related Collection Period              $ 219,113,686.48

(4) After giving effect to distributions on current Payment Date:

    (a) (i) outstanding principal amount of A-1 Notes:                    $           0.00
        (ii) A-1 Note Pool Factor:                                               0.0000000

    (b) (i) outstanding principal amount of A-2 Notes:                    $           0.00
        (ii) A-2 Note Pool Factor:                                               0.0000000

    (c) (i) outstanding principal amount of A-3 Notes:                    $ 162,920,905.44
        (ii) A-3 Note Pool Factor:                                        $      0.4952003

    (d) (i) outstanding principal amount of A-3 Notes:                    $  12,380,008.01
        (ii) A-3 Note Pool Factor:                                        $      0.4952003

    (e) (i) Certificate Balance                                           $  26,843,840.62
        (ii) Certificate Pool Factor:                                            0.7895247

(5) Amount of Servicing Fee:                                              $     191,807.47
    per $1,000 Beginning of Collection Period:                            $     0.21898588

(6) Amount of Administration Fee:                                         $         166.67
         perp$1,0000BeginningaofPCollectionePeriod:                             0.00019028

(6) Amount of Administration Fee:                                         $         166.67
    per $1,000 Beginning of Collection Period:                            $     0.00019028

(7) Aggregate Purchase Amounts for Collection Period:                     $           0.00

(8) Aggregate amount of Realized Losses for the
    Collection Period:                                                    $     116,573.07

(9) Amount in Spread Account:                                             $  17,517,793.16

(10) Amount in Pre-Funding Account:                                       $           0.00

(11) For the Final payment date with respect to the Funding Period, the                 NA
     Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                    $           0.00


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Case Equipment Loan Trust 1996-B
Statement to Certificateholders

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                    15-Mar-99


(1) Amount of principal being paid or distributed:

    (a) A-1 Notes:                                                        $           0.00
        per $1,000 original principal amount:                             $     0.00000000

    (b) A-2 Notes:                                                        $           0.00
        per $1,000 original principal amount:                             $     0.00000000

    (c) A-3 Notes:                                                           10,068,850.08
        per $1,000 original principal amount:                                  30.60440755

    (d) B Notes:                                                                765,110.19
        per $1,000 original principal amount:                                  30.60440755

    (e) Certificates:                                                     $     442,210.87
        per $1,000 original principal amount:                             $    13.00620196

    (f) Total:                                                            $  11,276,171.14

(2) Amount of interest being paid or distributed:

    (a) A-1 Notes:                                                        $           0.00
        per $1,000 original principal amount:                             $     0.00000000

    (b) A-2 Notes:                                                        $           0.00
        per $1,000 original principal amount:                             $     0.00000000

    (c) A-3 Notes:                                                        $     958,651.56
        per $1,000 original principal amount:                             $     2.91383453

    (d) B Notes:                                                          $      76,789.40
        per $1,000 original principal amount:                             $     3.07157595

    (e) Certificates:                                                     $     158,031.71
        per $1,000 original principal amount:                             $     4.64799161

    (f) Total:                                                            $   1,193,472.68

(3) Pool Balance at end of related Collection Period:                     $ 219,113,686.48

(4) After giving effect to distributions on this Payment Date:

    (a) (i) outstanding principal amount of A-1 Notes:                    $           0.00
        (ii) A-1 Note Pool Factor:                                               0.0000000

    (b) (i) outstanding principal amount of A-2 Notes:                    $           0.00
        (ii) A-2 Note Pool Factor:                                               0.0000000

    (c) (i) outstanding principal amount of A-3 Notes:                    $ 162,920,905.44
        (ii) A-3 Note Pool Factor:                                               0.4952003

    (d) (i) outstanding principal amount of B Notes:                      $  12,380,008.01
        (ii) B Note Pool Factor:                                                 0.4952003

    (e) (i) Certificate Balance                                           $  26,843,840.62
        (ii) Certificate Pool Factor:                                            0.7895247

(5) Amount of Servicing Fee:                                              $     191,807.47
    per $1,000 Beginning of Collection Period:                            $     0.21898588

(6) Amount of Administration Fee:                                         $         166.67
    per $1,000 Beginning of Collection Period:                            $     0.00019028

(7) Aggregate Purchase Amounts for Collection Period:                     $           0.00

(8) Aggregate amount of Realized Losses for the
    Collection Period:                                                    $     116,573.07

(9) Amount in Spread Account:                                             $  17,517,793.16

(10) Amount in Pre-Funding Account:                                       $           0.00

(11) For the Final payment date with respect to the Funding Period, the                 NA
     Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                    $           0.00


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Case Equipment Loan Trust 1996-B
Payment and Deposit Instructions to Indenture Trustee

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                   15-Mar-99


(1) Payment of Administration Fee to Administrator:                             $       166.67

(2) Offered Noteholders' Interest Distributable Amount & Class B Noteholders'
    Interest Distributable Amount deposited into Note Distribution Account:     $ 1,035,440.96

(3) Noteholders' Principal Distributable Amount to be
    deposited into Noteholders' Distribution Account:                           $10,833,960.27

(4) Certificateholders' Interest Distributable Amount to be
    deposited into Certificateholders' Distribution Account:                    $   158,031.71

(5) Certificateholders' Principal Distributable Amount to be
    deposited into Certificateholders' Distribution Account:                    $   442,210.87

(6) Payment of Servicing Fee to Servicer:                                       $   191,807.47

(7) Deposit to Spread Account from Excess Collections over Distributions:       $   220,899.47

Check for Error                                                                       NO ERROR
Sum of Above Distributions                                                      $12,882,517.42
Total Distribution Amount plus Turbo                                            $12,882,517.42



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Case Equipment Loan Trust 1996-B
Servicer's Certificate

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                               15-Mar-99


(1) Total Distribution Amount:                                                         $12,661,617.95

(2) Administration Fee:                                                                $       166.67

(3) Noteholders' Interest Distributable Amount applicable to A-1 Notes:                $         0.00

(4) Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                 $         0.00

(5) Noteholders' Interest Distributable Amount applicable to A-2 Notes:                $         0.00

(6) Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                 $         0.00

(7) Noteholders' Interest Distributable Amount applicable to A-3 Notes:                $   958,651.56

(8) Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                 $         0.00

(9) Noteholders' Interest Distributable Amount applicable to B Notes:                  $    76,789.40

(10) Noteholders' Interest Carryover Shortfall applicable to B Notes:                  $         0.00

(11) Offered Noteholders' Interest Distributable Amount & Class B Noteholders'         $ 1,035,440.96
     Interest Distributable Amount deposited into Note Distribution Account:

(12) A-1 Noteholders' Monthly Principal Distributable Amount:                          $         0.00

(13) % of Principal Distribution Amount applicable to A-1 Noteholders                            0.00%

(14) A-1 Noteholders' Principal Carryover Shortfall:                                   $         0.00

(15) A-1 Noteholders' Principal Distributable Amount:                                  $         0.00

(16) A-2 Noteholders' Monthly Principal Distributable Amount:                          $         0.00

(17) % of Principal Distribution Amount applicable to A-2 Noteholders                            0.00%

(18) A-2 Noteholders' Principal Carryover Shortfall:                                   $         0.00

(19) A-2 Noteholders' Principal Distributable Amount:                                  $         0.00

(20) A-3 Noteholders' Monthly Principal Distributable Amount:                          $ 9,863,550.86

(21) % of Principal Distribution Amount applicable to A-3 Noteholders                           89.22%

(22) A-3 Noteholders' Principal Carryover Shortfall:                                   $         0.00

(23) A-3 Noteholders' Principal Distributable Amount:                                  $10,068,850.08

(24) B Noteholders' Monthly Principal Distributable Amount:                            $   749,509.94

(25) % of Principal Distribution Amount applicable to B Noteholders                              6.78%

(26) B Noteholders' Principal Carryover Shortfall:                                     $         0.00

(27) B Noteholders' Principal Distributable Amount:                                    $   765,110.19

(28) Noteholders' Principal Distribution Amount:                                       $10,833,960.27

(29) Noteholders' Distributable Amount:                                                $11,869,401.23

(30) Certificateholders' Interest Distributable Amount:                                $   158,031.71

(31) Certificateholders' Interest Carryover Shortfall:                                 $         0.00

(32) Certificateholders' Percentage:                                                             4.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period   $   442,210.87

(34) Certificateholders' Principal Carryover Shortfall:                                $         0.00

(35) Certificateholders' Principal Distributable Amount:                               $   442,210.87

(36) Certificateholders' Distributable Amount:                                         $   600,242.58

(37) Servicing Fee:                                                                    $   191,807.47

(38) Deposit to Spread Account (from excess collections):                              $   220,899.47




(39) Specified Spread Account Balance (after all distributions and adjustments) :                             $  17,517,793.16
    The greater of:
    (a) 3.75% of the Pool Balance at the beginning of the Collection Period
        in which the Payment Date occurs; and                                                                 $   8,216,763.24

    (b) (i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
           Balance = Spread Account), or                                                                      $  21,897,241.45

    (b) (ii) 2.25% of the Initial Pool Balance when principal amount of Notes
            and Certificates less than or equal to 97.50% of Pool Balance                                     $  19,707,517.31

    (b) (iii) 2.00% of the Initial Pool Balance when principal amount of Notes
              and Certificates less than or equal to 96.25% of Pool Balance                                   $  17,517,793.16

(40) Spread Account Trigger Tests:
     (a) (i) Aggregate Realized Losses from the Initial Cutoff Date through
             the end of the related Collection Period:                                                        $   2,765,790.57

         (ii) 2.25% of the Initial Pool Balance:                                                     2.25%    $  19,707,517.31

     (b) (i) 12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
             has been repossessed but in which the receivable has not been liquidated:                        $   1,398,876.84

          (ii) 1.65% of the Pool Balance at the beginning of the Collection Period:                  1.65%    $   3,762,456.89

     (c) (i) Aggregate Scheduled Payments delinquent by more than 60 days
             as of the end of the related Collection Period:                                                  $   2,549,953.02

          (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs:                                                     2.25%    $   4,884,477.17

(41) Spread Account Balance over the Specified Spread Account Balance:                                        $     220,899.47

(42)    Excess Amounts Distributed To Seller:
    (a) Release of Excess Amount in Spread Account                                                            ($          0.00)
    (b) Release of Excess Amount in Negative Carry Account                                           0.00


(43) Amount to be withdrawn from the Spread Account and deposited
     into the Note Distribution Account                                                                       $           0.00

(44) Amount to be withdrawn from the Spread Account and deposited
     into the Certificate Distribution Account:                                                               $           0.00

(45) Pool Balance as of the opening of business on the first day of
     the Collection Period in which the Payment Date occurs:                                                  $ 219,113,686.48

(46) After giving effect to all distributions on such Payment Date:
     Outstanding Principal Balance of A-1 Notes:                                                              $           0.00
     A-1 Note Pool Factor:                                                                                           0.0000000

     Outstanding Principal Balance of A-2 Notes:                                                              $           0.00
     A-2 Note Pool Factor:                                                                                           0.0000000

     Outstanding Principal Balance of A-3 Notes:                                                              $ 162,920,905.44
     A-3 Note Pool Factor:                                                                                           0.4952003

     Outstanding Principal Balance of B Notes:                                                                $  12,380,008.01
     B Note Pool Factor:                                                                                             0.4952003

     Outstanding Principal Balance of the Certificates:                                                       $  26,843,840.62
     Certificate Pool Factor:                                                                                        0.7895247

(47) Aggregate Purchase Amounts for related Collection Period:                                                $           0.00

(48) Aggregate Amount of Realized Losses for the related Collection Period:                                   $     116,573.07

(49) Spread Account Balance after giving effect to all distributions:                                         $  17,517,793.16

(50) Originally Scheduled Pool Balance as of the opening of business on the
     first day of the Collection Period in which the Payment Date occurs:                                     $   4,225,115.93

(51) Number of Collection Periods since Completion of Funding Period                                                        30

(53) Life-to-Date (From Jan-97 Collection Period) CPR                                                                    22.89%


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

 Prepared by Lisa Sorenson, Phone 414-636-6184


                                                   ----------------------------------------------------------------------
 NPV Data Input Section                                       05-Mar-99       05-Mar-99       05-Mar-99      05-Mar-99
                                                               Pool 1          Pool 2          Pool 3        Pool 4
                                                   ----------------------------------------------------------------------
 Scheduled cash flows as of the
   end of the collection period                   0          5,058,346.81    2,740,336.50    1,548,432.00     949,733.12
 Line 0 is scheduled amount                       1          2,859,710.26    3,671,701.35    8,178,436.21   1,819,227.53
   delinquent                                     2          2,333,524.65      676,509.66    3,227,385.75   5,735,336.21
                                                  3          2,465,614.55      676,166.60    1,014,476.09   2,050,689.06
                                                  4          2,587,935.94      702,349.74    1,144,760.73   1,042,551.73
                                                  5          2,695,496.16      737,443.46    1,359,169.61     935,907.94
                                                  6          2,916,017.72      860,641.21    1,385,791.59     976,076.59
                                                  7          2,485,512.02      846,362.09    1,281,087.42     949,096.31
                                                  8          3,415,524.46      699,347.53    1,185,366.33   1,220,044.27
                                                  9          6,650,913.02    1,041,746.26    1,420,234.05   1,282,922.17
                                                 10         11,438,504.95    1,323,070.20    1,685,471.39   1,506,095.96
                                                 11          8,694,255.12    1,214,976.34    1,488,658.85   1,124,091.33
                                                 12          4,269,682.40    4,887,965.13    1,535,306.51     991,492.72
                                                 13          1,922,459.17    3,435,912.94    7,852,354.18   1,706,981.72
                                                 14          1,646,858.33      458,721.10    2,813,884.33   5,473,483.73
                                                 15          1,739,610.40      492,826.62      695,876.34   1,761,496.58
                                                 16          1,820,175.47      494,860.61      763,924.19     752,088.43
                                                 17          1,927,611.67      535,575.02      904,129.91     679,933.10
                                                 18          2,232,230.04      609,441.24      969,772.33     712,642.33
                                                 19          1,784,129.34      572,345.70      837,949.37     692,751.86
                                                 20          2,571,530.53      457,424.58      810,352.14     864,563.41
                                                 21          5,528,079.30      724,579.87      919,331.07     950,895.35
                                                 22          9,599,168.29      943,594.76    1,134,096.54   1,116,524.46
                                                 23          6,033,098.07      918,329.48    1,053,284.92     841,236.38
                                                 24          2,439,794.79    3,142,562.63      968,227.68     718,394.37
                                                 25            696,728.13    2,096,659.38    4,615,297.66   1,140,404.46
                                                 26            448,216.11      116,798.05    1,543,342.63   3,007,490.41
                                                 27            525,341.62      133,039.99      212,490.58     957,648.61
                                                 28            557,136.42      119,986.41      216,398.13     219,501.06
                                                 29            627,802.26      157,842.23      250,088.26     183,660.42
                                                 30            784,325.56      218,487.86      393,463.93     207,733.76
                                                 31            619,682.41      129,371.15      263,295.27     197,596.77
                                                 32            986,247.42       82,042.48      246,401.79     242,631.74
                                                 33          2,633,501.78      223,601.84      266,692.30     342,145.05
                                                 34          5,664,734.49      479,185.98      463,243.26     338,435.48
                                                 35          3,225,856.17      434,786.88      498,284.79     302,296.71
                                                 36          1,076,130.91    1,622,902.21      373,189.03     201,669.33
                                                 37             74,551.43      925,215.25    2,309,475.87     467,799.08
                                                 38              7,196.42          267.12      678,135.27   1,486,405.27
                                                 39             36,467.47        2,303.49       36,775.45     379,398.49
                                                 40              3,213.89       23,768.44       34,199.36      53,295.29
                                                 41             81,684.76            0.00       28,033.61       3,483.74
                                                 42              8,933.99       55,264.82       51,626.76      12,424.09
                                                 43             63,585.01       12,905.25       22,299.64         673.13
                                                 44            231,537.93            0.00       55,730.44      62,243.21
                                                 45            238,840.06            0.00       18,636.70         673.13
                                                 46            293,146.26       15,465.97       34,101.19       6,265.18
                                                 47             43,768.79       41,797.19            0.00     102,283.29
                                                 48                  0.00       74,792.25       35,238.87         673.13
                                                 49                  0.00            0.00       42,142.50      51,861.78
                                                 50                  0.00            0.00            0.00      77,444.59
                                                 51                  0.00            0.00            0.00           0.00
                                                 52                  0.00            0.00            0.00           0.00
                                                 53                  0.00            0.00            0.00           0.00
                                                 54                  0.00            0.00            0.00           0.00
                                                 55                  0.00            0.00            0.00           0.00
                                                 56                  0.00            0.00        5,516.38           0.00
                                                 57                  0.00            0.00            0.00           0.00
                                                 58                  0.00            0.00            0.00           0.00
                                                 59                  0.00            0.00            0.00           0.00
                                                 60                  0.00            0.00            0.00           0.00
                                                 61                  0.00            0.00            0.00           0.00
                                                 62                  0.00            0.00            0.00           0.00
                                                 63                  0.00            0.00            0.00           0.00
                                                 64                  0.00            0.00            0.00           0.00
                                                 65                  0.00            0.00            0.00           0.00
                                                 66                  0.00            0.00            0.00           0.00
                                                 67                  0.00            0.00            0.00           0.00
                                                 68                  0.00            0.00            0.00           0.00
                                                 69                  0.00            0.00            0.00           0.00
                                                 70                  0.00            0.00            0.00           0.00
                                                 71                  0.00            0.00            0.00           0.00
                                                 72                  0.00            0.00            0.00           0.00
                                                 73                  0.00            0.00            0.00           0.00

 Total Time Balance of Scheduled Cash Flows                116,044,412.75   39,831,274.86   58,871,859.20  46,900,393.86


CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Prepared by Lisa Sorenson, Phone 414-636-6184                       03/18/99
                                                                    04:14 PM



Payment Date                                                                                         15-Mar-99
Collection Period Begin Date                                                                         06-Feb-99
Collection Period End Date                                                        28-Feb-97          05-Mar-99
Days in accrual period (30/360)                                                                             30

PART I -- MONTHLY DATA INPUT 105
Total Receipts During the Period                                                                $16,486,859.31

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                              $0.00
    Government obligors                                                                                  $0.00
          Total Warranty Repurchases                                                                     $0.00

Total Collections For The Period                                                                $16,486,859.31

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                      $3,387,101.65
    Scheduled Amounts 60 days or more past due                                                   $1,727,196.46
    Net Losses on Liquidated Receivables                                                           $100,269.28
    Number of Loans at Beginning of Period                                                              13,888
    Number of Loans at End of Period                                                                    13,498
    Repossessed Equipment not Sold or Reassigned (Beginning)                                             $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                   $0.00
    Reinvestment Income (including Pre-Funding Account and Spread Account)                          $97,239.04
    Pre-Funding Account Reinvestment Income                                                              $0.00


CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004




Payment Date                                                              15-Mar-99
Collection Period Begin Date                                              06-Feb-99
Collection Period End Date                                                05-Mar-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)   $ 250,412,613.14
  A-1 Note Beginning Principal Balance                                    $           0.00
  A-2 Note Beginning Principal Balance                                    $           0.00
  A-3 Note Beginning Principal Balance                                    $ 213,037,613.14
  B Note Beginning Principal Balance                                      $  26,000,000.00
  Certificate Beginning Principal Balance                                 $  11,375,000.00

Total Principal Balance of Notes and Certificates (End of Period)         $ 235,564,666.89
  A-1 Note Principal Balance (End of Period)                              $           0.00
             A-1 Note Pool Factor (End of Period)                                0.0000000
  A-2 Note Principal Balance (End of Period)                              $           0.00
             A-2 Note Pool Factor (End of Period)                                0.0000000
  A-3 Note Principal Balance (End of Period)                              $ 198,189,666.89
             A-3 Note Pool Factor (End of Period)                                0.7648419
  B Note Principal Balance (End of Period)                                $  26,000,000.00
             B Note Pool Factor (End of Period)                                  1.0000000
  Certificate Principal Balance (End of Period)                           $  11,375,000.00
             Certificate Pool Factor (End of Period)                             1.0000000

Contract Value Decline                                                    $  14,847,946.25
  Pool Balance (Beg. of Collection Period)                                $ 250,417,832.23
  Pool Balance (End of Collection Period)                                 $ 235,569,885.98

Total Distribution Amount (TDA)                                           $  16,584,098.35
  Total Collections and Investment Income for the Period                  $  16,584,098.35
  Negative Carry Amount                                                   $           0.00

Administration Fee Accrued during this Period ($500 per Quarter)          $         166.67

Principal Distribution Amount  (PDA)                                      $  14,847,946.25



Principal Allocation to Notes and Certificates
  A-1 Noteholders' Principal Distributable Amount                         $           0.00
  A-2 Noteholders' Principal Distributable Amount                         $           0.00
  A-3 Noteholders' Principal Distributable Amount                         $  14,847,946.25
  B Noteholders' Principal Distributable Amount                           $           0.00
  Certificateholders' Principal Distributable Amount                      $           0.00

Interest Distributable Amount                                             $   1,353,754.26
  Noteholders' Interest Distributable Amount applicable to A-1 Notes      $           0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes      $           0.00
  Noteholders' Interest Distributable Amount applicable to A-3 Notes      $   1,145,077.17
  Noteholders' Interest Distributable Amount applicable to B Notes        $     145,166.67
  Certificateholders' Interest Distributable Amount                       $      63,510.42

Servicing Fees Accrued during this Period                                 $     208,681.53

Total Distribution Amount Remaining to Deposit to Spread Account          $     173,549.64

Spread Account
  Beginning Spread Account Balance                                        $  13,000,000.00
  Deposit to Spread Account from Pre-Funding Account                      $           0.00
  Deposit to Spread Account from Excess Collections over Distributions    $     173,549.64
  Distribution from Spread Account for Interest / Principal Shortfall     $           0.00
       0.00                                                               $           0.00

  Specified Spread Account Balance                                        $  13,000,000.00
  Release from Spread Account to Seller as "Excess Servicing Fee"         $     173,549.64
  Ending Spread Account Balance (after distributions)                     $  13,000,000.00

Credit Enhancement                                                                    5.52%
  Spread account % of Ending Pool Balance                                             5.52%
  Overcollateralization % of Ending Pool Balance                                      0.00%


Scheduled Amounts 30 - 59 days past due                                   $   3,387,101.65
             as % of Ending Pool Balance                                              1.44%
Scheduled Amounts 60 days or more past due                                $   1,727,196.46
             as % of Ending Pool Balance                                              0.73%
Net Losses on Liquidated Receivables                                      $     100,269.28
             as % of Ending Pool Balance                                              0.04%


PART III -- SERVICING CALCULATIONS                                 15-Mar-99



1. Sources and Uses of Collection Account Balance                 Pool 1 Cutoff            Pool 1             Pool 2

Wtd. Avg. APR                                                               8.823%             8.823%             8.701%
Contract Value (Beg. of Collection Period), by origination pool                     $ 111,158,125.29   $  39,554,500.39
Contract Value  (End of Collection Period), by origination pool  $ 335,052,501.00   $ 103,618,510.05   $  35,923,154.13
Contract Value Decline                                                              $   7,539,615.24   $   3,631,346.26
                                                                                                6.78%              9.18%
Initial Pool Balance                                                                $250,417,832.23
Pool Balance (End of Collection Period)                                             $235,569,885.98

Total Collections and Investment Income for the period                              $ 16,584,098.35
Negative Carry Amount                                                               $          0.00

Total Distribution Amount (TDA)                                                     $ 16,584,098.35
Principal Distribution Amount  (PDA)                                                $ 14,847,946.25                 90%
Interest Distribution Amount  (IDA)                                                 $  1,736,152.10                 10%





1. Sources and Uses of Collection Account Balance                       Pool 3              Pool 4


Wtd. Avg. APR                                                              8.302%            8.479%
Contract Value (Beg. of Collection Period), by origination pool  $  56,204,649.47  $  43,500,557.08
Contract Value  (End of Collection Period), by origination pool  $  53,590,978.55  $  42,437,243.25
Contract Value Decline                                           $   2,613,670.92  $   1,063,313.83
                                                                            4.65%             2.44%


2.  Calculation of Distributable Amounts                                                    Pool 1 Cutoff           Pool 1

A-1 Note Beginning Principal Balance                                                                          $             0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $             0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                                 0.00%
A-1 Noteholders' Principal Distributable Amount                                                               $             0.00

Principal Distribution Amount Remaining                                                                       $    14,847,946.25

A-2 Note Beginning Principal Balance                                                                          $             0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $             0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                                 0.00%
A-2 Noteholders' Principal Distributable Amount                                                               $             0.00

Principal Distribution Amount Remaining                                                                       $    14,847,946.25

A-3 Note Beginning Principal Balance                                                                          $   213,037,613.14
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $             0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                               100.00%
A-3 Noteholders' Principal Distributable Amount                                                               $    14,847,946.25

Principal Distribution Amount Remaining                                                                       $             0.00

B Note Beginning Principal Balance                                                                            $    26,000,000.00
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                $             0.00
B Noteholders' Share of the Principal Distribution Amount                                                                   0.00%
B Noteholders' Principal Distributable Amount                                                                 $             0.00

Principal Distribution Amount Remaining                                                                       $             0.00

Certificate Beginning Principal Balance                                                                       $    11,375,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                           $             0.00
Certificateholders' Share of the Principal Distribution Amount                                                              0.00%
Certificateholders' Principal Distributable Amount                                                            $             0.00

Interest Accrued on Class A-1 Notes this period                                                      5.597%   $             0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                           $             0.00
Interest Due (in Arrears) on above Shortfall                                                                  $             0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                            $             0.00

Interest Accrued on Class A-2 Notes this period                                                      6.000%   $             0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                           $             0.00
Interest Due (in Arrears) on above Shortfall                                                                  $             0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                            $             0.00

Interest Accrued on Class A-3 Notes this period                                                      6.450%   $     1,145,077.17
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                           $             0.00
Interest Due (in Arrears) on above Shortfall                                                                  $             0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                            $     1,145,077.17

Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                  $     1,145,077.17
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                           $             0.00
Interest Due (in Arrears) on above Shortfall                                                                  $             0.00
Offered Noteholders' Interest Distributable Amount                                                            $     1,145,077.17

Interest Accrued on Class B Notes this period                                                        6.700%   $      145,166.67
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                             $            0.00
Interest Due (in Arrears) on above Shortfall                                                                  $            0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                              $      145,166.67

Interest Accrued on Certificates this period                                                         6.700%   $       63,510.42
Certificateholders' Interest Carryover Shortfall (Previous Period)                                            $            0.00
Interest Due (in Arrears) on Above Shortfall                                                                  $            0.00
Certificateholders' Interest Distributable Amount                                                             $       63,510.42

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                                     $   16,584,098.35

Administration Fee Shortfall (Previous Period)                                                                $            0.00
Administration Fee Accrued during this Period ($500 per Quarter)                           $        500.00    $          166.67
Administration Fee Paid this Period from TDA                                                                  $          166.67
Administration Fee Shortfall                                                                                  $            0.00

Total Distribution Amount Remaining                                                                           $   16,583,931.68

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
  A-1 Notes                                                                                                   $            0.00
Interest Due (in Arrears) on above Shortfall                                                                  $            0.00
Interest Accrued on Class A-1 Notes this period                                                               $            0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                       $            0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                                     $            0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
  A-2 Notes                                                                                                   $            0.00
Interest Due (in Arrears) on above Shortfall                                                                  $            0.00
Interest Accrued on Class A-2 Notes this period                                                               $            0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                       $            0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                                     $            0.00


Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
  A-3 Notes                                                                                                   $            0.00
Interest Due (in Arrears) on above Shortfall                                                                  $            0.00
Interest Accrued on Class A-3 Notes this period                                                               $    1,145,077.17
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                       $    1,145,077.17
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                                     $            0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                           $            0.00
Interest Due (in Arrears) on above Shortfall                                                                  $            0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                  $    1,145,077.17
Offered Noteholders' Interest Paid this Period from TDA                                                       $    1,145,077.17
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                        $            0.00

Total Distribution Amount Remaining                                                                           $   15,438,854.51

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                             $           0.00
Interest Due (in Arrears) on above Shortfall                                                                  $           0.00
Interest Accrued on Class B Notes this period                                                                 $     145,166.67
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                         $     145,166.67
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes              $         0.00

Total Distribution Amount Remaining                                                                           $  15,293,687.84

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $           0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                       $           0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                 $           0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                   $           0.00

Total Distribution Amount Remaining                                                                           $  15,293,687.84

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $           0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                       $           0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                 $           0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                   $           0.00

Total Distribution Amount Remaining                                                                           $  15,293,687.84

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $           0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                       $  14,847,946.25
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                 $  14,847,946.25
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                   $           0.00






Total Distribution Amount Remaining                                                                           $     445,741.59

B Noteholders' Principal Distributable Amount                                                                 $           0.00
B Noteholders' Monthly Principal Distributable Amount                                                         $           0.00
B Noteholders' Principal Distributable Amount Paid from TDA                                                   $           0.00
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                     $           0.00

Total Distribution Amount Remaining                                                                           $     445,741.59

Certificateholders' Interest Carryover Shortfall (Previous Period)                                            $           0.00
Interest Due (in Arrears) on Above Shortfall                                                                  $           0.00
Interest Accrued on Certificates this period                                                                  $      63,510.42
Certificateholders' Interest Paid this Period from TDA                                                        $      63,510.42
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                 $           0.00

Total Distribution Amount Remaining                                                                           $     382,231.17

Certificateholders' Principal Carryover Shortfall (Previous Period)                                           $           0.00
Certificateholders' Principal Distributable Amount applicable to current period                               $           0.00
Certificateholders' Principal Distributable Amount Paid from TDA                                              $           0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                $           0.00

Total Distribution Amount Remaining                                                                           $     382,231.17

Servicing Fee Shortfall (Previous Period)                                                                     $           0.00
Servicing Fees Accrued during this Period                                                             1.00%   $     208,681.53
Total Servicing Fees Due                                                                                      $     208,681.53
Servicing Fees Paid this Period from TDA                                                                      $     208,681.53
Servicing Fee Shortfall                                                                                       $           0.00

Total Distribution Amount Available to Deposit to Spread Acct
                             $173,549.64

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                         $           0.00
New Collateral Purchased                                                                                      $           0.00
Deposit to Spread Account                                                                             2.00%   $           0.00
Payment to Seller                                                                                             $           0.00

Ending Pre-Funding Account Balance                                                                            $           0.00

Excess Pre-Funded Amount/(Payment to Seller)                                                                  $           0.00

Adjusted Ending Pre-Funding Account Balance                                                                   $           0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                          177 days    $           0.00

Pre-Funded Percentage                                                                                0.000%
Negative Carry Withdrawls                                                                                     $           0.00
Cumulative Negative Carry Withdrawls                                                                          $           0.00
Maximum Negative Carry Amount                                                                     150 days    $           0.00
Required Negative Carry Account Balance                                                                       $           0.00
Interim Ending Negative Carry Account Balance                                                                 $           0.00
Negative Carry Amount Released to Seller                                                                      $           0.00

Ending Negative Carry Account Balance                                                                         $           0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                              $  13,000,000.00



Deposit to Spread Account from Pre-Funding Account                                                            $           0.00
Deposit to Spread Account from Excess Collections over Distributions                                          $     173,549.64

Distribution from Spread Account to Noteholders' Distr. Account                                               $           0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                                                     $           0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                                                     $           0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                                                     $           0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                                       $           0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                            $           0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                            $           0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                                            $           0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                              $           0.00

Preliminary Spread Account Balance Remaining                                                                  $  13,173,549.64







Cumulative Realized Losses since 28-February-97 (Cut-off Date)                                                $   1,783,639.99
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                              NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                             $   1,203,231.36
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                     NO
60 day or > Delinquent Scheduled Amounts                                                                      $   1,727,196.46
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                          NO
Are any of the three conditions "YES"?                                                                 NO


Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that
should have been charged to the trust was:                                                                    $      861,558.07

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                               2,645,198.06
Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                     NO

Preliminary A-1 Note Principal Balance (End of Period)                                                        $           0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                        $           0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                        $ 198,189,666.89
Preliminary B Note Principal Balance (End of Period)                                                          $  26,000,000.00
Preliminary Certificate Principal Balance (End of Period)                                                     $  11,375,000.00
Preliminary Total Principal Balance of Notes and Certificates (End of Period)                                 $ 235,564,666.89

Specified Spread Account Balance                                                                              $  13,000,000.00
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                                 2.00%      13,000,000.00

(b) the Note Balance                                                                                            235,564,666.89





Preliminary Spread Account Balance Remaining                                                                  $  13,173,549.64
Preliminary Excess Amount in Spread Account                                                                   $     173,549.64

Release from Spread Account to Seller as "Excess Servicing Fee"                                               $     173,549.64




Ending Spread Account Balance (after distributions)                                                           $  13,000,000.00
Net Change in Spread Account Balance                                                                          $           0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                            $           0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                            $           0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                            $           0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                              $           0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                               $           0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                               $           0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                               $           0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                 $           0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                            $           0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                           $           0.00

A-1 Note Principal Balance (End of Period)                                                                    $           0.00
A-2 Note Principal Balance (End of Period)                                                                    $           0.00
A-3 Note Principal Balance (End of Period)                                                                    $ 198,189,666.89
B Note Principal Balance (End of Period)                                                                      $  26,000,000.00
Certificate Principal Balance (End of Period)                                                                 $  11,375,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                             $ 235,564,666.89

A-1 Note Pool Factor (End of Period)                                                      $  71,500,000.00           0.0000000
A-2 Note Pool Factor (End of Period)                                                      $ 282,000,000.00           0.0000000
A-3 Note Pool Factor (End of Period)                                                      $ 259,125,000.00           0.7648419
B Note Pool Factor (End of Period)                                                        $  26,000,000.00           1.0000000
Certificate Pool Factor (End of Period)                                                   $  11,375,000.00           1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                          0.3624072

Specified Spread Account Balance (after all distributions and adjustments)                $  13,000,000.00


  CASE EQUIPMENT LOAN TRUST 1997-A
  STATEMENT TO NOTEHOLDERS

  $71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                 15-Mar-99


(1) Amount of principal being paid on the Notes:


  (a) A-1 Notes:                                                          $           0.00
      per $1,000 original principal amount:                                      0.0000000

  (b) A-2 Notes:                                                          $           0.00
      per $1,000 original principal amount:                               $     0.00000000

  (c) A-3 Notes:                                                          $  14,847,946.25
      per $1,000 original principal amount:                               $    57.30032320

  (d) B Notes:                                                            $           0.00
      per $1,000 original principal amount:                               $     0.00000000

  (e) Total                                                               $  14,847,946.25

(2) Interest on the Notes

  (a) A-1 Notes:                                                          $           0.00
      per $1,000 original principal amount:                               $     0.00000000

  (b) A-2 Notes:                                                          $           0.00
      per $1,000 original principal amount:                               $     0.00000000

  (c) A-3 Notes:                                                          $   1,145,077.17
      per $1,000 original principal amount:                               $     4.41901465

  (d) B Notes:                                                            $     145,166.67
      per $1,000 original principal amount:                               $     5.58333346

  (e) Total                                                               $   1,290,243.84

(3) Pool Balance at the end of the related Collection Period              $ 235,569,885.98

(4) After giving effect to distributions on current Payment Date:

  (a) (i) outstanding principal amount of A-1 Notes:                      $           0.00
      (ii) A-1 Note Pool Factor:                                                 0.0000000

  (b) (i) outstanding principal amount of A-2 Notes:                      $           0.00
      (ii) A-2 Note Pool Factor:                                                 0.0000000

  (c) (i) outstanding principal amount of A-3 Notes:                      $ 198,189,666.89
      (ii) A-3 Note Pool Factor:                                          $      0.7648419

  (d) (i) outstanding principal amount of A-3 Notes:                      $  26,000,000.00
       ii) A-3 Note Pool Factor:                                          $      1.0000000

  (e) (i) Certificate Balance                                             $  11,375,000.00
      (ii) Certificate Pool Factor:                                              1.0000000

(5) Amount of Servicing Fee:                                              $     208,681.53
    per $1,0001BeginningioflCollectionnPeriod:                                  0.83333335

(6) Amount of Administration Fee:                                         $         166.67
    per $1,0001BeginningioflCollectionnPeriod:                                  0.00066557

(7) Aggregate Purchase Amounts for Collection Period:                     $           0.00

(8) Aggregate amount of Realized Losses for the
    Collection Period:                                                    $     100,269.28

(9) Amount in Spread Account:                                             $  13,000,000.00

(10) Amount in Pre-Funding Account:                                       $           0.00

(11) For the Final payment date with respect to the Funding Period, the                 NA
     Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                    $           0.00


  CASE EQUIPMENT LOAN TRUST 1997-A
  STATEMENT TO CERTIFICATEHOLDERS

  $71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004


  Payment Date:                                                               15-Mar-99

(1) Amount of principal being paid or distributed:

  (a) A-1 Notes:                                                          $           0.00
      per $1,000 original principal amount:                               $     0.00000000

  (b) A-2 Notes:                                                          $           0.00
      per $1,000 original principal amount:                               $     0.00000000

  (c) A-3 Notes:                                                             14,847,946.25
      per $1,000 original principal amount:                                    57.30032320

  (d) B Notes:                                                                        0.00
      per $1,000 original principal amount:                                     0.00000000

  (e) Certificates:                                                       $           0.00
      per $1,000 original principal amount:                               $     0.00000000

  (f) Total:                                                              $  14,847,946.25

(2) Amount of interest being paid or distributed:

  (a) A-1 Notes:                                                          $           0.00
      per $1,000 original principal amount:                               $     0.00000000

  (b) A-2 Notes:                                                          $           0.00
      per $1,000 original principal amount:                               $     0.00000000

  (c) A-3 Notes:                                                          $   1,145,077.17
      per $1,000 original principal amount:                               $     4.41901465

  (d) B Notes:                                                            $     145,166.67
      per $1,000 original principal amount:                               $     5.58333346

  (e) Certificates:                                                       $      63,510.42
      per $1,000 original principal amount:                               $     5.58333363

  (f) Total:                                                              $   1,353,754.26

(3) Pool Balance at end of related Collection Period:                     $ 235,569,885.98

(4) After giving effect to distributions on this Payment Date:

  (a) (i) outstanding principal amount of A-1 Notes:                      $           0.00
      (ii) A-1 Note Pool Factor:                                                 0.0000000

  (b) (i) outstanding principal amount of A-2 Notes:                      $           0.00
      (ii) A-2 Note Pool Factor:                                                 0.0000000

  (c) (i) outstanding principal amount of A-3 Notes:                      $ 198,189,666.89
      (ii) A-3 Note Pool Factor:                                                 0.7648419

  (d) (i) outstanding principal amount of B Notes:                        $  26,000,000.00
       (ii) B Note Pool Factor:                                                  1.0000000

  (e) (i) Certificate Balance                                             $  11,375,000.00
      (ii) Certificate Pool Factor:                                              1.0000000

(5) Amount of Servicing Fee:                                              $     208,681.53
    per $1,000 Beginning of Collection Period:                            $     0.83333335

(6) Amount of Administration Fee:                                         $         166.67
    per $1,000 Beginning of Collection Period:                            $     0.00066557

(7) Aggregate Purchase Amounts for Collection Period:                     $           0.00

(8) Aggregate amount of Realized Losses for the
    Collection Period:                                                    $     100,269.28

(9) Amount in Spread Account:                                             $  13,000,000.00

(10) Amount in Pre-Funding Account:                                       $           0.00

(11) For the Final payment date with respect to the Funding Period, the   NA
    Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                    $           0.00


  CASE EQUIPMENT LOAN TRUST 1997-A
  PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

  $71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004


  Payment Date:                                                        15-Mar-99

(1) Payment of Administration Fee to Administrator:                $       166.67

(2) Offered Noteholders' Interest Distributable Amount
    deposited into Note Distribution Account:                      $ 1,290,243.84

(3) Noteholders' Principal Distributable Amount to be
    deposited into Noteholders' Distribution Account:              $14,847,946.25

(4) Certificateholders' Interest Distributable Amount to be
    deposited into Certificateholders' Distribution Account:       $    63,510.42

(5) Certificateholders' Principal Distributable Amount to be
    deposited into Certificateholders' Distribution Account:       $         0.00

(6) Payment of Servicing Fee to Servicer:                          $   208,681.53

(7) Release to Seller from Excess Collections over Distributions   $   173,549.64

Check for Error                                                    NO ERROR
Sum of Above Distributions                                         $16,584,098.35
Total Distribution Amount plus Releases to Seller                  $16,584,098.35


  CASE EQUIPMENT LOAN TRUST 1997-A
  SERVICER'S CERTIFICATE

  $71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004


  Payment Date:                                                                           15-Mar-99

(1) Total Distribution Amount:                                                         $ 16,584,098.35

(2) Administration Fee:                                                                $        166.67

(3) Noteholders' Interest Distributable Amount applicable to A-1 Notes:                $          0.00

(4) Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                 $          0.00

(5) Noteholders' Interest Distributable Amount applicable to A-2 Notes:                $          0.00

(6) Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                 $          0.00

(7) Noteholders' Interest Distributable Amount applicable to A-3 Notes:                $  1,145,077.17

(8) Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                 $          0.00

(9) Noteholders' Interest Distributable Amount applicable to B Notes:                  $    145,166.67

(10) Noteholders' Interest Carryover Shortfall applicable to B Notes:                  $          0.00

(11) Offered Noteholders' Interest Distributable Amount'                               $  1,290,243.84
     deposited into Note Distribution Account:

(12) A-1 Noteholders' Monthly Principal Distributable Amount:                          $          0.00

(13) % of Principal Distribution Amount applicable to A-1 Noteholders                             0.00%

(14) A-1 Noteholders' Principal Carryover Shortfall:                                   $          0.00

(15) A-1 Noteholders' Principal Distributable Amount:                                  $          0.00

(16) A-2 Noteholders' Monthly Principal Distributable Amount:                          $          0.00

(17) % of Principal Distribution Amount applicable to A-2 Noteholders                             0.00%

(18) A-2 Noteholders' Principal Carryover Shortfall:                                   $          0.00

(19) A-2 Noteholders' Principal Distributable Amount:                                  $          0.00

(20) A-3 Noteholders' Monthly Principal Distributable Amount:                          $ 14,847,946.25

(21) % of Principal Distribution Amount applicable to A-3 Noteholders                           100.00%

(22) A-3 Noteholders' Principal Carryover Shortfall:                                   $          0.00

(23) A-3 Noteholders' Principal Distributable Amount:                                  $ 14,847,946.25

(24) B Noteholders' Monthly Principal Distributable Amount:                            $          0.00

(25) % of Principal Distribution Amount applicable to B Noteholders                               0.00%

(26) B Noteholders' Principal Carryover Shortfall:                                     $          0.00

(27) B Noteholders' Principal Distributable Amount:                                    $          0.00

(28) Noteholders' Principal Distribution Amount:                                       $ 14,847,946.25

(29) Noteholders' Distributable Amount:                                                $ 16,138,190.09

(30) Certificateholders' Interest Distributable Amount:                                $     63,510.42

(31) Certificateholders' Interest Carryover Shortfall:                                 $          0.00

(32) Certificateholders' Percentage:                                                              0.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period   $          0.00

(34) Certificateholders' Principal Carryover Shortfall:                                $          0.00

(35) Certificateholders' Principal Distributable Amount:                               $          0.00

(36) Certificateholders' Distributable Amount:                                         $     63,510.42

(37) Servicing Fee:                                                                    $    208,681.53

(38) Deposit to Spread Account (from excess collections):                              $    173,549.64

(39) Specified Spread Account Balance (after all distributions and adjustments) :      $ 13,000,000.00
     The Lesser of:

  (a) 2.00% of the Initial Pool Balance                                                $ 13,000,000.00


  (b) the Note Balance                                                                 $235,564,666.89

(40) Spread Account Balance over the Specified Spread Account Balance:                 $    173,549.64

(41) Excess Amounts Distributed To Seller:
  (a) Release of Excess Amount in Spread Account                                       $    173,549.64
  (b) Release of Excess Amount in Negative Carry Account                                          0.00


(42) Amount to be withdrawn from the Spread Account and deposited
     into the Note Distribution Account                                                $          0.00




(44) Pool Balance as of the opening of business on the first day of
       the Collection Period in which the Payment Date occurs:                         $ 250,417,832.23

(45) After giving effect to all distributions on such Payment Date:
       Outstanding Principal Balance of A-1 Notes:                                     $           0.00
       A-1 Note Pool Factor:                                                                  0.0000000

       Outstanding Principal Balance of A-2 Notes:                                     $           0.00
       A-2 Note Pool Factor:                                                                  0.0000000

       Outstanding Principal Balance of A-3 Notes:                                     $ 198,189,666.89
       A-3 Note Pool Factor:                                                                  0.7648419

       Outstanding Principal Balance of B Notes:                                       $  26,000,000.00
       B Note Pool Factor:                                                                    1.0000000

       Outstanding Principal Balance of the Certificates:                              $  11,375,000.00
       Certificate Pool Factor:                                                               1.0000000

(46) Aggregate Purchase Amounts for related Collection Period:                         $           0.00

(47) Aggregate Amount of Realized Losses for the related Collection Period:            $     100,269.28

(48) Spread Account Balance after giving effect to all distributions:                  $  13,000,000.00


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

                                                                                     18-Mar-99
                                                                                      10:33 PM
Prepared by  Lisa Sorenson (414)636-6184                                    File: us97b.xls

                                                                            ----------------------------------------
NPV Data Input Section                                                             05-Mar-99          05-Mar-99
                                                                            ----------------------------------------
Scheduled cash flows as of the                                                        Pool 1             Pool 2
                                                                          0     4,218,508.26       1,878,624.64
                                                                          1     5,099,777.91       1,540,024.12
                                                                          2     6,554,690.24       1,164,477.18
                                                                          3    10,537,241.85       1,073,380.41
                                                                          4     9,704,091.14       1,635,860.76
                                                                          5     9,558,832.87       1,338,050.84
                                                                          6     6,543,491.99       6,380,946.82
                                                                          7     4,307,178.54       3,489,962.41
                                                                          8     4,369,830.81       1,541,218.39
                                                                          9     5,673,171.15       1,743,350.99
                                                                         10     5,980,794.07       1,863,639.37
                                                                         11     4,323,288.48       1,276,668.05
                                                                         12     3,993,574.04       1,182,184.49
                                                                         13     4,634,364.14       1,327,690.66
                                                                         14     6,150,604.05         999,196.66
                                                                         15     9,907,276.39         940,991.51
                                                                         16     8,747,870.91       1,485,916.47
                                                                         17     8,471,033.25       1,214,459.13
                                                                         18     5,459,571.77       6,086,590.85
                                                                         19     3,240,171.28       3,236,391.66
                                                                         20     3,223,496.32       1,303,466.12
                                                                         21     4,261,054.10       1,448,772.00
                                                                         22     4,396,301.79       1,554,130.81
                                                                         23     3,101,033.40       1,024,035.82
                                                                         24     2,794,163.20         880,885.19
                                                                         25     3,138,339.33         963,385.53
                                                                         26     3,832,309.70         743,694.32
                                                                         27     5,636,502.44         690,311.58
                                                                         28     5,452,842.83       1,164,235.70
                                                                         29     5,086,809.76         952,090.04
                                                                         30     2,933,478.83       4,810,846.05
                                                                         31     1,026,064.39       2,217,883.10
                                                                         32     1,001,378.19         803,309.05
                                                                         33     1,693,398.77         923,956.55
                                                                         34     1,945,964.21         896,261.26
                                                                         35       999,333.39         473,289.53
                                                                         36       840,607.57         271,414.57
                                                                         37       960,323.76         449,754.50
                                                                         38     1,216,401.97         260,613.18
                                                                         39     2,392,797.43         214,949.18
                                                                         40     2,239,952.35         497,084.04
                                                                         41     2,328,627.05         414,710.50
                                                                         42     1,393,343.38       2,382,580.79
                                                                         43       231,044.08       1,344,034.94
                                                                         44       167,649.43         321,990.74
                                                                         45       268,617.51         326,547.79
                                                                         46       181,747.21         337,268.32
                                                                         47        21,486.17         197,065.92
                                                                         48        90,386.62           9,923.47
                                                                         49        59,448.84           7,761.47
                                                                         50        84,506.74           6,086.91
                                                                         51        65,810.58           2,098.35
                                                                         52        74,812.51           2,098.35
                                                                         53         3,437.08          38,691.71
                                                                         54        16,233.26         104,703.48
                                                                         55             0.00          13,379.00
                                                                         56             0.00               0.00
                                                                         57             0.00               0.00
                                                                         58             0.00               0.00
                                                                         59             0.00               0.00
                                                                         60             0.00               0.00
                                                                         61             0.00               0.00
                                                                         62             0.00               0.00
                                                                         63             0.00               0.00
                                                                         64             0.00               0.00
                                                                         65             0.00               0.00
                                                                         66             0.00               0.00
                                                                         67             0.00               0.00
                                                                         68             0.00               0.00
                                                                         69             0.00               0.00
                                                                         70             0.00               0.00
                                                                         71             0.00               0.00
                                                                         72             0.00               0.00
                                                                         73             0.00               0.00
                                                                              190,635,067.33      69,452,935.27




                                                                          ------------------------------------
                                                                                  05-Mar-99          05-Mar-99
                                                                          ------------------------------------
                                                                                     Pool 3             Pool 4
                                                                          0    1,179,784.97       2,293,726.39
                                                                          1    1,258,988.04       2,068,884.55
                                                                          2    1,033,218.49       2,001,576.71
                                                                          3      973,436.26       1,727,938.36
                                                                          4    1,144,757.84       1,951,511.38
                                                                          5      960,515.23       2,237,657.49
                                                                          6    1,632,788.43       2,736,882.51
                                                                          7    5,756,310.82       2,764,570.10
                                                                          8    2,410,774.48      11,687,500.17
                                                                          9    1,602,984.20       5,479,773.81
                                                                         10    1,438,551.62       2,640,143.62
                                                                         11      952,628.38       1,760,514.72
                                                                         12      784,151.08       1,699,503.69
                                                                         13    1,055,559.38       1,757,649.46
                                                                         14      841,047.89       1,672,792.55
                                                                         15      831,089.66       1,496,811.61
                                                                         16      965,034.54       1,621,827.37
                                                                         17      868,458.61       1,860,911.74
                                                                         18    1,504,389.82       2,422,134.42
                                                                         19    5,490,485.04       2,517,879.05
                                                                         20    2,172,442.51      11,068,381.62
                                                                         21    1,372,205.14       4,563,279.75
                                                                         22    1,208,958.32       2,016,884.01
                                                                         23      785,462.55       1,368,002.75
                                                                         24      648,589.10       1,297,649.80
                                                                         25      821,645.88       1,294,277.03
                                                                         26      645,629.51       1,198,035.36
                                                                         27      645,082.16       1,050,217.85
                                                                         28      749,914.45       1,188,209.23
                                                                         29      654,962.04       1,311,608.29
                                                                         30    1,224,687.13       1,870,296.82
                                                                         31    4,240,928.21       1,774,650.96
                                                                         32    1,506,464.17       8,477,981.07
                                                                         33      819,914.10       3,158,749.56
                                                                         34      642,611.75       1,121,720.63
                                                                         35      263,637.58         607,150.35
                                                                         36      199,890.94         546,928.78
                                                                         37      348,687.79         468,093.73
                                                                         38      228,532.62         383,582.85
                                                                         39      206,991.59         277,895.60
                                                                         40      300,451.81         442,714.52
                                                                         41      219,827.15         477,092.29
                                                                         42      479,773.65         879,974.83
                                                                         43    2,366,977.25         914,673.20
                                                                         44      846,916.98       5,619,459.51
                                                                         45      411,213.90       1,903,650.00
                                                                         46      338,744.79         641,188.31
                                                                         47       42,013.61         163,048.72
                                                                         48       10,887.48          82,350.25
                                                                         49       46,218.20          35,684.41
                                                                         50        5,165.46          26,487.28
                                                                         51       40,132.30          11,506.00
                                                                         52        5,165.46          30,929.62
                                                                         53        5,165.46          32,006.10
                                                                         54       43,764.44          49,782.69
                                                                         55      133,440.88         147,186.92
                                                                         56            0.00         113,037.74
                                                                         57            0.00               0.00
                                                                         58            0.00               0.00
                                                                         59       10,668.03               0.00
                                                                         60            0.00               0.00
                                                                         61            0.00               0.00
                                                                         62            0.00               0.00
                                                                         63            0.00               0.00
                                                                         64            0.00               0.00
                                                                         65            0.00               0.00
                                                                         66            0.00               0.00
                                                                         67            0.00               0.00
                                                                         68            0.00               0.00
                                                                         69            0.00               0.00
                                                                         70            0.00               0.00
                                                                         71            0.00               0.00
                                                                         72            0.00               0.00
                                                                         73            0.00               0.00
                                                                              57,378,719.17     111,014,558.13

TOTAL TIME BALANCE OF SCHEDULED CASH FLOWS
CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Prepared by  Lisa Sorenson (414)636-6184                                03/18/99
                                                                        10:33 PM

Payment Date                                                                                             15-Mar-99
Collection Period Begin Date                                                                             06-Feb-99
Collection Period End Date                                                           31-Aug-97           05-Mar-99

Days in accrual period (30/360)                                                                                 30
Days in accrual period (ACT/360)                                                                                27
One-Month LIBOR                                                                                           4.93563%

Part I -- Monthly Data Input

Fixed Rate Collateral
---------------------

 Receipts During the Period                                                                         $15,820,542.05

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                  $0.00
    Government obligors                                                                                      $0.00
          Total Warranty Repurchases                                                                         $0.00

Total Fixed Rate Collections For The Period                                                         $15,820,542.05


Floating Rate Collateral
------------------------

 Receipts During the Period                                                                          $2,577,218.65

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                  $0.00
    Government obligors                                                                                      $0.00
          Total Warranty Repurchases                                                                         $0.00

Total Floating Rate Collections For The Period                                                       $2,577,218.65

    Pool Balance (Beg. of Collection Period)                                                        $43,063,027.18
    Pool Balance (End of Collection Period)                                                         $40,718,646.28

Total Collection                                                                                    $18,397,760.70
Negative Carry Amount                                                                                        $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                 $122,833.10
Pre-Funding Account Reinvestment Income                                                                      $0.00

    Total Distribution Amount                                                                       $18,520,593.80

Miscellaneous Data
------------------

    FIxed Rate Collateral
    ---------------------
    Scheduled Amounts 30 - 59 days past due                                                          $2,703,559.05
    Scheduled Amounts 60 days or more past due                                                       $2,913,920.37
    Net Losses on Liquidated Receivables                                                               $513,237.92
    Number of Loans at Beginning of Period                                                                  18,492
    Number of Loans at End of Period                                                                        18,136
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                 $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                       $0.00

    FIoating Rate Collateral
    ------------------------
    Scheduled Amounts 30 - 59 days past due                                                            $450,548.33
    Scheduled Amounts 60 days or more past due                                                         $188,280.71
    Net Losses on Liquidated Receivables                                                                 $4,004.34
    Number of Loans at Beginning of Period                                                                   3,193
    Number of Loans at End of Period                                                                         3,069
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                 $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                       $0.00

    Total Collateral
    ----------------
    Scheduled Amounts 30 - 59 days past due                                                          $3,154,107.38
    Scheduled Amounts 60 days or more past due                                                       $3,102,201.08
    Net Losses on Liquidated Receivables                                                               $517,242.26
    Number of Loans at Beginning of Period                                                                  21,685
    Number of Loans at End of Period                                                                        21,205
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                 $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                       $0.00

    Pre-Funding Account Reinvestment Income                                                                  $0.00

CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date                                                                                             15-Mar-99
Collection Period Begin Date                                                                             06-Feb-99
Collection Period End Date                                                                               05-Mar-99

Part II -- Summary

Total Principal Balance of Notes and Certificates (Beginning of Period)                            $434,463,449.38
    A-1 Note Beginning Principal Balance                                                                     $0.00
    A-2 Note Beginning Principal Balance                                                                     $0.00
    A-3 Note Beginning Principal Balance                                                           $170,235,451.46
    A-4 Note Beginning Principal Balance                                                           $188,591,000.00
    B Note Beginning Principal Balance                                                              $43,063,026.35
    C Note Beginning Principal Balance                                                              $17,383,971.57
    Certificate Beginning Principal Balance                                                         $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                  $418,488,144.80
    A-1 Note Principal Balance (End of Period)                                                               $0.00
                                    A-1 Note Pool Factor (End of Period)                                 0.0000000
    A-2 Note Principal Balance (End of Period)                                                               $0.00
                                    A-2 Note Pool Factor (End of Period)                                 0.0000000
    A-3 Note Principal Balance (End of Period)                                                     $157,243,550.82
                                    A-3 Note Pool Factor (End of Period)                                 0.6634749
    A-4 Note Principal Balance (End of Period)                                                     $188,591,000.00
                                    A-4 Note Pool Factor (End of Period)                                 1.0000000
    B Note Principal Balance (End of Period)                                                         40,718,645.45
                                    B Note Pool Factor (End of Period)                                   0.4156650
    C Note Principal Balance (End of Period)                                                        $16,744,948.53
                                    C Note Pool Factor (End of Period)                                   0.4822993
    Certificate Principal Balance (End of Period)                                                   $15,190,000.00
                                    Certificate Pool Factor (End of Period)                              1.0000000

Fixed Rate Contract Value Decline                                                                   $13,630,923.68
    Pool Balance (Beg. of Collection Period)                                                       $391,528,876.65
    Pool Balance (End of Collection Period)                                                        $377,897,952.97

Fixed Rate Distribution Amount (FxDA)                                                               $15,943,375.15
    Total Collections and Investment Income for the Period                                          $15,943,375.15
    Negative Carry Amount                                                                                    $0.00

Fixed Rate Principal Distribution Amount  (FxPDA)                                                   $13,630,923.68

Floating  Rate Contract Value Decline                                                                $2,344,380.90
    Pool Balance (Beg. of Collection Period)                                                        $43,063,027.18
    Pool Balance (End of Collection Period)                                                         $40,718,646.28

Floating Rate Distribution Amount (FltDA)                                                            $2,577,218.65

Principal Allocation to Notes and Certificates
    A-1 Noteholders' Principal Distributable Amount                                                   $0.00
    A-2 Noteholders' Principal Distributable Amount                                                   $0.00
    A-3 Noteholders' Principal Distributable Amount                                                 $12,991,900.64
    A-4 Noteholders' Principal Distributable Amount                                                          $0.00
    B Noteholders' Principal Distributable Amount                                                    $2,344,380.90
    C Noteholders' Principal Distributable Amount                                                      $639,023.04
    Certificateholders' Principal Distributable Amount                                                       $0.00

Interest Distributable Amount                                                                        $1,059,223.65
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                       $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                       $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                 $885,224.35
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                               $1,007,390.26
    Noteholders' Interest Distributable Amount applicable to B Notes                                   $165,866.83
    Noteholders' Interest Distributable Amount applicable to C Notes                                    $92,859.38
    Certificateholders' Interest Distributable Amount                                                   $81,139.92

Spread Account
    Beginning Spread Account Balance                                                                $17,359,205.00
    Deposit to Spread Account from Pre-Funding Account                                                       $0.00
    Deposit to Spread Account from Excess Collections over Distributions                               $393,781.73
    Distribution from Spread Account for Interest / Principal Shortfall                                      $0.00

    Specified Spread Account Balance                                                                $17,359,205.00
    Ending Spread Account Balance (after distributions)                                             $17,359,205.00

Credit Enhancement                                                                                           4.18%
    Spread account % of Ending Pool Balance                                                                  4.15%
    Overcollateralization % of Ending Pool Balance                                                           0.03%

Scheduled Amounts 30 - 59 days past due                                                              $3,154,107.38
                                    as % of Ending Pool Balance                                              0.75%
Scheduled Amounts 60 days or more past due                                                           $3,102,201.08
                                    as % of Ending Pool Balance                                              0.74%
Net Losses on Liquidated Receivables                                                                   $517,242.26
                                    as % of Ending Pool Balance                                              0.12%


Part III -- Servicing Calculations                                                                    15-Mar-99

1.  Sources and Uses of Collection Account Balance                                         Pool 1 Cutoff             Pool 1

Fixed Rate Pool
Wtd. Avg. APR                                                                                     8.637%             8.637%
Fixed Rate Contract Value (Beg. of Collection Period), by origination pool                                  $177,816,034.24
Fixed Rate Contract Value  (End of Collection Period), by origination pool               $358,115,964.52    $170,652,568.06
                                                                                         ---------------    ---------------
Fixed Rate Contract Value Decline                                                                             $7,163,466.18
                                                                                                                      4.03%
Fixed Rate Initial Pool Balance                                                                            $391,528,876.65
Fixed Rate Pool Balance (End of Collection Period)                                                         $377,897,952.97

Fixed Rate Collections and Investment Income for the period                                                 $15,943,375.15
Negative Carry Amount                                                                                                $0.00

Fixed Rate Distribution Amount (FxDA)                                                                       $15,943,375.15
Fixed Rate Principal Distribution Amount  (FxPDA)                                                           $13,630,923.68

Initial C Percentage                                                                                                4.000%
Fixed Rate Unscheduled Principal (per pool)                                                                          $0.00
Total Fixed Rate Unscheduled Principal                                                                               $0.00

Floating Rate Pool

Floating Rate Contract Value (Beg. of Collection Period)                                                     $43,063,027.18
Floating  Rate Contract Value  (End of Collection Period)                                                    $40,718,646.28
Floating Rate Contract Value Decline                                                                          $2,344,380.90

Floating Rate Distribution Amount (FltDA)                                                                     $2,577,218.65
Floating Rate Principal Distribution Amount  (FltPDA)                                                         $2,344,380.90

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                                  $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
A-1 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                                0.00%
A-1 Noteholders' Principal Distributable Amount                                                                       $0.00

FIxed Rate Principal Distribution Amount Remaining                                                           $13,630,923.68
FIoating  Rate Principal Distribution Amount Remaining                                                        $2,344,380.90

A-2 Note Beginning Principal Balance                                                                                  $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
A-2 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                                0.00%
A-2 Noteholders' Principal Distributable Amount                                                                       $0.00

FIxed Rate Principal Distribution Amount Remaining                                                           $13,630,923.68
FIoating  Rate Principal Distribution Amount Remaining                                                        $2,344,380.90

A-3 Note Beginning Principal Balance                                                                        $170,235,451.46
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
A-3 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                               95.31%
A-3 Noteholders' Principal Distributable Amount                                                              $12,991,900.64

FIxed Rate Principal Distribution Amount Remaining                                                              $639,023.04
FIoating  Rate Principal Distribution Amount Remaining                                                        $2,344,380.90

A-4 Note Beginning Principal Balance                                                                        $188,591,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
A-4 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                                0.00%
A-4 Noteholders' Principal Distributable Amount                                                                       $0.00

FIxed Rate Principal Distribution Amount Remaining                                                              $639,023.04
FIoating  Rate Principal Distribution Amount Remaining                                                        $2,344,380.90

B Note Beginning Principal Balance                                                                           $43,063,026.35
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
B Noteholders' Share of the Floating RatePrincipal Distribution Amount                                              100.00%
B Noteholders' Principal Distributable Amount                                                                 $2,344,380.90

FIxed Rate Principal Distribution Amount Remaining                                                              $639,023.04
FIoating  Rate Principal Distribution Amount Remaining                                                                $0.00

C Note Beginning Principal Balance                                                                           $17,383,971.57
C Noteholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
C Noteholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts                                 4.00%
C Noteholders' Principal Distributable Amount                                                                   $639,023.04

FIxed Rate Principal Distribution Amount Remaining                                                                    $0.00
FIoating  Rate Principal Distribution Amount Remaining                                                                $0.00

Certificate Beginning Principal Balance                                                                      $15,190,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
Certificateholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts                            0.00%
Certificateholders' Principal Distributable Amount                                                                    $0.00

Interest Accrued on Class A-1 Notes this period                                                  5.6120%              $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                                          $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                    $0.00

Interest Accrued on Class A-2 Notes this period                                                  5.9140%              $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                                          $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                    $0.00

Interest Accrued on Class A-3 Notes this period                                                  6.2400%        $885,224.35
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                                          $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                              $885,224.35

Interest Accrued on Class A-4 Notes this period                                                  6.4100%      $1,007,390.26
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                                          $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                            $1,007,390.26

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                             $1,892,614.61
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                   $0.00


Part III -- Servicing Calculations

1.  Sources and Uses of Collection Account Balance                                    Pool 2            Pool 3           Pool 4

Fixed Rate Pool
Wtd. Avg. APR                                                                         8.833%            8.872%           8.799%
Fixed Rate Contract Value (Beg. of Collection Period), by origination pool    $62,787,358.22    $51,273,901.26   $99,651,582.93
Fixed Rate Contract Value  (End of Collection Period), by origination pool    $60,803,245.99    $49,995,508.05   $96,446,630.87
                                                                              --------------    --------------   --------------
Fixed Rate Contract Value Decline                                              $1,984,112.23     $1,278,393.21    $3,204,952.06
                                                                                       3.16%             2.49%            3.22%
Fixed Rate Initial Pool Balance
Fixed Rate Pool Balance (End of Collection Period)

Fixed Rate Collections and Investment Income for the period
Negative Carry Amount

Fixed Rate Distribution Amount (FxDA)
Fixed Rate Principal Distribution Amount  (FxPDA)

Initial C Percentage
Fixed Rate Unscheduled Principal (per pool)                                            $.000             $0.00           $0.00


Interest Due (in Arrears) on above Shortfall                                                                          $0.00
Offered Noteholders' Interest Distributable Amount                                                            $1,892,614.61

Class B Notes Net Funds Cap                                                                                        7.20921%
Class B Accrual Rate (Min(Net Funds Cap, 1 Month Libor +20bp))                                                     5.13563%
Net Funds Cap?                                                                                                           NO

Interest Accrued on Class B Notes this period                                            1 Month Libor +        $165,866.83
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                                          $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                $165,866.83
Preliminary Class B Net Funds Cap Carryover Amount                                                                    $0.00

Interest Accrued on Class C Notes this period                                                    6.4100%         $92,859.38
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                                          $0.00
Noteholders' Interest Distributable Amount applicable to C Notes                                                 $92,859.38

Interest Accrued on Certificates this period                                                     6.4100%         $81,139.92
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                    $0.00
Interest Due (in Arrears) on Above Shortfall                                                                          $0.00
Certificateholders' Interest Distributable Amount                                                                $81,139.92

3.  Allocation of Fixed Rate and Floating Rate Distribution Amounts

a. Fixed Rate Distribution Amount (FxDA)                                                                     $15,943,375.15

Fixed Rate Percentage of Administration Fee Shortfall (Previous Period)                                               $0.00
Fixed Rate Percentage of Administration Fee Accrued during this Period                           $500.00            $150.15
Fixed Rate Percentage of Administration Fee Paid this Period from FxDA                                              $150.15
Fixed Rate Percentage of Administration Fee Shortfall                                                                 $0.00

Total Fixed Rate Distribution Amount Remaining                                                               $15,943,225.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                                          $0.00
Interest Accrued on Class A-1 Notes this period                                                                       $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from FxDA                                              $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                        $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                                          $0.00
Interest Accrued on Class A-2 Notes this period                                                                       $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from FxDA                                              $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                        $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                                          $0.00
Interest Accrued on Class A-3 Notes this period                                                                 $885,224.35
Noteholders' Interest applicable to A-3 Notes Paid this Period from FxDA                                        $885,224.35
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                        $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                                          $0.00
Interest Accrued on Class A-4 Notes this period                                                               $1,007,390.26
Noteholders' Interest applicable to A-4 Notes Paid this Period from FxDA                                      $1,007,390.26
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                        $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                                          $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                             $1,892,614.61
Offered Noteholders' Interest Paid this Period from FxDA                                                      $1,892,614.61
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                              $0.00

Total Fixed Rate Distribution Amount Remaining                                                               $14,050,610.39

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                                          $0.00
Interest Accrued on Class C Notes this period                                                                    $92,859.38
Noteholders' Interest applicable to C Notes Paid this Period from FxDA                                           $92,859.38
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                          $0.00

Total Fixed Rate Distribution Amount Remaining                                                               $13,957,751.01

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                               $0.00
A-1 Noteholders' Principal Distributable Amount Paid from FxDA                                                        $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Total Fixed Rate Distribution Amount Remaining                                                               $13,957,751.01

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                               $0.00
A-2 Noteholders' Principal Distributable Amount Paid from FxDA                                                        $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Total Fixed Rate Distribution Amount Remaining                                                               $13,957,751.01

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                      $12,991,900.64
A-3 Noteholders' Principal Distributable Amount Paid from FxDA                                               $12,991,900.64
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Total Fixed Rate Distribution Amount Remaining                                                                  $965,850.37

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                                               $0.00
A-4 Noteholders' Principal Distributable Amount Paid from FxDA                                                        $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Total Fixed Rate Excess Distribution Amount                                                                     $965,850.37

b. Floating  Rate Distribution Amount (FltDA)                                                                 $2,577,218.65

Floating Rate Percentage of Administration Fee Shortfall (Previous Period)                                            $0.00
Floating Rate Percentage of Administration Fee Accrued during this Period                                            $16.51
Floating Rate Percentage of Administration Fee Paid this Period from FltDA                                           $16.51
Floating Rate Percentage of Administration Fee Shortfall                                                              $0.00

Total Floating Rate Distribution Amount Remaining                                                             $2,577,202.14

                                  Page 5 pf 13

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                                          $0.00
Interest Accrued on Class B Notes this period                                                                   $165,866.83
Noteholders' Interest applicable to B Notes Paid this Period from FltDA                                         $165,866.83
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                          $0.00

Total Floating Rate Distribution Amount Remaining                                                             $2,411,335.31

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
B Noteholders' Monthly Principal Distributable Amount                                                         $2,344,380.90
B Noteholders' Principal Distributable Amount Paid from FltDA                                                 $2,344,380.90
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

Total Floating Rate Excess Distribution Amount                                                                   $66,954.41

c. Allocation of Fixed Rate Excess Distribution Amount                                                          $965,850.37

Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                          $0.00
B Noteholders' Interest Carryover Shortfall paid from Fx Excess DA                                                    $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes Remaining                $0.00

Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
B Noteholders' Principal Carryover Shortfall paid from Fx Excess DA                                                   $0.00
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                   $0.00

Remaining Fixed Rate Excess Distribution Amount                                                                 $965,850.37

d. Allocation of Floating Rate Excess Distribution Amount                                                        $66,954.41

Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                              $0.00
A Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                   $0.00
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                    $0.00

Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                          $0.00
C Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                   $0.00
Preliminary C Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                    $0.00

Preliminary A Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
A Noteholders' Principal Carryover Shortfall paid from Flt Excess DA                                                  $0.00
Preliminary A Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                   $0.00

Remaining Floating Rate Excess Distribution Amount                                                               $66,954.41

e. Allocation of Remaining Fixed and Floating Rate Excess Distribution Amounts                                $1,032,804.78

C Noteholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
C Noteholders' Monthly Principal Distributable Amount                                                           $639,023.04
C Noteholders' Principal Distributable Amount Paid from Fx and Flt Excess DA                                    $639,023.04
Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                              $393,781.73

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                                 $0.00

New Collateral Purchased                                                                                              $0.00
Deposit to Spread Account                                                              2.00%                          $0.00
Payment to Seller                                                                                                     $0.00

Ending Pre-Funding Account Balance                                                                                    $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                                                          $0.00

Adjusted Ending Pre-Funding Account Balance                                                                           $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                            142 days                          $0.00

Pre-Funded Percentage                                                                                                0.000%
Negative Carry Withdrawls                                                                                             $0.00
Cumulative Negative Carry Withdrawls                                                                          $4,724,734.08
Maximum Negative Carry Amount                                                        89 days                          $0.00
Required Negative Carry Account Balance                                                                               $0.00
Interim Ending Negative Carry Account Balance                                                                         $0.00
Negative Carry Amount Released to Seller                                                                              $0.00

Ending Negative Carry Account Balance                                                                                 $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                             $17,359,205.00
Deposit to Spread Account from Pre-Funding Account                                                                    $0.00
Deposit to Spread Account from Excess Collections over Distributions                                            $393,781.73

Distribution from Spread Account to Noteholders' Distr. Account                                                       $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                 $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                 $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                 $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                 $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                   $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                   $0.00
Adj to Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00

Preliminary Spread Account Balance Remaining                                                                 $17,752,986.73

Cumulative Realized Losses since 31-August-97 (Cut-off Date)                                                  $1,004,256.36
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                            NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                             $6,158,855.04
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                   NO


60 day or > Delinquent Scheduled Amounts                                                                      $3,102,201.08
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                        NO
Are any of the three conditions "YES"?                                                               NO
Case Credit has discovered a systems error in the report used to identify losses for the trust.  The report only identified losses that had been applied against dealer reserves.  It failed to include in the loss figure any losses that were not covered by dealer reserves.  This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.
Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
have been charged to the trust was:                                                                           $1,165,589.54

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                           2,169,845.90
Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                    NO

Preliminary A-1 Note Principal Balance (End of Period)                                                                $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                                $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                      $157,243,550.82
Preliminary A-4 Note Principal Balance (End of Period)                                                      $188,591,000.00
Preliminary B Note Principal Balance (End of Period)                                                         $40,718,645.45
Preliminary C Note Principal Balance (End of Period)                                                         $16,744,948.53
Preliminary Total Principal Balance of Notes  (End of Period)                                               $403,298,144.80

Specified Spread Account Balance                                                                              17,359,205.00
Lesser of:

(a) 2.00% of the Initial Pool Balance                                                              2.00%      17,359,205.00

(b) the Note Balance                                                                                         403,298,144.80

Preliminary Spread Account Balance Remaining                                                                 $17,752,986.73
Preliminary Excess Amount in Spread Account                                                                     $393,781.73
Preliminary Shortfall Amount in Spread Account                                                                        $0.00

Deposit to Spread Account from Remaing Fixed and Floating Rate Excess Distribution                                    $0.00

Spread Account Excess                                                                                           $393,781.73

Ending Spread Account Balance (after distributions)                                                          $17,359,205.00
Net Change in Spread Account Balance                                                                                  $0.00

7. Distribution to Class B Net Funds Cap, Certificate Distributions and Servicing Fees

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                              $393,781.73

Preliminary Class B Net Funds Cap Carryover Amount                                                                    $0.00
Preliminary Class B Net Funds Cap Carryover Amount Paid from Fixed and Floating Rate Excess                           $0.00
Class B Net Funds Cap Carryover Amount                                                                                $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                              $393,781.73

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                    $0.00
Interest Due (in Arrears) on Above Shortfall                                                                          $0.00
Interest Accrued on Certificates this period                                                                     $81,139.92
Certificateholders' Interest Paid from Fixed and Floating Rate Excess Distribution                               $81,139.92
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                         $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                              $312,641.81

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                       $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution               $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                        $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                              $312,641.81

Servicing Fee Shortfall (Previous Period)                                                                              0.00
Servicing Fees Accrued during this Period                                                          1.00%        $362,159.92
Servicing Fees Paid this Period from Fixed and Floating Rate Excess                                             $312,641.81
Adjustment to Servicing Fee                                                                                           $0.00
Adjustment to Excess Distribution Amount Remaining                                                                    $0.00
Servicing Fee Shortfall                                                                                          $49,518.11

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                    $0.00

8.  Ending Balances

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                    $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                    $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                    $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                    $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                      $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                                      $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                         $0.00
C Noteholders' Principal Carryover Shortfall (Current Period)                                                         $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                    $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                   $0.00

A-1 Note Principal Balance (End of Period)                                                                            $0.00
A-2 Note Principal Balance (End of Period)                                                                            $0.00
A-3 Note Principal Balance (End of Period)                                                                  $157,243,550.82


A-4 Note Principal Balance (End of Period)                                                                  $188,591,000.00
B Note Principal Balance (End of Period)                                                                     $40,718,645.45
C Note Principal Balance (End of Period)                                                                     $16,744,948.53
Certificate Principal Balance (End of Period)                                                                $15,190,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                           $418,488,144.80

A-1 Note Pool Factor (End of Period)                                                      $90,000,000.00          0.0000000
A-2 Note Pool Factor (End of Period)                                                     $204,500,000.00          0.0000000
A-3 Note Pool Factor (End of Period)                                                     $237,000,000.00          0.6634749
A-4 Note Pool Factor (End of Period)                                                     $188,591,000.00          1.0000000
B Note Pool Factor (End of Period)                                                        $97,960,250.00          0.4156650
C Note Pool Factor (End of Period)                                                        $34,719,000.00          0.4822993
Certificate Pool Factor (End of Period)                                                   $15,190,000.00          1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                            0.4821513

Specified Spread Account Balance (after all distributions and adjustments)                                   $17,359,205.00

CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO NOTEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                            15-Mar-99
(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                          $0.00
           per $1,000 original principal amount:                                                             $0.00

    (b)   A-2 Notes:                                                                                         $0.00
            per $1,000 original principal amount:                                                            $0.00

    (c)   A-3 Notes:                                                                                $12,991,900.64
            per $1,000 original principal amount:                                                           $54.82

    (d)   A-4 Notes:                                                                                         $0.00
            per $1,000 original principal amount:                                                            $0.00

    (e)   B Notes:                                                                                   $2,344,380.90
            per $1,000 original principal amount:                                                           $23.93

    (f)   C Notes:                                                                                     $639,023.04
            per $1,000 original principal amount:                                                           $18.41

    (g)   Total                                                                                     $15,975,304.58

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                          $0.00
           per $1,000 original principal amount:                                                             $0.00

    (b)   A-2 Notes:                                                                                         $0.00
            per $1,000 original principal amount:                                                            $0.00

    (c)  A-3 Notes:                                                                                    $885,224.35
           per $1,000 original principal amount:                                                             $3.74

    (d)  A-4 Notes:                                                                                  $1,007,390.26
           per $1,000 original principal amount:                                                             $5.34

    (e)   B Notes:                                                                                     $165,866.83
            per $1,000 original principal amount:                                                            $1.69

    (f)  C Notes:                                                                                       $92,859.38
            per $1,000 original principal amount:                                                            $2.67

    (g)   Total                                                                                      $2,151,340.82

(3) Pool Balance at the end of the related Collection Period                                       $418,616,599.25

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                      $0.00
         (ii)  A-1 Note Pool Factor:                                                                     0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                      $0.00
         (ii)  A-2 Note Pool Factor:                                                                     0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                            $157,243,550.82
         (ii)  A-3 Note Pool Factor:                                                                     0.6634749

    (d) (i)  outstanding principal amount of A-4 Notes:                                            $188,591,000.00
         (ii)  A-4 Note Pool Factor:                                                                     1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                               $40,718,645.45
         (ii)  B Note Pool Factor:                                                                       0.4156650

    (f) (i)  outstanding principal amount of C Notes:                                               $16,744,948.53
         (ii)  C Note Pool Factor:                                                                       0.4822993

    (g) (i)  Certificate Balance                                                                    $15,190,000.00
         (ii)  Certificate Pool Factor:                                                                  1.0000000

(5)  Amount of Servicing Fee:                                                                          $312,641.81
         perp$1,0000BeginningaofPCollectionePeriod:                                                     1.41544342

(6)  Amount of Administration Fee:                                                                         $166.67
         perp$1,0000BeginningaofPCollectionePeriod:                                                     0.00075456

(7)  Aggregate Purchase Amounts for Collection Period:                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                           $517,242.26

(9)  Amount in Spread Account:                                                                      $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                        NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                      $0.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO CERTIFICATEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                            15-Mar-99
(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                          $0.00
           per $1,000 original principal amount:                                                             $0.00

    (b)  A-2 Notes:                                                                                          $0.00
           per $1,000 original principal amount:                                                             $0.00

    (c)  A-3 Notes:                                                                                 $12,991,900.64
           per $1,000 original principal amount:                                                            $54.82

    (d)  A-4 Notes:                                                                                          $0.00
           per $1,000 original principal amount:                                                             $0.00

    (e)  B Notes:                                                                                    $2,344,380.90
           per $1,000 original principal amount:                                                            $23.93

    (f)  C Notes:                                                                                      $639,023.04
           per $1,000 original principal amount:                                                            $18.41

    (g)  Certificates:                                                                                       $0.00
           per $1,000 original principal amount:                                                             $0.00

    (h)  Total:                                                                                     $15,975,304.58

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                          $0.00
           per $1,000 original principal amount:                                                             $0.00

    (b)  A-2 Notes:                                                                                          $0.00
           per $1,000 original principal amount:                                                             $0.00

    (c)  A-3 Notes:                                                                                    $885,224.35
           per $1,000 original principal amount:                                                             $3.74

    (d)  A-4 Notes:                                                                                  $1,007,390.26
           per $1,000 original principal amount:                                                             $5.34

    (e)  B Notes:                                                                                      $165,866.83
           per $1,000 original principal amount:                                                             $1.69

    (f)  C Notes:                                                                                       $92,859.38
           per $1,000 original principal amount:                                                             $2.67

    (g)  Certificates:                                                                                  $81,139.92
           per $1,000 original principal amount:                                                             $5.34

    (h)  Total:                                                                                      $2,066,613.91

(3)  Pool Balance at end of related Collection Period:                                             $418,616,599.25

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                      $0.00
         (ii)  A-1 Note Pool Factor:                                                                     0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                      $0.00
         (ii)  A-2 Note Pool Factor:                                                                     0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                            $157,243,550.82
         (ii)  A-3 Note Pool Factor:                                                                     0.6634749

    (d) (i)  outstanding principal amount of A-4 Notes:                                            $188,591,000.00
         (ii)  A-4 Note Pool Factor:                                                                     1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                               $40,718,645.45
         (ii)  B Note Pool Factor:                                                                       0.4156650

    (f) (i)  outstanding principal amount of C Notes:                                               $16,744,948.53
         (ii)  C Note Pool Factor:                                                                       0.4822993

    (g) (i)  Certificate Balance                                                                    $15,190,000.00
         (ii)  Certificate Pool Factor:                                                                  1.0000000

(5)  Amount of Servicing Fee:                                                                          $312,641.81
         per $1,000 Beginning of Collection Period:                                                      1.4154434

(6)  Amount of Administration Fee:                                                                         $166.67
         per $1,000 Beginning of Collection Period:                                                      0.0007546

(7)  Aggregate Purchase Amounts for Collection Period:                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                           $517,242.26

(9)  Amount in Spread Account:                                                                      $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                       NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                      $0.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1997-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                            15-Mar-99
(1)  Payment of Administration Fee to Administrator:                                                       $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                    $2,151,340.82

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                           $15,975,304.58

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                        $81,139.92

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                             $0.00

(6)  Payment of Servicing Fee to Servicer:                                                             $312,641.81

(7) Release to Seller from Excess Collections over Distributions                                             $0.00

Check for Error                                                                                NO ERROR
Sum of Above Distributions                                                                     $18,520,593.80
Total Distribution Amount plus Releases to Seller                                              $18,520,593.80
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1997-B
SERVICER'S CERTIFICATE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                            15-Mar-99
(1)  Total Distribution Amount:                                                                     $18,520,593.80

(2)  Administration Fee:                                                                                   $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                     $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                      $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                     $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                      $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                               $885,224.35

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                      $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                             $1,007,390.26

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                     $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                $165,866.83

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                       $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                                 $92,859.38

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                                       $0.00

(15)  Offered Noteholders' Interest Distributable Amount'                                            $2,151,340.82
        deposited into Note Distribution Account:

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                        $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                            0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                                        $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                                       $0.00

(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                        $0.00

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                            0.00%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                                        $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                                       $0.00

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                      $12,991,900.64

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                           95.31%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                                        $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                              $12,991,900.64

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                                               $0.00

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                            0.00%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                                        $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                                       $0.00

(32)  B Noteholders' Monthly Principal Distributable Amount:                                         $2,344,380.90

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders                         100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                                          $0.00

(35)  B Noteholders' Principal Distributable Amount:                                                 $2,344,380.90

(36)  C Noteholders' Monthly Principal Distributable Amount:                                           $639,023.04

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to C Noteholders              4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                                          $0.00

(39)  C Noteholders' Principal Distributable Amount:                                                   $639,023.04

(40)  Noteholders' Principal Distribution Amount:                                                   $15,975,304.58

(41)  Noteholders' Distributable Amount:                                                            $18,126,645.40

(42)  Deposit to Spread Account (from excess collections):                                             $393,781.73

(43)  Specified Spread Account Balance (after all distributions and adjustments) :                  $17,359,205.00
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                           $17,359,205.00


    (b) the Note Balance                                                                           $403,298,144.80

(44)  Spread Account Balance over the Specified Spread Account Balance:                                $393,781.73


(45) Class B Net Funds Cap Carryover Amount paid from Excess                                                 $0.00

(46) Ending Class B Net Funds Cap Carryover Amount                                                           $0.00

(47)  Certificateholders' Interest Distributable Amount:                                                $81,139.92

(48)  Certificateholders' Interest Carryover Shortfall:                                                      $0.00

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificat holders         0.00%

(50) Certificateholders' Principal Distributable Amount applicable to current period                         $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                                     $0.00

(52)  Certificateholders' Principal Distributable Amount:                                                    $0.00

(53)  Certificateholders' Distributable Amount:                                                         $81,139.92

(54)  Servicing Fee:                                                                                   $312,641.81

(55)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                    $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                   $0.00


(56)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                       $0.00

(57)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                 $434,591,903.83

(58)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                       $0.00
           A-1 Note Pool Factor:                                                                         0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                       $0.00
           A-2 Note Pool Factor:                                                                         0.0000000

           Outstanding Principal Balance of A-3 Notes:                                             $157,243,550.82
           A-3 Note Pool Factor:                                                                         0.6634749

           Outstanding Principal Balance of A-4 Notes:                                             $188,591,000.00
           A-4 Note Pool Factor:                                                                         1.0000000

           Outstanding Principal Balance of B Notes:                                                $40,718,645.45
           B Note Pool Factor:                                                                           0.4156650

           Outstanding Principal Balance of C Notes:                                                $16,744,948.53
           C Note Pool Factor:                                                                           0.4822993

           Outstanding Principal Balance of the Certificates:                                       $15,190,000.00
           Certificate Pool Factor:                                                                      1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                                              $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:                           $517,242.26

(61)  Spread Account Balance after giving effect to all distributions:                              $17,359,205.00


CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

                                                        18-Mar-99
                                                         10:25 PM
Prepared by  Shawn Ostrowski  (414) 636-5284      File: us98a7.xls


                                        ------------  ------------------ -------------- ---------------  -----------------
NPV Data Input Section                   05-Mar-99           05-Mar-99      05-Mar-99       05-Mar-99        05-Mar-99
                                        ------------  ------------------ -------------- ---------------  -----------------

Scheduled cash flows as of the
indicated cutoff date                      Pool 1          Pool 2         Pool 3          Pool 4           Pool 5
Row 0 is total delinquent
amount valued without discounting         3,885,529.90    2,604,317.93   3,723,709.79    1,001,214.05     1,740.28
                                          3,340,089.16    1,392,996.04   5,012,428.04    3,635,389.19     2,319.53
                                          3,263,094.34    1,426,049.16   1,501,936.16    2,293,889.48    62,408.01
                                          3,071,520.36    1,318,510.31   1,475,469.41      992,104.29    15,822.82
                                          3,381,344.26    1,409,843.77   1,505,127.48      946,387.52     2,319.53
                                          3,538,008.48    1,567,821.68   1,598,818.64      990,244.84     2,319.53
                                          4,458,486.16    1,692,222.46   1,839,783.93    1,098,899.65     2,319.53
                                          3,344,807.59    1,324,948.32   1,610,999.18    1,110,391.74     2,319.53
                                          3,985,190.50    1,423,695.14   1,463,715.77      961,594.07    22,969.79
                                         10,544,800.30    1,750,092.02   2,222,164.83    1,067,015.32     4,362.93
                                         14,039,141.56    3,227,296.20   2,210,662.51    1,207,953.98     2,319.53
                                          6,002,387.35    6,255,023.68   2,071,923.04      984,829.27     2,319.53
                                          3,041,756.51    3,715,386.49   6,842,128.47    1,151,885.66     2,319.53
                                          2,705,721.04    1,345,387.39   4,815,693.35    3,524,188.19     2,319.53
                                          2,670,856.53    1,282,360.88   1,348,691.74    2,238,753.07    34,045.00
                                          2,697,823.41    1,137,783.35   1,287,214.55      918,284.42    15,822.82
                                          2,914,049.72    1,235,972.12   1,315,529.64      888,709.72     2,319.53
                                          3,127,685.37    1,419,067.21   1,402,278.25      931,505.85     2,319.53
                                          3,972,700.02    1,538,261.28   1,645,023.15    1,048,893.14     2,319.53
                                          2,992,761.12    1,141,158.55   1,432,690.28    1,027,921.67     2,319.53
                                          3,591,063.40    1,288,290.58   1,304,111.29      900,464.42    22,969.79
                                          9,783,740.08    1,603,814.45   2,027,323.00      990,838.07     4,362.93
                                         13,147,952.87    3,031,272.18   2,007,773.99    1,135,083.90     2,319.53
                                          5,147,465.05    5,930,213.17   1,913,137.97      944,043.33     2,319.53
                                          2,340,883.24    3,465,842.20   6,677,892.50    1,084,233.22     2,319.53
                                          2,008,851.58      930,749.00   4,359,825.59    3,361,958.28     2,319.53
                                          1,984,569.72      971,608.89   1,062,268.69    2,073,524.47    26,458.01
                                          1,979,288.18      837,148.33     969,347.37      734,430.92    12,743.55
                                          2,075,091.04      934,336.17     975,040.34      711,129.78     2,319.53
                                          2,380,443.00    1,068,730.74   1,041,673.49      765,244.25     2,319.53
                                          3,077,010.86    1,117,345.03   1,141,639.10      871,069.06     2,319.53
                                          2,205,688.16      813,470.71   1,055,164.39      841,955.97     2,319.53
                                          2,700,971.45      944,747.46     940,778.76      721,216.67    22,969.79
                                          7,573,285.97    1,138,233.83   1,545,509.01      756,532.27     2,319.53
                                          9,406,189.15    2,475,398.12   1,434,560.23      901,861.64     2,319.53
                                          3,459,971.09    4,145,978.77   1,480,220.63      779,430.63     2,319.53
                                          1,182,373.93    2,214,394.45   4,511,121.18      928,547.22     2,319.53
                                            884,851.99      417,765.17   2,812,849.94    2,807,436.31     2,319.53
                                            840,222.31      370,118.56     565,044.57    1,403,056.64    22,969.79
                                            837,876.06      327,302.57     337,393.19      275,696.17    12,138.58
                                            902,288.59      348,018.84     375,059.66      229,575.09     1,714.56
                                            996,348.74      460,776.03     442,548.32      295,412.43     1,714.56
                                          1,771,040.92      521,941.91     463,044.97      369,358.98     1,714.56
                                          1,081,833.68      308,159.66     397,802.25      298,095.43     1,714.56
                                          1,485,490.21      367,933.59     334,193.11      227,946.43    22,364.82
                                          5,160,555.65      545,999.80     557,868.04      230,016.94     1,714.56
                                          6,620,465.64    1,724,726.88     750,775.94      390,077.75     1,714.56
                                          2,067,917.40    2,616,561.82     893,699.70      271,475.04     1,714.56
                                            292,271.50    1,034,151.21   3,187,370.53      484,608.47     1,714.56
                                            166,582.30      164,209.44   1,513,427.70    1,634,253.59     1,714.56
                                             79,915.16       54,450.82     108,445.73      696,255.59    22,364.82
                                             12,449.53        7,144.08      81,449.59       84,362.51    10,424.02
                                             24,520.17       18,680.56      63,079.26        2,190.77         0.00
                                             15,806.63       67,220.77      22,211.70       19,828.82         0.00
                                            112,028.38       30,411.24      31,394.35       65,419.72         0.00
                                             90,033.11        7,144.08      17,979.75       16,253.18         0.00
                                            105,270.99       31,367.97           0.00        1,253.18         0.00
                                            261,123.08       45,344.72      56,987.58        1,253.18         0.00
                                            174,383.93      392,154.96      23,920.99       13,253.17         0.00
                                                  0.00       59,260.76      38,491.14        1,253.18         0.00
                                                  0.00            0.00     151,969.91       74,632.43         0.00
                                                  0.00            0.00           0.00      114,432.86         0.00
                                                  0.00            0.00           0.00            0.00         0.00
                                                  0.00            0.00           0.00            0.00         0.00
                                                  0.00            0.00           0.00            0.00         0.00
                                                  0.00            0.00           0.00            0.00         0.00
                                                  0.00            0.00           0.00            0.00         0.00
                                                  0.00            0.00           0.00            0.00         0.00
                                                  0.00            0.00           0.00            0.00         0.00
                                                  0.00            0.00           0.00            0.00         0.00
                                                  0.00            0.00           0.00            0.00         0.00
                                                  0.00            0.00           0.00            0.00         0.00
                                                  0.00            0.00           0.00            0.00         0.00
                                                  0.00            0.00           0.00            0.00         0.00

Total Time Balance of Scheduled
Cash Flows                              185,005,868.42   81,040,613.50  94,000,383.66   56,529,017.08   412,676.57


CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005


Prepared by  Shawn Ostrowski  (414) 636-5284                              03/18/99
Scheduled Payment Date                                                                    15-Mar-99
Actual Payment Date                                                                       15-Mar-99
Collection Period Begin Date                                                              06-Feb-99
Collection Period End Date                                               31-Jan-98        05-Mar-99
Days in accrual period (30/360)                                                                  30
Days in accrual period (ACT/360)                                                                 27

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                          $23,896,705.99

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                   $0.00
    Government obligors                                                                       $0.00
          Total Warranty Repurchases                                                          $0.00

Total Collections For The Period                                                     $23,896,705.99

    Pool Balance (Beg. of Collection Period)                                        $381,660,564.74
    Pool Balance (End of Collection Period)                                         $360,007,862.10

Total Collection                                                                     $23,896,705.99
Negative Carry Withdrawls                                                                     $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                  $147,094.99
Pre-Funding Account Reinvestment Income                                                       $0.00

    Total Distribution Amount                                                        $24,043,800.98

MISCELLANEOUS DATA

    Total Collateral
    Scheduled Amounts 30 - 59 days past due                                           $3,317,520.10
    Scheduled Amounts 60 days or more past due                                        $1,687,289.91
    Net Losses on Liquidated Receivables                                                $246,577.69
    Number of Loans at Beginning of Period                                                   13,470
    Number of Loans at End of Period                                                         13,150
    Repossessed Equipment not Sold or Reassigned (Beginning)                                  $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                        $0.00

    Pre-Funding Account Reinvestment Income                                                   $0.00


CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000
Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830%
Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005


Actual Payment Date                                                                       15-Mar-99
Collection Period Begin Date                                                              06-Feb-99
Collection Period End Date                                                                05-Mar-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)             $381,660,564.74
    A-1 Note Beginning Principal Balance                                                      $0.00
    A-2 Note Beginning Principal Balance                                             $29,257,142.15
    A-3 Note Beginning Principal Balance                                            $145,750,000.00
    A-4 Note Beginning Principal Balance                                            $180,449,000.00
    B Note Beginning Principal Balance                                               $15,266,422.59
    Certificate Beginning Principal Balance                                          $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                   $360,007,862.10
    A-1 Note Principal Balance (End of Period)                                                $0.00
                                   A-1 Note Pool Factor (End of Period)                   0.0000000
    A-2 Note Principal Balance (End of Period)                                        $8,470,547.62
                                   A-2 Note Pool Factor (End of Period)                   0.0444065
    A-3 Note Principal Balance (End of Period)                                      $145,750,000.00
                                   A-3 Note Pool Factor (End of Period)                   1.0000000
    A-4 Note Principal Balance (End of Period)                                      $180,449,000.00
                                   A-4 Note Pool Factor (End of Period)                   1.0000000
    B Note Principal Balance (End of Period)                                         $14,400,314.48
                                   B Note Pool Factor (End of Period)                     0.5760126
    Certificate Principal Balance (End of Period)                                    $10,938,000.00
                                   Certificate Pool Factor (End of Period)                1.0000000

COLLATERAL VALUE DECLINE                                                             $21,652,702.64
    Pool Balance (Beg. of Collection Period)                                        $381,660,564.74
    Pool Balance (End of Collection Period)                                         $360,007,862.10

Total Distribution Amount (TDA)                                                      $24,043,800.98
    Total Collections and Investment Income for the Period                           $24,043,800.98
    Negative Carry Withdrawls                                                                 $0.00

Principal Distribution Amount  (PDA)                                                 $21,652,702.64

Principal Allocation to Notes and Certificates                                       $21,652,702.64
    A-1 Noteholders' Principal Distributable Amount                                           $0.00
    A-2 Noteholders' Principal Distributable Amount                                  $20,786,594.53
    A-3 Noteholders' Principal Distributable Amount                                           $0.00
    A-4 Noteholders' Principal Distributable Amount                                           $0.00
    B Noteholders' Principal Distributable Amount                                       $866,108.11
    Certificateholders' Principal Distributable Amount                                        $0.00

Interest Distributable Amount                                                         $1,826,268.56
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                        $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                  $122,704.45
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                  $697,170.83
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                  $876,681.39
    Noteholders' Interest Distributable Amount applicable to B Notes                     $75,568.79
    Certificateholders' Interest Distributable Amount                                    $54,143.10

Spread Account
    Beginning Spread Account Balance                                                 $12,499,977.37
    Deposit to Spread Account from Pre-Funding Account                                        $0.00
    Deposit to Spread Account from Excess Collections over Distributions                $618,806.21
    Distribution from Spread Account for Interest / Principal Shortfall                       $0.00

    Specified Spread Account Balance                                                 $12,499,977.37
    Ending Spread Account Balance (after distributions)                              $12,499,977.37

Credit Enhancement                                                                            3.47%
    Spread account % of Ending Pool Balance                                                   3.47%
    Overcollateralization % of Ending Pool Balance                                            0.00%

Scheduled Amounts 30 - 59 days past due                                               $3,317,520.10
                                   as % of Ending Pool Balance                                0.92%
Scheduled Amounts 60 days or more past due                                            $1,687,289.91
                                   as % of Ending Pool Balance                                0.47%
Net Losses on Liquidated Receivables                                                    $246,577.69
                                   as % of Ending Pool Balance                                0.07%


Part III -- Servicing Calculations                                                    15-Mar-99
1.  SOURCES AND USES OF COLLECTION
    ACCOUNT BALANCE                                Pool 1 Cutoff              Pool 1           Pool 2           Pool 3

Wtd. Avg. APR                                               8.758%            8.758%           8.597%            8.491%
Contract Value (Beg. of Collection Period),
by origination pool                                                  $168,287,821.52   $75,161,136.90    $86,908,173.18
Contract Value  (End of Collection Period),
by origination pool                                $325,333,194.29   $159,560,308.63   $69,962,918.71    $81,638,222.38
                                                   ---------------   ---------------   --------------    --------------
Contract Value Decline                                                 $8,727,512.89   $ 5,198,218.19     $5,269,950.82
                                                                               5.19%            6.92%             6.06%
Initial Pool Balance
Pool Balance (End of Collection Period)                              $624,998,868.47
                                                                     $360,007,862.10
Collections and Investment Income for the period                      $24,043,800.98
Negative Carry Withdrawls                                                      $0.00

Total Distribution Amount (TDA)                                       $24,043,800.98
Principal Distribution Amount  (PDA)                                  $21,652,702.64

Initial B Percentage                                                          4.000%
Unscheduled Principal (per pool)                                       $1,245,520.88            $0.00             $0.00
Total Unscheduled Principal                                            $2,000,018.70




1.  SOURCES AND USES OF COLLECTION
    ACCOUNT BALANCE                                             Pool 4           Pool 5

Wtd. Avg. APR                                                   9.174%           9.428%
Contract Value (Beg. of Collection Period),
by origination pool                                     $50,548,350.50      $755,082.64
Contract Value  (End of Collection Period),
by origination pool                                     $48,497,896.95      $348,515.45
Contract Value Decline                                   $2,050,453.55      $406,567.19
                                                                 4.06%           53.84%
Initial Pool Balance

Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                           $358,037.89      $396,459.93
Total Unscheduled Principal



2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance                                           $0.00
A-1 Noteholders' Principal Carryover Shortfall
(Previous Period)                                                              $0.00
A-1 Noteholders' Share of the Principal
Distribution Amount                                                            0.00%
Preliminary A-1 Noteholders' Principa;
Distributable Amount                                                           $0.00
One-Time Excess Prefunding Account Payment                                     $0.00
A-1 Noteholders' Principal Distributable Amount                                $0.00

Principal Distribution Amount Remaining                               $21,652,702.64

A-2 Note Beginning Principal Balance                                  $29,257,142.15
A-2 Noteholders' Principal Carryover Shortfall
(Previous Period)                                                              $0.00
A-2 Noteholders' Share of the Principal
Distribution Amount                                                            96.00%
A-2 Noteholders' Principal Distributable Amount                       $20,786,594.53

Principal Distribution Amount Remaining                                  $866,108.11

A-3 Note Beginning Principal Balance                                 $145,750,000.00
A-3 Noteholders' Principal Carryover Shortfall
(Previous Period)                                                              $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                    0.00%
A-3 Noteholders' Principal Distributable Amount                                $0.00

Principal Distribution Amount Remaining                                  $866,108.11

A-4 Note Beginning Principal Balance                                 $180,449,000.00
A-4 Noteholders' Principal Carryover Shortfall
(Previous Period)                                                              $0.00
A-4 Noteholders' Share of the Principal Distribution
Amount                                                                         0.00%
A-4 Noteholders' Principal Distributable Amount                                $0.00

Principal Distribution Amount Remaining                                  $866,108.11

B Note Beginning Principal Balance                                    $15,266,422.59
B Noteholders' Principal Carryover Shortfall
(Previous Period)                                                              $0.00
B Noteholders' Share of the Principal Distribution
Amount                                                                         4.00%
B Noteholders' Principal Distributable Amount                            $866,108.11

Principal Distribution Amount Remaining                                        $0.00

Certificate Beginning Principal Balance                               $10,938,000.00
Certificateholders' Principal Carryover Shortfall
(Previous Period)                                                              $0.00
Certificateholders' Share of the Principal Distribution
Amount                                                                         0.00%
Certificateholders' Principal Distributable Amount                             $0.00

Interest Accrued on Class A-1 Notes this period            5.5450%             $0.00
Noteholders' Interest Carryover Shortfall
(Previous Period) applicable to A-1 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount
applicable to A-1 Notes                                                        $0.00

Interest Accrued on Class A-2 Notes this period            5.5920%       $122,704.45
Noteholders' Interest Carryover Shortfall
Previous Period)  applicable to A-2 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount applicable to
A-2 Notes                                                                $122,704.45

Interest Accrued on Class A-3 Notes this period            5.7400%       $697,170.83
Noteholders' Interest Carryover Shortfall
(Previous Period) applicable to A-3 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount applicable to
A-3 Notes                                                                $697,170.83

Interest Accrued on Class A-4 Notes this period            5.8300%       $876,681.39
Noteholders' Interest Carryover Shortfall
(Previous Period) applicable to A-4 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount applicable to
A-4 Notes                                                                $876,681.39

Interest Accrued on Class A-1, A-2, A-3 and A-4
Notes this period                                                      $1,696,556.67
Offered Noteholders' Interest Carryover Shortfall
(Previous Period)                                                              $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Offered Noteholders' Interest Distributable Amount                     $1,696,556.67

Interest Accrued on Class B Notes this period              5.9400%        $75,568.79
Noteholders' Interest Carryover Shortfall (Previous Period)
applicable to B Notes                                                          $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Noteholders' Interest Distributable Amount applicable
to B Notes                                                                $75,568.79

Interest Accrued on Certificates this period               5.9400%        $54,143.10
Certificateholders' Interest Carryover Shortfall (Previous Period)             $0.00
Interest Due (in Arrears) on Above Shortfall                                   $0.00
Certificateholders' Interest Distributable Amount                         $54,143.10

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                    $24,043,800.98

Administration Fee Shortfall (Previous Period)                                 $0.00
Administration Fee Accrued during this Period              $500.00           $166.67
Administration Fee Paid this Period from TDA                                 $166.67
Administration Fee Shortfall                                                   $0.00

Total Distribution Amount Remaining                                   $24,043,634.31

Noteholders' Interest Carryover Shortfall (Previous Period)
applicable to A-1 Notes                                                        $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-1 Notes this period                                $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA        $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-1 Notes                                                        $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-2 Notes                                                                   $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-2 Notes this period                          $122,704.45
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA  $122,704.45
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-2 Notes                                                        $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-3 Notes                                                                   $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-3 Notes this period                          $697,170.83
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA  $697,170.83
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-3 Notes                                                        $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-4 Notes                                                                   $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-4 Notes this period                          $876,681.39
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA  $876,681.39
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-4 Notes                                                        $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)            $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period      $1,696,556.67
Offered Noteholders' Interest Paid this Period from TDA                $1,696,556.67
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)       $0.00

Total A Noteholders' Principal Carryover Shortfall                             $0.00

Total Distribution Amount Remaining                                   $22,347,077.64

Noteholders' Interest Carryover Shortfall (Previous Period)
applicable to B Notes                                                          $0.00
Interest Due (in Arrears) on above Shortfall                                   $0.00
Interest Accrued on B Notes this period                                   $75,568.79
Noteholders' Interest applicable to B Notes Paid this Period from TDA     $75,568.79
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to B Notes                                                          $0.00

Total Distribution Amount Remaining                                   $22,271,508.85

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)               $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                        $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                  $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current
Period)                                                                        $0.00

Total Distribution Amount Remaining                                   $22,271,508.85

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)               $0.00
A-2 Noteholders' Monthly Principal Distributable Amount               $20,786,594.53
A-2 Noteholders' Principal Distributable Amount Paid from TDA         $20,786,594.53
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current
Period)                                                                        $0.00

Total Distribution Amount Remaining                                    $1,484,914.32

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)               $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                        $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                  $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current
Period)                                                                        $0.00

Total Distribution Amount Remaining                                    $1,484,914.32

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)               $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                        $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                  $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current
Period)                                                                        $0.00
Total Distribution Amount Remaining                                    $1,484,914.32

B Noteholders' Principal Carryover Shortfall (Previous Period)                 $0.00
B Noteholders' Monthly Principal Distributable Amount                    $866,108.11
B Noteholders' Principal Distributable Amount Paid from TDA              $866,108.11
Preliminary B Noteholders' Principal Carryover Shortfall (Current
Period)                                                                       $0.00

Total Excess Distribution Amount Remaining                              $618,806.21

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                          $0.00

New Collateral Purchased                                                       $0.00
Deposit to Spread Account                                    2.00%             $0.00
Payment to Seller                                                              $0.00
Payment to Class A-1 after Funding is Complete                                 $0.00

Ending Pre-Funding Account Balance                                             $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                  $0.00

Adjusted Ending Pre-Funding Account Balance                                    $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                       $0.00
Negative Carry                                                             3.209816%
Number of Days Remaining                                                      0 days

Pre-Funded Percentage                                                         0.000%
Negative Carry Withdrawls                                                      $0.00
Cumulative Negative Carry Withdrawls                                   $4,595,626.41
Maximum Negative Carry Amount                                                  $0.00
Required Negative Carry Account Balance                                        $0.00
Interim Ending Negative Carry Account Balance                                  $0.00
Negative Carry Amount Released to Seller                                       $0.00

Ending Negative Carry Account Balance                                          $0.00

6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                      $12,499,977.37
Deposit to Spread Account from Pre-Funding Account                             $0.00
Deposit to Spread Account from Excess Collections over Distributions     $618,806.21

Distribution from Spread Account to Noteholders' Distr. Account                $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
(Current Period) applicable to A-1 No                                          $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
(Current Period) applicable to A-2 No                                          $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
(Current Period) applicable to A-3 No                                          $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
(Current Period) applicable to A-4 No                                          $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall
(Current Period)                                                               $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall
(Current Period)                                                               $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall
(Current Period)                                                               $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall
(Current Period)                                                               $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall
(Current Period) applicable to B Note                                          $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall
(Current Period)                                                               $0.00

Preliminary Spread Account Balance Remaining                          $13,118,783.58

Cumulative Realized Losses since 31-January-98 (Cut-off Date)            $325,494.32
Are Cum. Realized Losses greater than 2.25% of Initial Pool Balance?              NO
12*(Realized Losses during Collection Period + Repos at end of
Collection Period)                                                     $2,958,932.28
Is 12*Realized Losses + Unliq. Repos greater than 1.65% of Beg.
Pool Balance?                                                                     NO
60 day or greater than Delinquent Scheduled Amounts                    $1,687,289.91
Are 60 day or greater than Delinquencies greater than 2.25% of
Ending Pool Balance?                                                              NO
Are any of the three conditions "YES"?                                            NO




     Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

     As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.


     Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
have been charged to the trust was:                                                 $ 360,728.75

  If the monthly servicer reports for the trust were restated, the cumulative loss test would would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                  686,223.07
Are Cumulative Realized Losses greater than 2.25% of the Initial
Pool Balance?                                                                 NO


Preliminary A-1 Note Principal Balance (End of Period)                                     $0.00
Preliminary A-2 Note Principal Balance (End of Period)                             $8,470,547.62
Preliminary A-3 Note Principal Balance (End of Period)                           $145,750,000.00
Preliminary A-4 Note Principal Balance (End of Period)                           $180,449,000.00
Preliminary B Note Principal Balance (End of Period)                              $14,400,314.48
Preliminary Total Principal Balance of Notes  (End of Period)                    $349,069,862.10

Specified Spread Account Balance                                                   12,499,977.37
Lesser of:
(a) 2.00% of the Initial Pool Balance                                      2.00%   12,499,977.37

(b) the Note Balance                                                              349,069,862.10

Preliminary Spread Account Balance Remaining                                      $13,118,783.58
Preliminary Excess Amount in Spread Account                                          $618,806.21
Preliminary Shortfall Amount in Spread Account                                             $0.00
Deposit to Spread Account from Remaing Excess Distribution                                 $0.00

Spread Account Excess                                                                $618,806.21

Ending Spread Account Balance (after distributions)                               $12,499,977.37
Net Change in Spread Account Balance                                                       $0.00

Total Excess Distribution Amount Remaining                                           $618,806.21

Certificateholders' Interest Carryover Shortfall (Previous Period)                         $0.00
Interest Due (in Arrears) on Above Shortfall                                               $0.00
Interest Accrued on Certificates this period                                          $54,143.10
Certificateholders' Interest Paid from Excess Distribution                            $54,143.10
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)              $0.00

Total Excess Distribution Amount Remaining                                           $564,663.11

Certificateholders' Principal Carryover Shortfall (Previous Period)                        $0.00
Certificateholders' Principal Distributable Amount applicable to
current period                                                                             $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and
Floating Rate Excess Distribution                                                          $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)             $0.00

Total Excess Distribution Amount Remaining                                           $564,663.11

Servicing Fee Shortfall (Previous Period)                                                  $0.00
Servicing Fees Accrued during this Period                                  1.00%     $318,050.47
Adjustment to Servicing Fee                                                                $0.00
Adjustment to Excess Distribution Amount Remaining                                         $0.00
Servicing Fees Paid this Period from Excess Distribution                             $318,050.47
Servicing Fee Shortfall                                                                    $0.00

Total Excess Distribution Amount Remaining                                           $246,612.64

7.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-1 Notes                                                                    $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-2 Notes                                                                    $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-3 Notes                                                                    $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-4 Notes                                                                    $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
applicable to B Notes                                                                      $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                         $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                        $0.00

A-1 Note Principal Balance (End of Period)                                                 $0.00
A-2 Note Principal Balance (End of Period)                                         $8,470,547.62
A-3 Note Principal Balance (End of Period)                                       $145,750,000.00
A-4 Note Principal Balance (End of Period)                                       $180,449,000.00
B Note Principal Balance (End of Period)                                          $14,400,314.48
Certificate Principal Balance (End of Period)                                     $10,938,000.00
Total Principal Balance of Notes and Certificates (End of Period)                $360,007,862.10

A-1 Note Pool Factor (End of Period)                              $72,113,000.00       0.0000000
A-2 Note Pool Factor (End of Period)                             $190,750,000.00       0.0444065
A-3 Note Pool Factor (End of Period)                             $145,750,000.00       1.0000000
A-4 Note Pool Factor (End of Period)                             $180,449,000.00       1.0000000
B Note Pool Factor (End of Period)                                $25,000,000.00       0.5760126
Certificate Pool Factor (End of Period)                           $10,938,000.00       1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                 0.5760126

Specified Spread Account Balance (after all distributions and adjustments)        $12,499,977.37


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                             15-Mar-99
(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (b)   A-2 Notes:                                                                 $20,786,594.53
            per $1,000 original principal amount:                                           $108.97

    (c)   A-3 Notes:                                                                          $0.00
            per $1,000 original principal amount:                                             $0.00

    (d)   A-4 Notes:                                                                          $0.00
            per $1,000 original principal amount:                                             $0.00

    (e)   B Notes:                                                                      $866,108.11
            per $1,000 original principal amount:                                            $34.64

    (f)   Total                                                                      $21,652,702.64

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (b)   A-2 Notes:                                                                    $122,704.45
            per $1,000 original principal amount:                                             $0.64

    (c)  A-3 Notes:                                                                     $697,170.83
           per $1,000 original principal amount:                                              $4.78

    (d)  A-4 Notes:                                                                     $876,681.39
           per $1,000 original principal amount:                                              $4.86

    (e)  B Notes:                                                                        $75,568.79
            per $1,000 original principal amount:                                             $3.02

    (f)   Total                                                                       $1,772,125.46

(3) Pool Balance at the end of the related Collection Period                        $360,007,862.10

(4) After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                       $0.00
         (ii)  A-1 Note Pool Factor:                                                      0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                               $8,470,547.62
         (ii)  A-2 Note Pool Factor:                                                      0.0444065

    (c) (i)  outstanding principal amount of A-3 Notes:                             $145,750,000.00
         (ii)  A-3 Note Pool Factor:                                                      1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                             $180,449,000.00
         (ii)  A-4 Note Pool Factor:                                                      1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                $14,400,314.48
         (ii)  B Note Pool Factor:                                                        0.5760126

    (f) (i)  Certificate Balance                                                     $10,938,000.00
         (ii)  Certificate Pool Factor:                                                   1.0000000

(5)  Amount of Servicing Fee:                                                           $318,050.47
         perp$1,0000BeginningaofPCollectionePeriod:                                      1.88991971

(6)  Amount of Administration Fee:                                                          $166.67
         perp$1,0000BeginningaofPCollectionePeriod:                                      0.00099037

(7)  Aggregate Purchase Amounts for Collection Period:                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                            $246,577.69

(9)  Amount in Spread Account:                                                       $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                         NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                       $0.00


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                             15-Mar-99
(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (b)  A-2 Notes:                                                                  $20,786,594.53
           per $1,000 original principal amount:                                            $108.97

    (c)  A-3 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (d)  A-4 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (e)  B Notes:                                                                       $866,108.11
           per $1,000 original principal amount:                                             $34.64

    (f)  Certificates:                                                                        $0.00
           per $1,000 original principal amount:                                              $0.00

    (g)  Total:                                                                      $21,652,702.64

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (b)  A-2 Notes:                                                                     $122,704.45
           per $1,000 original principal amount:                                              $0.64

    (c)  A-3 Notes:                                                                     $697,170.83
           per $1,000 original principal amount:                                              $4.78

    (d)  A-4 Notes:                                                                     $876,681.39
           per $1,000 original principal amount:                                              $4.86

    (e)  B Notes:                                                                        $75,568.79
           per $1,000 original principal amount:                                              $3.02

    (f)  Certificates:                                                                   $54,143.10
           per $1,000 original principal amount:                                              $4.95

    (g)  Total:                                                                       $1,826,268.56

(3)  Pool Balance at end of related Collection Period:                              $360,007,862.10

(4) After giving effect to distributions on this Payment Date:

    (a) (i)   outstanding principal amount of A-1 Notes:                                      $0.00
        (ii)  A-1 Note Pool Factor:                                                       0.0000000

    (b) (i)   outstanding principal amount of A-2 Notes:                              $8,470,547.62
        (ii)  A-2 Note Pool Factor:                                                       0.0444065

    (c) (i)   outstanding principal amount of A-3 Notes:                            $145,750,000.00
        (ii)  A-3 Note Pool Factor:                                                       1.0000000

    (d) (i)   outstanding principal amount of A-4 Notes:                            $180,449,000.00
        (ii)  A-4 Note Pool Factor:                                                       1.0000000

    (e) (i)   outstanding principal amount of B Notes:                               $14,400,314.48
        (ii)  C Note Pool Factor:                                                         0.5760126

    (f) (i)   Certificate Balance                                                    $10,938,000.00
        (ii)  Certificate Pool Factor:                                                    1.0000000

(5)   Amount of Servicing Fee:                                                          $318,050.47
          per $1,000 Beginning of Collection Period:                                      1.8899197

(6)   Amount of Administration Fee:                                                         $166.67
          per $1,000 Beginning of Collection Period:                                      0.0009904

(7)   Aggregate Purchase Amounts for Collection Period:                                       $0.00

(8)   Aggregate amount of Realized Losses for the
          Collection Period:                                                            $246,577.69

(9)   Amount in Spread Account:                                                      $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the        NA
          Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                       $0.00


CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                             15-Mar-99
(1)  Payment of Administration Fee to Administrator:                                        $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                     $1,772,125.46

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                            $21,652,702.64

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                         $54,143.10

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                              $0.00

(6)  Payment of Servicing Fee to Servicer:                                              $318,050.47

(7) Release to Seller from Excess Collections over Distributions                        $246,612.64

Check for Error                                                                            NO ERROR
Sum of Above Distributions                                                           $24,043,800.98
Total Distribution Amount plus Releases to Seller                                    $24,043,800.98


CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                             15-Mar-99
(1)  Total Distribution Amount:                                                      $24,043,800.98

(2)  Administration Fee:                                                                    $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                      $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                       $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                $122,704.45

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                       $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                $697,170.83

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                       $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                $876,681.39

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                      $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                  $75,568.79

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                        $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                             $1,772,125.46
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders             0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                         $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                        $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                       $20,786,594.53

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders            96.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                         $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                               $20,786,594.53

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders             0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                         $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                        $0.00




(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders             0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                         $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                        $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                            $866,108.11

(31) % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to
B Noteholder4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                           $0.00

(33)  B Noteholders' Principal Distributable Amount:                                    $866,108.11

(34)  Noteholders' Principal Distribution Amount:                                    $21,652,702.64

(35)  Noteholders' Distributable Amount:                                             $23,424,828.10


(36)  Deposit to Spread Account (from excess collections):                              $618,806.21

(37)Specified Spread Account Balance (after all distributions and adjustments)
    : $12,499,977.37 The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                            $12,499,977.37


    (b) the Note Balance                                                            $349,069,862.10

(38)  Spread Account Balance over the Specified Spread Account Balance:                 $618,806.21

(39)  Certificateholders' Interest Distributable Amount:                                 $54,143.10

(40)  Certificateholders' Interest Carryover Shortfall:                                       $0.00

(41) % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to
Certificateh0.00%s

(42) Certificateholders' Principal Distributable Amount applicable to current period          $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                      $0.00

(44)  Certificateholders' Principal Distributable Amount:                                     $0.00

(45)  Certificateholders' Distributable Amount:                                          $54,143.10

(46)  Servicing Fee:                                                                    $318,050.47

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions               $246,612.64
    (b) Release of Excess Amount in Negative Carry Account                                    $0.00


(48) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                        $0.00

(49) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                  $381,660,564.74

(50) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                        $0.00
           A-1 Note Pool Factor:                                                          0.0000000

           Outstanding Principal Balance of A-2 Notes:                                $8,470,547.62
           A-2 Note Pool Factor:                                                          0.0444065

           Outstanding Principal Balance of A-3 Notes:                              $145,750,000.00
           A-3 Note Pool Factor:                                                          1.0000000

           Outstanding Principal Balance of A-4 Notes:                              $180,449,000.00
           A-4 Note Pool Factor:                                                          1.0000000

           Outstanding Principal Balance of B Notes:                                 $14,400,314.48
           B Note Pool Factor:                                                            0.5760126

           Outstanding Principal Balance of the Certificates:                        $10,938,000.00
           Certificate Pool Factor:                                                       1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                               $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:            $246,577.69

(53)  Spread Account Balance after giving effect to all distributions:               $12,499,977.37



CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
 $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
  $12,400,000  Deferred Purchase Price
      $100,000  5.990% Asset Backed Certificates due October 17, 2005


                                                                              18-Mar-99
                                                                               04:54 PM
Prepared by  Sally Nelson  (414) 636-5637                              File: us98b1.xls

                                                                ---------------------------------------------------
NPV Data Input Section                                               05-Mar-99           05-Mar-99       05-Mar-99
                                                                ---------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                        Pool 1          Pool 2          Pool 3
Row 0 is total delinquent amount valued without discounting   0       5,576,338.00    1,484,054.65    1,144,767.82
                                                              1      14,297,381.23    1,741,489.00    1,703,753.46
                                                              2      16,735,516.94    1,772,850.21    1,688,187.10
                                                              3      15,301,311.45    1,696,494.61    1,732,745.46
                                                              4      14,864,913.27    1,677,800.03    2,085,604.80
                                                              5       9,453,152.31    1,764,177.69    5,763,392.49
                                                              6       7,832,479.83    1,686,207.55    4,128,493.23
                                                              7       7,370,147.96    1,668,843.44    1,708,961.01
                                                              8       7,808,790.68    1,762,582.83    1,931,649.94
                                                              9       8,846,622.24    1,761,366.97    1,955,666.88
                                                             10      10,438,933.47    1,716,331.07    2,048,784.54
                                                             11       7,832,845.74    1,582,314.14    2,030,588.74
                                                             12       7,361,573.18    1,455,496.25    1,585,022.21
                                                             13      13,922,469.25    1,602,926.66    1,588,656.09
                                                             14      16,215,234.89    1,608,560.69    1,581,568.86
                                                             15      14,709,746.80    1,507,222.80    1,560,971.20
                                                             16      13,988,927.06    1,502,236.04    1,900,342.74
                                                             17       8,714,174.75    1,572,774.12    5,658,025.82
                                                             18       7,045,984.67    1,475,287.31    3,795,947.18
                                                             19       6,514,990.54    1,463,017.89    1,572,631.74
                                                             20       7,076,265.68    1,523,027.52    1,765,584.77
                                                             21       8,064,863.52    1,473,986.89    1,883,655.13
                                                             22       9,353,219.77    1,403,936.17    1,894,610.73
                                                             23       6,828,603.31    1,330,418.42    1,887,285.07
                                                             24       6,660,365.40    1,178,606.00    1,470,313.66
                                                             25      13,057,472.84    1,276,583.08    1,445,174.70
                                                             26      14,993,666.15    1,216,474.38    1,426,858.57
                                                             27      13,207,969.97    1,088,845.02    1,425,221.11
                                                             28      12,224,472.49    1,035,238.49    1,758,133.21
                                                             29       6,977,488.55    1,084,460.55    5,389,935.91
                                                             30       5,289,315.36      987,445.75    3,481,602.50
                                                             31       4,575,252.15      952,471.05    1,258,742.29
                                                             32       5,129,193.29      977,547.81    1,414,696.24
                                                             33       5,821,765.43      973,924.55    1,485,000.47
                                                             34       6,661,290.06      896,424.31    1,544,505.06
                                                             35       4,861,074.73      827,027.68    1,484,092.51
                                                             36       4,532,053.03      700,207.53    1,108,809.18
                                                             37       7,701,147.69      736,482.87    1,111,212.85
                                                             38      10,132,921.43      663,952.97    1,079,413.01
                                                             39       8,590,211.83      566,352.07    1,124,829.10
                                                             40       7,736,155.75      524,608.79    1,333,515.22
                                                             41       3,835,298.76      500,066.23    4,071,701.45
                                                             42       2,276,816.38      436,153.77    2,217,194.12
                                                             43       1,654,493.61      410,360.46      426,302.83
                                                             44       2,067,634.22      382,789.93      560,013.94
                                                             45       2,585,789.17      416,970.86      691,248.25
                                                             46       3,152,323.33      340,068.96      744,889.25
                                                             47       2,014,189.96      294,928.17      640,436.50
                                                             48       1,871,883.02      223,323.17      390,516.35
                                                             49       4,121,086.12      221,178.71      274,343.30
                                                             50       5,911,016.70      213,463.86      291,389.88
                                                             51       4,753,871.04      127,629.69      290,526.61
                                                             52       4,363,709.93       90,794.39      567,186.83
                                                             53       1,460,163.93       43,285.23    2,355,890.61
                                                             54         432,747.86       23,659.78    1,269,311.01
                                                             55         166,380.38       23,659.78       84,132.67
                                                             56         222,691.23       17,246.87      181,648.08
                                                             57         260,696.44       74,475.21      172,073.83
                                                             58         216,665.34        7,755.20      139,820.39
                                                             59          53,028.41        7,755.20       25,908.95
                                                             60          51,053.03        7,755.20        7,965.05
                                                             61         368,358.41        7,755.20        5,002.91
                                                             62         546,641.30       23,865.28        5,002.91
                                                             63         120,237.24            0.00        5,002.91
                                                             64         186,406.23            0.00       89,387.07
                                                             65           1,170.70            0.00       80,572.23
                                                             66           1,170.70            0.00        1,363.14
                                                             67           1,170.70            0.00        1,363.14
                                                             68               0.00            0.00        1,363.14
                                                             69               0.00            0.00        1,363.14
                                                             70               0.00            0.00            0.00
                                                             71               0.00            0.00            0.00
                                                             72               0.00            0.00            0.00
                                                             73               0.00            0.00            0.00
                                                             74               0.00            0.00            0.00

Total Time Balance of Scheduled Cash Flows                          427,002,996.83   57,814,997.00   99,531,873.09
------------------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
 $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
  $12,400,000  Deferred Purchase Price
      $100,000  5.990% Asset Backed Certificates due October 17, 2005

Prepared by  Sally Nelson  (414) 636-5637                                      03/18/99


Scheduled Payment Date                                                                                    15-Mar-99
Actual Payment Date                                                                                       15-Mar-99
Collection Period Begin Date                                                                              06-Feb-99
Collection Period End Date                                                    31-Jul-98                   05-Mar-99

Days in accrual period (30/360)                                                                                  30
Days in accrual period (ACT/360)                                                                                 27

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                          $17,600,957.13

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                   $0.00
    Government obligors                                                                                       $0.00
          Total Warranty Repurchases                                                                          $0.00

Total Collections For The Period                                                                     $17,600,957.13

    Pool Balance (Beg. of Collection Period)                                                        $519,083,941.69
    Pool Balance (End of Collection Period)                                                         $505,103,745.15

Total Receivables Collection                                                                         $17,600,957.13
Negative Carry Withdrawls                                                                                     $0.00
Yield Supplement Withdrawals                                                                                  $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                 $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                       $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                             $116,178.24
Pre-Funding Account Reinvestment Income                                                                       $0.00

    Total Distribution Amount                                                                        $17,717,135.37

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                           $2,541,748.93
    Scheduled Amounts 60 days or more past due                                                        $1,318,266.16
    Net Losses on Liquidated Receivables                                                                $144,665.57
    Number of Loans at Beginning of Period                                                                   19,179
    Number of Loans at End of Period                                                                         18,908
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                  $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                        $0.00

    Pre-Funding Account Reinvestment Income                                                                   $0.00
-------------------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
 $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
  $12,400,000  Deferred Purchase Price
      $100,000  5.990% Asset Backed Certificates due October 17, 2005

Actual Payment Date                                                                                            15-Mar-99
Collection Period Begin Date                                                                                   06-Feb-99
Collection Period End Date                                                                                     05-Mar-99

PART II -- SUMMARY
Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)         $519,083,941.69
    A-1 Note Beginning Principal Balance                                                                  $11,026,584.02
    A-2 Note Beginning Principal Balance                                                                 $200,000,000.00
    A-3 Note Beginning Principal Balance                                                                 $140,000,000.00
    A-4 Note Beginning Principal Balance                                                                 $134,794,000.00
    B Note Beginning Principal Balance                                                                    $20,763,357.67
    Deferred Purchase Price Beginning Principal Balance                                                   $12,400,000.00
    Certificate Beginning Principal Balance                                                                  $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)               $505,103,745.15
    A-1 Note Principal Balance (End of Period)                                                                     $0.00
                                   A-1 Note Pool Factor (End of Period)                                        0.0000000
    A-2 Note Principal Balance (End of Period)                                                           $197,046,387.48
                                   A-2 Note Pool Factor (End of Period)                                        0.9852319
    A-3 Note Principal Balance (End of Period)                                                           $140,000,000.00
                                   A-3 Note Pool Factor (End of Period)                                        1.0000000
    A-4 Note Principal Balance (End of Period)                                                           $134,794,000.00
                                   A-4 Note Pool Factor (End of Period)                                        1.0000000
    B Note Principal Balance (End of Period)                                                              $20,763,357.67
                                   B Note Pool Factor (End of Period)                                          0.8305343
    Deferred Purchase Price Principal Balance (End of Period)                                             $12,400,000.00
                                   Deferred Purchase Price Pool Factor (End of Period)                         1.0000000
    Certificate Principal Balance (end of Period)                                                            $100,000.00
                                   Certificate Pool Factor (endof Period)                                      1.0000000

COLLATERAL VALUE DECLINE                                                                                  $13,980,196.54
    Pool Balance (Beg. of Collection Period)                                                             $519,083,941.69
    Pool Balance (End of Collection Period)                                                              $505,103,745.15

Total Distribution Amount (TDA)                                                                           $17,717,135.37
    Total Collections and Investment Income for the Period                                                $17,717,135.37
    Negative Carry Withdrawls                                                                                      $0.00
    Yield Supplement Withdrawals                                                                                   $0.00

Principal Distribution Amount  (PDA)                                                                      $13,980,196.54

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                   $13,980,196.54
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                       $11,026,584.02
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                        $2,953,612.52
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                $0.00
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                $0.00
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $0.00
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                         $0.00
    Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                            $0.00

Interest Distributable Amount                                                                              $2,505,230.34
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                        $46,373.68
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                       $950,000.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                       $677,833.33
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                       $664,983.73
    Noteholders' Interest Distributable Amount applicable to B Notes                                         $103,643.76
    Deferred Purchase Price Interest Distributable Amount                                                     $61,896.67
    Certificateholders'  Interest Distributable Amount                                                           $499.17

Spread Account
    Beginning Spread Account Balance                                                                      $12,499,916.99
    Deposit to Spread Account from Pre-Funding Account                                                             $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                   $1,293,937.66
    Distribution from Spread Account for Interest / Principal Shortfall                                            $0.00

    Specified Spread Account Balance                                                                      $12,499,916.99
    Ending Spread Account Balance (after distributions)                                                   $12,499,916.99

Credit Enhancement                                                                                                 2.47%
    Spread account % of Ending Pool Balance                                                                        2.47%
    Overcollateralization % of Ending Pool Balance                                                                 0.00%

Scheduled Amounts 30 - 59 days past due                                                                    $2,541,748.93
                                   as % of Ending Pool Balance                                                     0.50%
Scheduled Amounts 60 days or more past due                                                                 $1,318,266.16
                                   as % of Ending Pool Balance                                                     0.26%
Net Losses on Liquidated Receivables                                                                         $144,665.57
                                   as % of Ending Pool Balance                                                     0.03%
  PART III -- SERVICING CALCULATIONS                                                                           15-Mar-99



1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE           Pool 1 (Retail) Cutoff           Pool 1          Pool 2          Pool 3

Wtd. Avg. APR                                                                8.559%           8.559%          8.559%          8.668%
Contract Value (Beg. of Collection Period), by origination pool                      $379,600,944.56  $52,773,949.50  $86,709,047.63
Contract Value  (End of Collection Period), by origination pool     $459,900,298.88  $369,402,448.03  $50,795,399.52  $84,905,897.60
                                                                    ---------------  ---------------  --------------  --------------
Contract Value Decline                                                                $10,198,496.53   $1,978,549.98   $1,803,150.03
                                                                                               2.69%           3.75%           2.08%
Initial Pool Balance                                                                 $624,995,849.39
Pool Balance (End of Collection Period)                                              $505,103,745.15

Collections and Investment Income for the period                                      $17,717,135.37
Negative Carry Withdrawls                                                                      $0.00
Yield Supplement Withdrawals                                                                   $0.00

Total Distribution Amount (TDA)                                                       $17,717,135.37
Principal Distribution Amount  (PDA)                                                  $13,980,196.54

Initial B Percentage                                                                          4.000%
Unscheduled Principal (per pool)                                                               $0.00           $0.00           $0.00
Total Unscheduled Principal                                                                    $0.00

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount                                                         13,980,196.54

A-1 Note Beginning Principal Balance                                                  $11,026,584.02
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                   78.87%
Preliminary A-1 Noteholders' Principal Distributable Amount (including
One-Time Excess Prefund Acct. Pmt.)                                                   $11,026,584.02
One-Time Excess Prefunding Account Payment                                                     $0.00
A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)       $11,026,584.02

Principal Distributable Amount Remaining                                               $2,953,612.52

A-2 Note Beginning Principal Balance                                                 $200,000,000.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                   21.13%
A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)        $2,953,612.52

Principal Distributable Amount Remaining                                                       $0.00

A-3 Note Beginning Principal Balance                                                 $140,000,000.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                    0.00%
A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                $0.00

Principal Distributable Amount Remaining                                                       $0.00

A-4 Note Beginning Principal Balance                                                 $134,794,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                    0.00%
A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                $0.00

Principal Distributable Amount Remaining                                                       $0.00

B Note Beginning Principal Balance                                                    $20,763,357.67
B Noteholders' Principal Carryover Shortfall (Previous Period)                                 $0.00
B Noteholders' Share of the Principal Distribution Amount                                      0.00%
B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                  $0.00

Principal Distributable Amount Remaining                                                       $0.00

Deferred Purchase Price Beginning Principal Balance                                   $12,400,000.00
Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                        $0.00
Deferred Purchase Price Share of the Principal Distribution Amount                             0.00%
Deferred Purchase Price Principal Distributable Amount (including Carryover
Shortfall)                                                                                     $0.00

Certificate Purchase Price Beginning Principal Balance                                   $100,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                            $0.00
Certificateholders' Share of the Principal Distribution Amount                                 0.00%
Certificateholders' Principal Distributable Amount (including Carryover Shortfall)             $0.00

Interest Accrued on Class A-1 Notes this period                              5.6075%      $46,373.68
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-1 Notes                                                                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                        $46,373.68

Interest Accrued on Class A-2 Notes this period                              5.7000%     $950,000.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
A-2 Notes                                                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                       $950,000.00

Interest Accrued on Class A-3 Notes this period                              5.8100%     $677,833.33
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
A-3 Notes                                                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                       $677,833.33

Interest Accrued on Class A-4 Notes this period                              5.9200%     $664,983.73
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-4 Notes                                                                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                       $664,983.73

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                      $2,339,190.74
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                            $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Offered Noteholders' Interest Distributable Amount                                     $2,339,190.74

Interest Accrued on Class B Notes this period                                5.9900%     $103,643.76
Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to B Notes                                                                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                         $103,643.76

Interest Accrued on Deferred Purchase Price this period                      5.9900%      $61,896.67
Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                         $0.00
Interest Due (in Arrears) on Above Shortfall                                                   $0.00
Deferred Purchase Price Interest Distributable Amount                                     $61,896.67

Interest Accrued on Certificates this period                                 5.9900%         $499.17
Certificateholders' Interest Carryover Shortfall (Previous Period)                             $0.00
Interest Due (in Arrears) on Above Shortfall                                                   $0.00
Certificateholders' Interest Distributable Amount                                            $499.17

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                    $17,717,135.37

Administration Fee Shortfall (Previous Period)                                                 $0.00
Administration Fee Accrued during this Period                                $500.00         $166.67
Administration Fee Paid this Period from TDA                                                 $166.67
Administration Fee Shortfall                                                                   $0.00

Total Distribution Amount Remaining                                                   $17,716,968.70

Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-1 Notes                                                                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Interest Accrued on Class A-1 Notes this period                                           $46,373.68
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                   $46,373.68
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-1 Notes                                                                        $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
A-2 Notes                                                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Interest Accrued on Class A-2 Notes this period                                          $950,000.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                  $950,000.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-2 Notes                                                                        $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
A-3 Notes                                                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Interest Accrued on Class A-3 Notes this period                                          $677,833.33
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                  $677,833.33
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-3 Notes                                                                        $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable
to A-4 Notes                                                                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Interest Accrued on Class A-4 Notes this period                                          $664,983.73
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                  $664,983.73
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-4 Notes                                                                        $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                            $0.00
Interest Due (in Arrears) on above Shortfall                                                   $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                      $2,339,190.74
Offered Noteholders' Interest Paid this Period from TDA                                $2,339,190.74
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                       $0.00

Total Distribution Amount Remaining                                                   $15,377,777.96

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
B Notes                                                                                       $0.00
Interest Due (in Arrears) on above Shortfall                                                  $0.00
Interest Accrued on B Notes this period                                                 $103,643.76
Noteholders' Interest applicable to B Notes Paid this Period from TDA                   $103,643.76
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to B Notes                                                                        $0.00

Total Distribution Amount Remaining                                                 $15,274,134.20

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                             $0.00
A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover
Shortfall)                                                                          $11,026,584.02
A-1 Noteholders' Principal Distributable Amount Paid from TDA                       $11,026,584.02
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                  $0.00

Total Distribution Amount Remaining                                                  $4,247,550.18

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                             $0.00
A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover
Shortfall)                                                                           $2,953,612.52
A-2 Noteholders' Principal Distributable Amount Paid from TDA                        $2,953,612.52
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                  $0.00

Total Distribution Amount Remaining                                                  $1,293,937.66


A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                             $0.00
A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover
Shortfall)                                                                                   $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                  $0.00

Total Distribution Amount Remaining                                                  $1,293,937.66

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                             $0.00
A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover
Shortfall)                                                                                   $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                  $0.00

Total Distribution Amount Remaining                                                  $1,293,937.66

B Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
B Noteholders' Monthly Principal Distributable Amount (including Caryover
Shortfall)                                                                                   $0.00
B Noteholders' Principal Distributable Amount Paid from TDA                                  $0.00
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00

Total Excess Distribution Amount Remaining                                           $1,293,937.66

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                        $0.00

New Collateral Purchased                                                                     $0.00
Deposit to Spread Account                                                      2.00%         $0.00
Deposit to Yield Supplement Account                                                          $0.00
                                                                                             -----
Payment to Seller                                                                            $0.00
Payment to Class A-1 after Funding is Complete                                               $0.00

Ending Pre-Funding Account Balance                                                           $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                $0.00

Adjusted Ending Pre-Funding Account Balance                                                  $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                     $0.00
Negative Carry                                                                           3.268374%
Number of Days Remaining                                                                    0 days

Pre-Funded Percentage                                                                       0.000%
Negative Carry Withdrawls                                                                    $0.00
Cumulative Negative Carry Withdrawls                                                   $300,471.65
Maximum Negative Carry Amount                                                                $0.00
Required Negative Carry Account Balance                                                      $0.00
Interim Ending Negative Carry Account Balance                                                $0.00
Negative Carry Amount Released to Seller                                                     $0.00

Ending Negative Carry Account Balance                                                        $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                                           $2,245,332.87
Deposit to Yield Supplement Account from Pre-Funding Account                                 $0.00
Receivables Percentage                                                                     100.00%
Withdrawal of Yield Supplement Amount                                                        $0.00
Maximum Yield Supplement Amount                                                      $2,245,332.87
Required Yield Supplement Amount                                                     $2,245,332.87
Interim Yield Supplement Account Balance                                             $2,245,332.87
Yield Supplement Amount Released to Seller                                                   $0.00

Ending Yield Supplement Account Balance                                              $2,245,332.87

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                    $12,499,916.99
Deposit to Spread Account from Pre-Funding Account                                           $0.00
Deposit to Spread Account from Excess Collections over Distributions                 $1,293,937.66

Distribution from Spread Account to Noteholders' Distr. Account                              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-1 Notes                                                                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-2 Notes                                                                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-3 Notes                                                                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-4 Notes                                                                      $0.00
Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                   $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to B Notes                                                                        $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                   $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)           $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)           $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)           $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)           $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                   $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)             $0.00

Preliminary Spread Account Balance Remaining                                        $13,793,854.65

Cumulative Realized Losses since 31-July-98 (Cut-off Date)                             $144,665.57
Are Cum. Realized Losses greater than 2.25% of Initial Pool Balance?              NO
12*(Realized Losses during Collection Period + Repos at end of
Collection Period)                                                                   $1,735,986.84
Is 12*Realized Losses + Unliq. Repos greater than 1.65% of
Beg. Pool Balance?                                                                NO
60 day or greater than Delinquent Scheduled Amounts                                  $1,318,266.16
Are 60 day or greater than Delinquencies greater than 2.25% of
Ending Pool Balance?                                                              NO
Are any of the three conditions "YES"?                                            NO



Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should have been charged to the trust was $47,514.04

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                          192,179.61
Are Cum. Realized Losses greater than 2.25% of Initial Pool Balance?              NO


Preliminary A-1 Note Principal Balance (End of Period)                                                             $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                   $197,046,387.48
Preliminary A-3 Note Principal Balance (End of Period)                                                   $140,000,000.00
Preliminary A-4 Note Principal Balance (End of Period)                                                   $134,794,000.00
Preliminary B Note Principal Balance (End of Period)                                                      $20,763,357.67
Preliminary Total Principal Balance of Notes (End of Period)                                             $492,603,745.15

Specified Spread Account Balance                                                                           12,499,916.99
Lesser of:
(a) 2.00% of the Initial Pool Balance                                          2.00%                       12,499,916.99

(b) the Note Balance                                                                                      492,603,745.15

Preliminary Spread Account Balance Remaining                                                              $13,793,854.65
Preliminary Excess Amount in Spread Account                                                                $1,293,937.66
Preliminary Shortfall Amount in Spread Account                                                                     $0.00

Deposit to Spread Account from Remaing Excess Distribution                                                         $0.00

Spread Account Excess                                                                                      $1,293,937.66

Ending Spread Account Balance (after distributions)                                                       $12,499,916.99
Net Change in Spread Account Balance                                                                               $0.00

Total Excess Distribution Amount Remaining                                                                 $1,293,937.66

Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                             $0.00
Interest Due (in Arrears) on Above Shortfall                                                                       $0.00
Interest Accrued on Deferred Purchase Price this period                                                       $61,896.67
Deferred Purchase Price Interest Paid from Excess Distribution                                                $61,896.67
Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                  $0.00

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                 $0.00
Interest Due (in Arrears) on Above Shortfall                                                                       $0.00
Interest Accrued on Certificates this period                                                                     $499.17
Certificateholders' Interest Paid from Excess Distribution                                                       $499.17
Certificateholders' Interest Carryover Shortfall (Current Period)                                                  $0.00

Total Excess Distribution Amount Remaining                                                                 $1,231,541.82

Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                            $0.00
Deferred Purchase Price Principal Distributable Amount current period (including
Carryover Shortfall)                                                                                               $0.00
Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating
Rate Excess Distrbution                                                                                            $0.00
Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                 $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
Certificateholders' Principal Distributable Amount current period (including
Carryover Shortfall)                                                                                               $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating
Rate Excess Distrbution                                                                                            $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                     $0.00

Total Excess Distribution Amount Remaining                                                                 $1,231,541.82

Servicing Fee Shortfall (Previous Period)                                                                          $0.00
Servicing Fees Accrued during this Period                                      1.00%                         $432,569.95
Adjustment to Servicing Fee                                                                                        $0.00
Adjustment to Excess Distribution Amount Remaining                                                                 $0.00
Servicing Fees Paid this Period from Excess Distribution                                                     $432,569.95
Servicing Fee Shortfall                                                                                            $0.00

Total Excess Distribution Amount Remaining                                                                   $798,971.87

8.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                 $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                 $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                 $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                 $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                   $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                             $0.00
Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                            $0.00
Certificateholders' Interest Carryover Shortfall  (Current Period)                                                 $0.00
Certificateholders' Principal Carryover Shortfall  (Current Period)                                                $0.00
A-1 Note Principal Balance (End of Period)                                                                         $0.00
A-2 Note Principal Balance (End of Period)                                                               $197,046,387.48

A-3 Note Principal Balance (End of Period)                                                               $140,000,000.00
A-4 Note Principal Balance (End of Period)                                                               $134,794,000.00
B Note Principal Balance (End of Period)                                                                  $20,763,357.67
Deferred Purchase Price Principal Balance (End of Period)                                                 $12,400,000.00
Certificate Principal Balance (end of Period)                                                                $100,000.00
Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)               $505,103,745.15

A-1 Note Pool Factor (End of Period)                                 $112,706,000.00                           0.0000000
A-2 Note Pool Factor (End of Period)                                 $200,000,000.00                           0.9852319
A-3 Note Pool Factor (End of Period)                                 $140,000,000.00                           1.0000000
A-4 Note Pool Factor (End of Period)                                 $134,794,000.00                           1.0000000
B Note Pool Factor (End of Period)                                    $25,000,000.00                           0.8305343
Deferred Purchase Price Pool Factor (End of Period)                   $12,400,000.00                           1.0000000
Certificate Pool Factor (endof Period)                                   $100,000.00                           1.0000000
Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                0.8081660

Specified Spread Account Balance (after all distributions and adjustments)                                $12,499,916.99

Yield Supplement Account Balance (after alldistributions and adjustment):                                  $2,245,332.87

------------------------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
 $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
  $12,400,000  Deferred Purchase Price
      $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                 15-Mar-99

(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                      $11,026,584.02
           per $1,000 original principal amount:                                                 $97.83

    (b)   A-2 Notes:                                                                      $2,953,612.52
            per $1,000 original principal amount:                                                $14.77

    (c)   A-3 Notes:                                                                              $0.00
            per $1,000 original principal amount:                                                 $0.00

    (d)   A-4 Notes:                                                                              $0.00
            per $1,000 original principal amount:                                                 $0.00

    (e)   B Notes:                                                                                $0.00
            per $1,000 original principal amount:                                                 $0.00

    (f)   Total                                                                          $13,980,196.54

(2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                          $46,373.68
           per $1,000 original principal amount:                                                  $0.41

    (b)   A-2 Notes:                                                                        $950,000.00
            per $1,000 original principal amount:                                                 $4.75

    (c)  A-3 Notes:                                                                         $677,833.33
           per $1,000 original principal amount:                                                  $4.84

    (d)  A-4 Notes:                                                                         $664,983.73
           per $1,000 original principal amount:                                                  $4.93

    (e)  B Notes:                                                                           $103,643.76
            per $1,000 original principal amount:                                                 $4.15

    (f)   Total                                                                           $2,442,834.50

(3) Pool Balance at the end of the related Collection Period                            $505,103,745.15

(4) After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                           $0.00
         (ii)  A-1 Note Pool Factor:                                                          0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                 $197,046,387.48
         (ii)  A-2 Note Pool Factor:                                                          0.9852319

    (c) (i)  outstanding principal amount of A-3 Notes:                                 $140,000,000.00
         (ii)  A-3 Note Pool Factor:                                                          1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                 $134,794,000.00
         (ii)  A-4 Note Pool Factor:                                                          1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                    $20,763,357.67
         (ii)  B Note Pool Factor:                                                            0.8305343

    (f) (i)  Deferred Purchase Price Balance                                             $12,400,000.00
         (ii)  Deferred Purchase Price Pool Factor:                                           1.0000000

    (g) (i)  Certificate Balance                                                            $100,000.00
         (ii)  Certificate Pool Factor:                                                      1.00000000

(5)  Amount of Servicing Fee:                                                               $432,569.95
         per $1,000 Beginning of Collection Period:                                          1.13953866

(6)  Amount of Administration Fee:                                                              $166.67
         per $1,000 Beginning of Collection Period:                                          0.00043906

(7)  Aggregate Purchase Amounts for Collection Period:                                            $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                $144,665.57

(9)  Amount in Spread Account:                                                           $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                              $0.00

(11)  For the Final payment date with respect to the Funding Period, the                             NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                           $0.00

(13)  Amount in Yield Supplement Account:                                                 $2,245,332.87
--------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
 $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
  $12,400,000  Deferred Purchase Price
      $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                 15-Mar-99

(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                      $11,026,584.02
           per $1,000 original principal amount:                                                 $97.83

    (b)  A-2 Notes:                                                                       $2,953,612.52
           per $1,000 original principal amount:                                                 $14.77

    (c)  A-3 Notes:                                                                               $0.00
           per $1,000 original principal amount:                                                  $0.00

    (d)  A-4 Notes:                                                                               $0.00
           per $1,000 original principal amount:                                                  $0.00

    (e)  B Notes:                                                                                 $0.00
           per $1,000 original principal amount:                                                  $0.00

    (f)  Deferred Purchase Price:                                                                 $0.00
           per $1,000 original principal amount:                                                  $0.00

    (g)  Certificates:                                                                             0.00
           per $1,000 original principal amount:                                                  $0.00

    (h)  Total:                                                                          $13,980,196.54

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                          $46,373.68
           per $1,000 original principal amount:                                                  $0.41

    (b)  A-2 Notes:                                                                         $950,000.00
           per $1,000 original principal amount:                                                  $4.75

    (c)  A-3 Notes:                                                                         $677,833.33
           per $1,000 original principal amount:                                                  $4.84

    (d)  A-4 Notes:                                                                         $664,983.73
           per $1,000 original principal amount:                                                  $4.93

    (e)  B Notes:                                                                           $103,643.76
           per $1,000 original principal amount:                                                  $4.15

    (f)  Deferred Purchase Price:                                                            $61,896.67
           per $1,000 original principal amount:                                                  $4.99

    (g)  Certificates:                                                                          $499.17
           per $1,000 original principal amount:                                                  $4.99

    (h)  Total:                                                                           $2,505,230.34

(3)  Pool Balance at end of related Collection Period:                                  $505,103,745.15

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                           $0.00
         (ii)  A-1 Note Pool Factor:                                                          0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                 $197,046,387.48
         (ii)  A-2 Note Pool Factor:                                                          0.9852319

    (c) (i)  outstanding principal amount of A-3 Notes:                                 $140,000,000.00
         (ii)  A-3 Note Pool Factor:                                                          1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                 $134,794,000.00
         (ii)  A-4 Note Pool Factor:                                                          1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                    $20,763,357.67
         (ii)  C Note Pool Factor:                                                            0.8305343

    (f) (i)  Deferred Purchase Price Balance                                             $12,400,000.00
         (ii)  Certificate Pool Factor:                                                       1.0000000

    (g) (i)  Certificate Balance                                                             100,000.00
         (ii)  Certificate Pool Factor:                                                       1.0000000

(5)  Amount of Servicing Fee:                                                               $432,569.95
         per $1,000 Beginning of Collection Period:                                           1.1395387

(6)  Amount of Administration Fee:                                                              $166.67
         per $1,000 Beginning of Collection Period:                                           0.0004391

(7)  Aggregate Purchase Amounts for Collection Period:                                            $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                $144,665.57

(9)  Amount in Spread Account:                                                           $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                              $0.00

(11)  For the Final payment date with respect to the Funding Period, the                             NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                           $0.00

(13)  Amount in Yield Supplement Account:                                                 $2,245,332.87

-------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1998-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE


$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
 $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
  $12,400,000  Deferred Purchase Price
      $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                 15-Mar-99

(1)  Payment of Administration Fee to Administrator:                                            $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                         $2,442,834.50

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                $13,980,196.54

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                         $61,896.67

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                              $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                $499.17

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                  $0.00

(8)  Payment of Servicing Fee to Servicer:                                                  $432,569.95

(9) Release to Seller from Excess Collections over Distributions                            $798,971.87

Check for Error                                                                             NO ERROR
Sum of Above Distributions                                                               $17,717,135.37
Total Distribution Amount plus Releases to Seller                                        $17,717,135.37

-------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
 $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
  $12,400,000  Deferred Purchase Price
      $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                 15-Mar-99

(1)  Total Distribution Amount:                                                          $17,717,135.37

(2)  Administration Fee:                                                                        $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                     $46,373.68

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                           $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                    $950,000.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                           $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                    $677,833.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                           $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                    $664,983.73

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                          $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                     $103,643.76

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                            $0.00


(13)  Offered Noteholders' Interest Distributable Amount'                                 $2,442,834.50
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                           $11,026,584.02

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                78.87%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                             $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                   $11,026,584.02

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                            $2,953,612.52

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                21.13%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                             $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                    $2,953,612.52

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                    $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                 0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                             $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                            $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                    $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                 0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                             $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                            $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                      $0.00

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable
      to B Noteholders                                                                            0.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                               $0.00

(33)  B Noteholders' Principal Distributable Amount:                                              $0.00

(34)  Noteholders' Principal Distribution Amount:                                        $13,980,196.54

(35)  Noteholders' Distributable Amount:                                                 $16,423,031.04


(36)  Deposit to Spread Account (from excess collections):                                $1,293,937.66

(37)  Specified Spread Account Balance (after all distributions and adjustments):        $12,499,916.99
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                $12,499,916.99

    (b) the Note Balance                                                                $492,603,745.15

(38)  Spread Account Balance over the Specified Spread Account Balance:                   $1,293,937.66

(39)  Deffered Purchase Price Interest Distribution Amount:                                  $61,896.67

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                       $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable
to Deffered Purchase Price                                                                        0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to
current period                                                                                    $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                      $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                      $0.00

(45)  Deffered Purchase Price Distribution Amount:                                           $61,896.67

(39)  Certificateholders' Interest Distribution Amount:                                         $499.17

(40)  Certificateholders' Interest Carryover Shortfall:                                           $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable
to Certificates                                                                                   0.00%

(42) Certificates Principal Distributable Amount applicable to current period                     $0.00

(43)  Certificates Principal Carryover Shortfall:                                                 $0.00

(44)  Certificates Principal Distribution Amount:                                                 $0.00

(45)  Certificates Distribution Amount:                                                         $499.17

(46)  Servicing Fee:                                                                        $432,569.95

-------------------------------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
 $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
  $12,400,000  Deferred Purchase Price
      $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                 00-Jan-00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                   $798,971.87
    (b) Release of Excess Amount in Negative Carry Account                                        $0.00
    (b) Release of Excess Amount in Yield Supplement Account                                      $0.00


(48) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                            $0.00

(49) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                      $519,083,941.69

(50) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                            $0.00
           A-1 Note Pool Factor:                                                              0.0000000

           Outstanding Principal Balance of A-2 Notes:                                  $197,046,387.48
           A-2 Note Pool Factor:                                                              0.9852319

           Outstanding Principal Balance of A-3 Notes:                                  $140,000,000.00
           A-3 Note Pool Factor:                                                              1.0000000

           Outstanding Principal Balance of A-4 Notes:                                  $134,794,000.00
           A-4 Note Pool Factor:                                                              1.0000000

           Outstanding Principal Balance of B Notes:                                     $20,763,357.67
           B Note Pool Factor:                                                                0.8305343

           Outstanding Principal Balance of the Deferred Purchase Price:                 $12,400,000.00
           Deferred Purchase Price Pool Factor:                                               1.0000000

           Outstanding Principal Balance of the Certificates:                                100,000.00
           Certificate Pool Factor:                                                           1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                   $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                $144,665.57

(53)  Spread Account Balance after giving effect to all distributions:                   $12,499,916.99


CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

                                                                       18-Mar-99
                                                                        10:43 PM
Prepared by  Sally Nelson  (414) 636-5637                      File: us98-c3.xls

                                                                  ------------------------------------------------------------------
NPV Data Input Section                                              05-Mar-99             05-Mar-99       05-Mar-99      05-Mar-99
                                                                  ------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                         Pool 1          Pool 2          Pool 3         Pool 4
Row 0 is total delinquent amount valued without discounting       0    3,296,307.89    2,581,540.99      858,459.16     122,962.43
                                                                  1    5,324,587.99    3,793,952.90    1,722,318.70     194,408.16
                                                                  2    4,756,056.44    2,926,958.72    1,916,597.09     247,371.62
                                                                  3    4,534,449.10    2,459,633.70    1,865,804.94     176,419.34
                                                                  4    6,893,752.72    1,889,935.78    1,828,101.28     302,869.15
                                                                  5    7,169,799.12    2,500,610.16    2,073,504.49     213,501.23
                                                                  6   20,553,806.25    2,968,914.44    3,539,021.70   1,085,365.69
                                                                  7   16,658,814.86    2,297,180.15    2,270,585.39     215,817.91
                                                                  8   13,585,063.86    3,257,435.47   12,697,928.85   1,286,836.78
                                                                  9    7,349,315.79    2,969,360.36    8,504,947.86   6,841,107.67
                                                                 10    6,853,883.87    5,191,768.05    2,735,246.49   2,142,220.37
                                                                 11    4,302,594.03    2,468,862.82    1,871,995.40     493,839.77
                                                                 12    4,463,863.29    2,891,647.55    1,678,101.27     263,858.35
                                                                 13    4,424,799.34    4,625,979.55    1,651,870.81     234,813.48
                                                                 14    4,114,833.58    3,490,411.17    1,890,976.74     254,865.90
                                                                 15    4,083,977.29    2,856,783.45    1,799,393.42     184,442.51
                                                                 16    4,584,294.10    2,577,182.91    1,760,808.32     332,859.70
                                                                 17    5,486,843.78    2,862,938.82    1,959,202.37     188,103.70
                                                                 18   17,478,541.75    3,220,631.51    3,191,283.80     890,652.68
                                                                 19   13,696,342.32    2,768,146.71    2,189,730.69     209,569.98
                                                                 20    9,510,667.77    2,804,989.46   12,548,234.02   1,334,251.35
                                                                 21    5,505,051.65    3,174,187.23    8,422,401.15   6,784,772.69
                                                                 22    6,175,298.39    4,624,981.88    2,481,822.23   2,123,170.71
                                                                 23    3,886,954.63    2,445,455.10    1,772,751.52     493,033.90
                                                                 24    3,994,444.83    3,012,516.41    1,586,916.00     263,052.48
                                                                 25    4,037,522.93    3,381,189.69    1,548,367.69     234,007.61
                                                                 26    3,755,464.36    3,316,730.66    1,758,605.59     254,060.03
                                                                 27    3,654,456.22    2,374,876.33    1,655,620.74     181,287.97
                                                                 28    4,169,591.42    1,524,084.06    1,639,045.44     332,053.83
                                                                 29    4,980,609.19    1,884,316.20    1,841,031.77     187,297.83
                                                                 30   16,312,657.04    2,336,364.00    2,909,892.01     879,503.18
                                                                 31   12,811,334.16    1,994,456.69    1,905,615.54     208,764.11
                                                                 32    8,501,271.17    1,942,922.43   12,210,218.33   1,296,371.66
                                                                 33    4,678,157.38    1,694,973.97    8,032,217.96   6,716,239.27
                                                                 34    5,258,089.26    2,114,093.08    2,092,706.02   2,048,604.99
                                                                 35    3,129,570.22    1,547,467.97    1,446,427.33     475,033.71
                                                                 36    3,047,133.09    1,845,443.24    1,237,148.79     221,019.47
                                                                 37    2,987,703.07    1,864,607.96    1,183,258.61     195,508.25
                                                                 38    2,786,622.26    2,011,970.95    1,337,416.61     240,539.65
                                                                 39    2,824,443.13    1,981,810.07    1,305,348.96     167,767.59
                                                                 40    3,204,830.68    1,224,469.73    1,255,908.95     305,157.09
                                                                 41    3,841,793.23    1,365,058.19    1,500,699.56     169,501.28
                                                                 42   13,374,904.51    1,032,964.15    2,292,301.95     801,502.51
                                                                 43    9,253,454.28    1,004,200.82    1,507,146.62     188,803.02
                                                                 44    5,726,569.36    1,069,766.96   10,264,124.44   1,260,239.40
                                                                 45    2,727,804.15    1,023,588.42    6,614,410.76   6,523,446.64
                                                                 46    3,185,684.56    1,254,238.87    1,349,388.87   1,908,405.06
                                                                 47    1,450,177.05      914,005.51      883,013.19     412,057.57
                                                                 48    1,395,581.65      721,515.62      626,323.52     135,248.34
                                                                 49    1,235,068.51      925,797.51      522,649.52     127,477.82
                                                                 50    1,045,838.15    1,324,103.80      609,939.82     181,695.99
                                                                 51    1,105,951.02    1,090,680.45      630,923.49      86,053.68
                                                                 52    1,442,659.44      211,746.72      576,650.39     242,953.90
                                                                 53    2,236,158.21       69,253.40      790,964.64     112,142.96
                                                                 54    9,873,126.24      292,395.47    1,460,203.02     584,507.21
                                                                 55    6,255,944.92       70,365.29      824,131.76     129,660.95
                                                                 56    3,527,636.10       78,963.44    7,949,501.49   1,129,125.34
                                                                 57    1,173,808.67       95,881.44    5,225,556.22   6,183,274.12
                                                                 58    1,214,534.74        7,213.44      888,753.14   1,649,479.48
                                                                 59      218,257.18       19,217.85      493,526.14     282,761.68
                                                                 60      159,593.66        9,491.94      133,663.39      69,159.38
                                                                 61       87,181.92       90,113.94       86,467.40      74,593.28
                                                                 62       19,329.86       23,623.29       62,876.24      61,103.02
                                                                 63       20,461.57       30,510.00       54,421.19      13,216.03
                                                                 64      131,272.96            0.00       18,685.45      26,734.25
                                                                 65       78,720.51            0.00       34,303.02       3,901.29
                                                                 66      532,911.38            0.00      188,886.79     100,576.33
                                                                 67      350,530.64            0.00      282,682.00       7,846.17
                                                                 68            0.00            0.00      446,019.00     540,063.48
                                                                 69            0.00            0.00            0.00     175,873.46
                                                                 70            0.00            0.00            0.00           0.00
                                                                 71            0.00            0.00            0.00           0.00
                                                                 72            0.00            0.00            0.00           0.00
                                                                 73            0.00            0.00            0.00           0.00
                                                                 74            0.00            0.00            0.00           0.00

Total Time Balance of Scheduled Cash Flows                           346,488,754.69  122,426,478.84  174,495,047.05  64,004,787.43

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
       $100,000  6.20% Asset Backed Certificates


                                                Settle Date                   18-Nov-98
Prepared by  Sally Nelson  (414) 636-5637                                      03/18/99
Scheduled Payment Date                                                                                 15-Mar-99
Actual Payment Date                                                                                    15-Mar-99
Collection Period Begin Date                                                                           06-Feb-99
Collection Period End Date                                                    31-Oct-98                05-Mar-99
Days in accrual period (30/360)                                                                               30
Days in accrual period (ACT/360)                                                                              27

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                       $14,700,040.09

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
    Government obligors                                                                                    $0.00
          Total Warranty Repurchases                                                                       $0.00

Total Collections For The Period                                                                  $14,700,040.09

    Pool Balance (Beg. of Collection Period)                                                     $604,827,166.32
    Pool Balance (End of Collection Period)                                                      $594,411,006.66

Total Receivables Collection                                                                      $14,700,040.09
Negative Carry Withdrawls                                                                                  $0.00
Yield Supplement Withdrawals                                                                               $0.00
Spread Account Withdrawals to Pay NoteHolders                                                              $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                    $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                           $95,820.14
Pre-Funding Account Reinvestment Income                                                                    $0.00

    Total Distribution Amount                                                                     $14,795,860.23

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                        $1,915,186.02
    Scheduled Amounts 60 days or more past due                                                       $477,098.96
    Net Losses on Liquidated Receivables                                                                   $0.00
    Number of Loans at Beginning of Period                                                                17,101
    Number of Loans at End of Period                                                                      16,861
    Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00

    Pre-Funding Account Reinvestment Income                                                                $0.00

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
       $100,000  6.20% Asset Backed Certificates


Actual Payment Date                                                                                    15-Mar-99
Collection Period Begin Date                                                                           06-Feb-99
Collection Period End Date                                                                             05-Mar-99

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period  $604,816,378.60
    A-1 Note Beginning Principal Balance                                                          $43,587,952.37
    A-2 Note Beginning Principal Balance                                                         $250,000,000.00
    A-3 Note Beginning Principal Balance                                                         $110,000,000.00
    A-4 Note Beginning Principal Balance                                                         $148,350,000.00
    B Note Beginning Principal Balance                                                            $31,753,426.23
    Deferred Purchase Price Beginning Principal Balance                                           $21,025,000.00
    Certificate Beginning Principal Balance                                                          $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)       $594,400,218.94
    A-1 Note Principal Balance (End of Period)                                                    $33,438,842.79
                                     A-1 Note Pool Factor (End of Period)                              0.3870236
    A-2 Note Principal Balance (End of Period)                                                   $250,000,000.00
                                     A-2 Note Pool Factor (End of Period)                              1.0000000
    A-3 Note Principal Balance (End of Period)                                                   $110,000,000.00
                                     A-3 Note Pool Factor (End of Period)                              1.0000000
    A-4 Note Principal Balance (End of Period)                                                   $148,350,000.00
                                     A-4 Note Pool Factor (End of Period)                              1.0000000
    B Note Principal Balance (End of Period)                                                      $31,486,376.15
                                     B Note Pool Factor (End of Period)                                0.9226777
    Deferred Purchase Price Principal Balance (End of Period)                                     $21,025,000.00
                                     Deferred Purchase Price Pool Factor (End of Period)               1.0000000
    Certificate Principal Balance (end of Period)                                                    $100,000.00
                                     Certificate Pool Factor (endof Period)                            1.0000000

Collateral Value Decline                                                                          $10,416,159.66
    Pool Balance (Beg. of Collection Period)                                                     $604,827,166.32
    Pool Balance (End of Collection Period)                                                      $594,411,006.66

Total Distribution Amount (TDA)                                                                   $14,795,860.23
    Total Collections and Investment Income for the Period                                        $14,795,860.23
    Negative Carry Withdrawls                                                                              $0.00
    Yield Supplement Withdrawals                                                                           $0.00

Principal Distribution Amount  (PDA)                                                              $10,416,159.66

Principal Allocation to Notes, Deferred Purchase Price and Certificates                           $10,416,159.66
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)               $10,149,109.58
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                        $0.00
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                        $0.00
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                        $0.00
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                    $267,050.08
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                 $0.00
    Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                    $0.00

Interest Distributable Amount                                                                      $2,793,676.49
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                               $177,185.03
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                             $1,143,750.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                               $506,000.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                               $693,536.25
    Noteholders' Interest Distributable Amount applicable to B Notes                                 $164,059.37
    Deferred Purchase Price Interest Distributable Amount                                            $108,629.17
    Certificateholders'  Interest Distributable Amount                                                   $516.67

Spread Account
    Beginning Spread Account Balance                                                              $13,000,215.75
    Deposit to Spread Account from Pre-Funding Account                                                     $0.00
    Deposit to Spread Account from Excess Collections over Distributions                           $1,695,003.25
    Distribution from Spread Account for Interest / Principal Shortfall                                    $0.00

    Specified Spread Account Balance                                                              $13,000,215.75
    Ending Spread Account Balance (after distributions)                                           $13,000,215.75

Credit Enhancement                                                                                         2.19%
    Spread account % of Ending Pool Balance                                                                2.19%
    Overcollateralization % of Ending Pool Balance                                                         0.00%

Scheduled Amounts 30 - 59 days past due                                                            $1,915,186.02
                                     as % of Ending Pool Balance                                           0.32%
Scheduled Amounts 60 days or more past due                                                           $477,098.96
                                     as % of Ending Pool Balance                                           0.08%
Net Losses on Liquidated Receivables                                                                       $0.00
                                     as % of Ending Pool Balance                                           0.00%
    PART III -- SERVICING CALCULATIONS                                                                 15-Mar-99



1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                            Pool 1 (Retail) Cutoff         Pool 1

Wtd. Avg. APR                                                                                           8.689%               8.689%
Contract Value (Beg. of Collection Period), by origination pool                                                     $298,820,684.89
Contract Value  (End of Collection Period), by origination pool                                $327,736,982.68      $292,798,055.66
                                                                                               ---------------      ---------------
Contract Value Decline                                                                                                $6,022,629.23
                                                                                                                              2.02%
Initial Pool Balance                                                                                                $957,438,668.02
Pool Balance (End of Collection Period)                                                                             $594,411,006.66

Collections and Investment Income for the period                                                                     $14,795,860.23
Negative Carry Withdrawls                                                                                                     $0.00
Yield Supplement Withdrawals                                                                                                  $0.00

Total Distribution Amount (TDA)                                                                                      $14,795,860.23
Principal Distribution Amount  (PDA)                                                                                 $10,416,159.66

Initial B Percentage                                                                                                         5.250%
Unscheduled Principal (per pool)                                                                                              $0.00
Total Unscheduled Principal                                                                                             $267,050.08


1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                           Pool 2              Pool 3              Pool 4

Wtd. Avg. APR                                                                8.689%              8.577%              8.504%
Contract Value (Beg. of Collection Period), by origination pool     $108,357,869.42     $145,753,165.81      $51,895,446.20
Contract Value  (End of Collection Period), by origination pool     $105,643,587.66     $144,425,126.67      $51,544,236.67
                                                                    ---------------     ---------------      --------------
Contract Value Decline                                                $2,714,281.76       $1,328,039.14         $351,209.53
                                                                              2.50%               0.91%               0.68%
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls
Yield Supplement Withdrawals

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                              $0.00               $0.00         $267,050.08
Total Unscheduled Principal


2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount                                                                                        10,416,159.66

A-1 Note Beginning Principal Balance                                                                                 $43,587,952.37
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                                  97.44%
Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)           $10,149,109.58
One-Time Excess Prefunding Account Payment                                                                                    $0.00
A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $10,149,109.58

Principal Distributable Amount Remaining                                                                                $267,050.08

A-2 Note Beginning Principal Balance                                                                                $250,000,000.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                                   0.00%
A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                               $0.00

Principal Distributable Amount Remaining                                                                                $267,050.08

A-3 Note Beginning Principal Balance                                                                                $110,000,000.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                                   0.00%
A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                               $0.00

Principal Distributable Amount Remaining                                                                                $267,050.08

A-4 Note Beginning Principal Balance                                                                                $148,350,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                                                   0.00%
A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                               $0.00

Principal Distributable Amount Remaining                                                                                $267,050.08

B Note Beginning Principal Balance                                                                                   $31,753,426.23
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                                $0.00
B Noteholders' Share of the Principal Distribution Amount                                                                     2.56%
B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $267,050.08

Principal Distributable Amount Remaining                                                                                      $0.00

Deferred Purchase Price Beginning Principal Balance                                                                  $21,025,000.00
Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                       $0.00
Deferred Purchase Price Share of the Principal Distribution Amount                                                            0.00%
Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                        $0.00

Certificate Purchase Price Beginning Principal Balance                                                                  $100,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
Certificateholders' Share of the Principal Distribution Amount                                                                0.00%
Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00

Interest Accrued on Class A-1 Notes this period                              5.4200%                                     $177,185.03
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                       $177,185.03

Interest Accrued on Class A-2 Notes this period                              5.4900%                                   $1,143,750.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                     $1,143,750.00

Interest Accrued on Class A-3 Notes this period                              5.5200%                                     $506,000.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                       $506,000.00

Interest Accrued on Class A-4 Notes this period                              5.6100%                                     $693,536.25
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                       $693,536.25

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                      $2,520,471.28
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Offered Noteholders' Interest Distributable Amount                                                                     $2,520,471.28

Interest Accrued on Class B Notes this period                                6.2000%                                     $164,059.37
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                              $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                         $164,059.37

Interest Accrued on Deferred Purchase Price this period                      6.2000%                                     $108,629.17
Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                         $0.00
Interest Due (in Arrears) on Above Shortfall                                                                                  $0.00
Deferred Purchase Price Interest Distributable Amount                                                                   $108,629.17

Interest Accrued on Certificates this period                                 6.2000%                                        $516.67
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                            $0.00
Interest Due (in Arrears) on Above Shortfall                                                                                  $0.00
Certificateholders' Interest Distributable Amount                                                                           $516.67

3.  Allocation of Distribution Amounts

a. Total Distribution Amount (TDA)                                                                                   $14,795,860.23

Administration Fee Shortfall (Previous Period)                                                                                $0.00
Administration Fee Accrued during this Period                                $500.00                                        $166.67
Administration Fee Paid this Period from TDA                                                                                $166.67
Administration Fee Shortfall                                                                                                  $0.00

Total Distribution Amount Remaining                                                                                  $14,795,693.56

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-1 Notes this period                                                                         $177,185.03
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                 $177,185.03
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-2 Notes this period                                                                       $1,143,750.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                               $1,143,750.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-3 Notes this period                                                                         $506,000.00
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                                 $506,000.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-4 Notes this period                                                                         $693,536.25
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                                 $693,536.25
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                     $2,520,471.28
Offered Noteholders' Interest Paid this Period from TDA                                                               $2,520,471.28
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                      $0.00

Total Distribution Amount Remaining                                                                                  $12,275,222.28

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on B Notes this period                                                                                 $164,059.37
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                   $164,059.37
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                  $0.00

Total Distribution Amount Remaining                                                                                  $12,111,162.91

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                               $10,149,109.58
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                        $10,149,109.58
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                   $1,962,053.33

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                        $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                                 $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                   $1,962,053.33

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                        $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                                 $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                   $1,962,053.33

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                        $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                                 $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                   $1,962,053.33

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                                $0.00
B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                    $267,050.08
B Noteholders' Principal Distributable Amount Paid from TDA                                                             $267,050.08
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                     $0.00

Total Excess Distribution Amount Remaining                                                                            $1,695,003.25

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                                         $0.00

New Collateral Purchased                                                                                                      $0.00
Deposit to Spread Account                                                      2.00%                                          $0.00
Deposit to Yield Supplement Account                                                                                           $0.00
Payment to Seller                                                                                                             $0.00
Payment to Class A-1 after Funding is Complete                                                                                $0.00

Ending Pre-Funding Account Balance                                                                                            $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                                                 $0.00

Adjusted Ending Pre-Funding Account Balance                                                                                   $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                                      $0.00
Negative Carry                                                                                                            3.052000%
Number of Days Remaining                                                                                                    60 days

Pre-Funded Percentage                                                                                                        0.000%
Negative Carry Withdrawls                                                                                                     $0.00
Cumulative Negative Carry Withdrawls                                                                                    $593,232.45
Maximum Negative Carry Amount                                                                                                 $0.00
Required Negative Carry Account Balance                                                                                       $0.00
Interim Ending Negative Carry Account Balance                                                                                 $0.00
Negative Carry Amount Released to Seller                                                                                      $0.00

Ending Negative Carry Account Balance                                                                                         $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                                                                              $513,057.49
Deposit to Yield Supplement Account from Pre-Funding Account                                                                  $0.00
Receivables Percentage                                                                                                      100.00%
Withdrawal of Yield Supplement Amount                                                                                         $0.00
Maximum Yield Supplement Amount                                                                                         $513,057.49
Required Yield Supplement Amount                                                                                        $513,057.49
Interim Yield Supplement Account Balance                                                                                $513,057.49
Yield Supplement Amount Released to Seller                                                                                    $0.00

Ending Yield Supplement Account Balance                                                                                 $513,057.49

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                                     $13,000,215.75
Deposit to Spread Account from Pre-Funding Account                                                                            $0.00
Deposit to Spread Account from Excess Collections over Distributions                                                  $1,695,003.25

Distribution from Spread Account to Noteholders' Distr. Account                                                               $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                         $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                         $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                         $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                         $0.00
Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                    $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                           $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                    $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                    $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Preliminary Spread Account Balance Remaining                                                                         $14,695,219.00

Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                                    $0.00
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                     NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                             $0.00
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                            NO
60 day or > Delinquent Scheduled Amounts                                                                                $477,098.96
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                                 NO
Are any of the three conditions "YES"?                                                                        NO

Preliminary A-1 Note Principal Balance (End of Period)                                                               $33,438,842.79
Preliminary A-2 Note Principal Balance (End of Period)                                                              $250,000,000.00
Preliminary A-3 Note Principal Balance (End of Period)                                                              $110,000,000.00
Preliminary A-4 Note Principal Balance (End of Period)                                                              $148,350,000.00
Preliminary B Note Principal Balance (End of Period)                                                                 $31,486,376.15
Preliminary Total Principal Balance of Notes  (End of Period)                                                       $573,275,218.94

Specified Spread Account Balance                                                                                      13,000,215.75
Lesser of:
(a) 2.00% of the Initial Pool Balance                                          2.00%                                  13,000,215.75

(b) the Note Balance                                                                                                 573,275,218.94

Preliminary Spread Account Balance Remaining                                                                         $14,695,219.00
Preliminary Excess Amount in Spread Account                                                                           $1,695,003.25
Preliminary Shortfall Amount in Spread Account                                                                                $0.00

Deposit to Spread Account from Remaing Excess Distribution                                                                    $0.00

Spread Account Excess                                                                                                 $1,695,003.25

Ending Spread Account Balance (after distributions)                                                                  $13,000,215.75
Net Change in Spread Account Balance                                                                                          $0.00

Total Excess Distribution Amount Remaining                                                                            $1,695,003.25

Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                        $0.00
Interest Due (in Arrears) on Above Shortfall                                                                                  $0.00
Interest Accrued on Deferred Purchase Price this period                                                                 $108,629.17
Deferred Purchase Price Interest Paid from Excess Distribution                                                          $108,629.17
Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                             $0.00

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                            $0.00
Interest Due (in Arrears) on Above Shortfall                                                                                  $0.00
Interest Accrued on Certificates this period                                                                                $516.67
Certificateholders' Interest Paid from Excess Distribution                                                                  $516.67
Certificateholders' Interest Carryover Shortfall (Current Period)                                                             $0.00

Total Excess Distribution Amount Remaining                                                                            $1,585,857.41

Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                       $0.00
Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                         $0.00
Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                   $0.00
Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                            $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                             $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                       $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Excess Distribution Amount Remaining                                                                            $1,585,857.41

Servicing Fee Shortfall (Previous Period)                                                                                     $0.00
Servicing Fees Accrued during this Period                                      1.00%                                    $504,022.64
Adjustment to Servicing Fee                                                                                                   $0.00
Adjustment to Excess Distribution Amount Remaining                                                                            $0.00
Servicing Fees Paid this Period from Excess Distribution                                                                $504,022.64
Servicing Fee Shortfall                                                                                                       $0.00

Total Excess Distribution Amount Remaining                                                                            $1,081,834.77

8.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                              $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                               $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                               $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                               $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                               $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                                 $0.00
Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                        $0.00
Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                       $0.00
Certificateholders' Interest Carryover Shortfall  (Current Period)                                                            $0.00
Certificateholders' Principal Carryover Shortfall  (Current Period)                                                           $0.00

A-1 Note Principal Balance (End of Period)                                                                           $33,438,842.79
A-2 Note Principal Balance (End of Period)                                                                          $250,000,000.00
A-3 Note Principal Balance (End of Period)                                                                          $110,000,000.00
A-4 Note Principal Balance (End of Period)                                                                          $148,350,000.00
B Note Principal Balance (End of Period)                                                                             $31,486,376.15
Deferred Purchase Price Principal Balance (End of Period)                                                            $21,025,000.00
Certificate Principal Balance (end of Period)                                                                           $100,000.00
Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                          $594,400,218.94

A-1 Note Pool Factor (End of Period)                                  $86,400,000.00                                      0.3870236
A-2 Note Pool Factor (End of Period)                                 $250,000,000.00                                      1.0000000
A-3 Note Pool Factor (End of Period)                                 $110,000,000.00                                      1.0000000
A-4 Note Pool Factor (End of Period)                                 $148,350,000.00                                      1.0000000
B Note Pool Factor (End of Period)                                    $34,125,000.00                                      0.9226777
Deferred Purchase Price Pool Factor (End of Period)                   $21,025,000.00                                      1.0000000
Certificate Pool Factor (endof Period)                                   $100,000.00                                      1.0000000
Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                           0.9144619

Specified Spread Account Balance (after all distributions and adjustments)                                           $13,000,215.75

Yield Supplement Account Balance (after alldistributions and adjustment):                                               $513,057.49


CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO NOTEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
        $100,000  6.20% Asset Backed Certificates

PAYMENT DATE:                                                                                                      15-Mar-99

(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                           $10,149,109.58
           per $1,000 original principal amount:                                                                     $117.47

    (b)   A-2 Notes:                                                                                                   $0.00
            per $1,000 original principal amount:                                                                      $0.00

    (c)   A-3 Notes:                                                                                                   $0.00
            per $1,000 original principal amount:                                                                      $0.00

    (d)   A-4 Notes:                                                                                                   $0.00
            per $1,000 original principal amount:                                                                      $0.00

    (e)   B Notes:                                                                                               $267,050.08
            per $1,000 original principal amount:                                                                      $7.83

    (f)   Total                                                                                               $10,416,159.66

(2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                                              $177,185.03
           per $1,000 original principal amount:                                                                       $2.05

    (b)   A-2 Notes:                                                                                           $1,143,750.00
            per $1,000 original principal amount:                                                                      $4.58

    (c)  A-3 Notes:                                                                                              $506,000.00
           per $1,000 original principal amount:                                                                       $4.60

    (d)  A-4 Notes:                                                                                              $693,536.25
           per $1,000 original principal amount:                                                                       $4.68

    (e)  B Notes:                                                                                                $164,059.37
            per $1,000 original principal amount:                                                                      $4.81

    (f)   Total                                                                                                $2,684,530.65

(3) Pool Balance at the end of the related Collection Period                                                 $594,411,006.66

(4) After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                       $33,438,842.79
       (ii)  A-1 Note Pool Factor:                                                                                 0.3870236

    (b) (i)  outstanding principal amount of A-2 Notes:                                                      $250,000,000.00
       (ii)  A-2 Note Pool Factor:                                                                                 1.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                      $110,000,000.00
       (ii)  A-3 Note Pool Factor:                                                                                 1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                      $148,350,000.00
       (ii)  A-4 Note Pool Factor:                                                                                 1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                                         $31,486,376.15
       (ii)  B Note Pool Factor:                                                                                   0.9226777

    (f) (i)  Deferred Purchase Price Balance                                                                  $21,025,000.00
       (ii)  Deferred Purchase Price Pool Factor:                                                                  1.0000000

    (g) (i)  Certificate Balance                                                                                 $100,000.00
       (ii)  Certificate Pool Factor:                                                                             1.00000000

(5)  Amount of Servicing Fee:                                                                                    $504,022.64
         per 1,000 Beginning of Collection Period:                                                                1.68670599

(6)  Amount of Administration Fee:                                                                                   $166.67
         per $1,000 Beginning of Collection Period:                                                               0.00055775

(7)  Aggregate Purchase Amounts for Collection Period:                                                                 $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                           $0.00

(9)  Amount in Spread Account:                                                                                $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                                   $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                  NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                $0.00

(13)  Amount in Yield Supplement Account:                                                                        $513,057.49

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO CERTIFICATEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
        $100,000  6.20% Asset Backed Certificates

PAYMENT DATE:                                                                                                      15-Mar-99

(1) Amount of principal being paid or distributed:
    (a)  A-1 Notes:                                                                                           $10,149,109.58
           per $1,000 original principal amount:                                                                     $117.47

    (b)  A-2 Notes:                                                                                                    $0.00
           per $1,000 original principal amount:                                                                       $0.00

    (c)  A-3 Notes:                                                                                                    $0.00
           per $1,000 original principal amount:                                                                       $0.00

    (d)  A-4 Notes:                                                                                                    $0.00
           per $1,000 original principal amount:                                                                       $0.00

    (e)  B Notes:                                                                                                $267,050.08
           per $1,000 original principal amount:                                                                       $7.83

    (f)  Deferred Purchase Price:                                                                                      $0.00
           per $1,000 original principal amount:                                                                       $0.00

    (g)  Certificates:                                                                                                  0.00
           per $1,000 original principal amount:                                                                       $0.00

    (h)  Total:                                                                                               $10,416,159.66

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                              $177,185.03
           per $1,000 original principal amount:                                                                       $2.05

    (b)  A-2 Notes:                                                                                            $1,143,750.00
           per $1,000 original principal amount:                                                                       $4.58

    (c)  A-3 Notes:                                                                                              $506,000.00
           per $1,000 original principal amount:                                                                       $4.60

    (d)  A-4 Notes:                                                                                              $693,536.25
           per $1,000 original principal amount:                                                                       $4.68

    (e)  B Notes:                                                                                                $164,059.37
           per $1,000 original principal amount:                                                                       $4.81

    (f)  Deferred Purchase Price:                                                                                $108,629.17
           per $1,000 original principal amount:                                                                       $5.17

    (g)  Certificates:                                                                                               $516.67
           per $1,000 original principal amount:                                                                       $5.17

    (h)  Total:                                                                                                $2,793,676.49

(3)  Pool Balance at end of related Collection Period:                                                       $594,411,006.66

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                       $33,438,842.79
       (ii)  A-1 Note Pool Factor:                                                                                 0.3870236

    (b) (i)  outstanding principal amount of A-2 Notes:                                                      $250,000,000.00
       (ii)  A-2 Note Pool Factor:                                                                                 1.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                      $110,000,000.00
       (ii)  A-3 Note Pool Factor:                                                                                 1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                      $148,350,000.00
       (ii)  A-4 Note Pool Factor:                                                                                 1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                                         $31,486,376.15
       (ii)  C Note Pool Factor:                                                                                   0.9226777

    (f) (i)  Deferred Purchase Price Balance                                                                  $21,025,000.00
       (ii)  Certificate Pool Factor:                                                                              1.0000000

    (g) (i)  Certificate Balance                                                                                  100,000.00
       (ii)  Certificate Pool Factor:                                                                              1.0000000

(5)  Amount of Servicing Fee:                                                                                    $504,022.64
         per $1,000 Beginning of Collection Period:                                                                1.6867060

(6)  Amount of Administration Fee:                                                                                   $166.67
         per $1,000 Beginning of Collection Period:                                                                0.0005577

(7)  Aggregate Purchase Amounts for Collection Period:                                                                 $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                           $0.00

(9)  Amount in Spread Account:                                                                                $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                                   $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                  NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                $0.00

(13)  Amount in Yield Supplement Account:                                                                        $513,057.49


CASE EQUIPMENT LOAN TRUST 1998-C
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
        $100,000  6.20% Asset Backed Certificates



PAYMENT DATE:                                                                                                         15-Mar-99

(1)  Payment of Administration Fee to Administrator:                                                                    $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                 $2,684,530.65

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                        $10,416,159.66

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                $108,629.17

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                      $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                        $516.67

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                          $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                          $504,022.64

(9) Release to Seller from Excess Collections over Distributions                                                  $1,081,834.77

Check for Error                                                                                               NO ERROR
Sum of Above Distributions                                                                                       $14,795,860.23
Total Distribution Amount plus Releases to Seller                                                                $14,795,860.23

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
        $100,000  6.20% Asset Backed Certificates


PAYMENT DATE:                                                                                                       15-Mar-99

(1)  Total Distribution Amount:                                                                                $14,795,860.23

(2)  Administration Fee:                                                                                              $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                          $177,185.03

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                 $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                        $1,143,750.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                 $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                          $506,000.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                 $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                          $693,536.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                           $164,059.37

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                  $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                       $2,684,530.65
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                 $10,149,109.58

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                      97.44%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                   $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                         $10,149,109.58

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                          $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                       0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                   $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                  $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                          $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                       0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                   $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                  $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                          $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                       0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                   $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                  $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                      $267,050.08

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                         2.56%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                     $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                              $267,050.08

(34)  Noteholders' Principal Distribution Amount:                                                              $10,416,159.66

(35)  Noteholders' Distributable Amount:                                                                       $13,100,690.31


(36)  Deposit to Spread Account (from excess collections):                                                      $1,695,003.25

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                             $13,000,215.75
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                                      $13,000,215.75


    (b) the Note Balance                                                                                      $573,275,218.94

(38)  Spread Account Balance over the Specified Spread Account Balance:                                         $1,695,003.25

(39)  Deffered Purchase Price Interest Distribution Amount:                                                       $108,629.17

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                             $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price               0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                            $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                            $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                $108,629.17

(39)  Certificateholders' Interest Distribution Amount:                                                               $516.67

(40)  Certificateholders' Interest Carryover Shortfall:                                                                 $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                          0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                           $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                       $0.00

(44)  Certificates Principal Distribution Amount:                                                                       $0.00

(45)  Certificates Distribution Amount:                                                                               $516.67

(46)  Servicing Fee:                                                                                              $504,022.64


CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
        $100,000  6.20% Asset Backed Certificates

PAYMENT DATE:                                                                                                     00-Jan-00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                     $1,081,834.77
    (b) Release of Excess Amount in Negative Carry Account                                                            $0.00
    (b) Release of Excess Amount in Yield Supplement Account                                                          $0.00


(48) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                                $0.00

(49) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                          $604,827,166.32

(50) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                       $33,438,842.79
           A-1 Note Pool Factor:                                                                                  0.3870236

           Outstanding Principal Balance of A-2 Notes:                                                      $250,000,000.00
           A-2 Note Pool Factor:                                                                                  1.0000000

           Outstanding Principal Balance of A-3 Notes:                                                      $110,000,000.00
           A-3 Note Pool Factor:                                                                                  1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                      $148,350,000.00
           A-4 Note Pool Factor:                                                                                  1.0000000

           Outstanding Principal Balance of B Notes:                                                         $31,486,376.15
           B Note Pool Factor:                                                                                    0.9226777

           Outstanding Principal Balance of the Deferred Purchase Price:                                     $21,025,000.00
           Deferred Purchase Price Pool Factor:                                                                   1.0000000

           Outstanding Principal Balance of the Certificates:                                                    100,000.00
           Certificate Pool Factor:                                                                               1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                       $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                          $0.00

(53)  Spread Account Balance after giving effect to all distributions:                                       $13,000,215.75

                                                  18-Mar-99


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1998-C

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1998-C is provided to Moody's for the following collection period.

          Pool Balance on                                                                                  06-Feb-99
                                                                                                     $604,827,166.32
          Pool Balance on                                                                                  05-Mar-99
                                                                                                     $594,411,006.66

          Realized Losses during collection period:                                                            $0.00
          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:                                                  $477,098.96

          Aggregate Contract Value of all Receivables as to which the related
          Financed Equipment has been repossessed but in which the Receivable has not
          been liquidated at the end of the collection period:                                                 $0.00

Total Collections During the Collection Period:                                                       $14,795,860.23


Sincerely,




Ralph Than
Case Credit Corporation